UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Iron Mountain Inc.

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2021

NOTICE OF
ANNUAL MEETING
AND PROXY STATEMENT

IRON MOUNTAIN INCORPORATED

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

DEAR STOCKHOLDER:

You are cordially invited to attend the virtual Annual Meeting of Stockholders (the “Annual Meeting”) of Iron Mountain Incorporated (“Iron Mountain”, the “Company”, “we”, “us” or “our”) on Wednesday, May 12, 2021, at 9:00 a.m. Eastern Time.

As part of our precautions regarding the coronavirus (COVID-19), we are sensitive to the public health and travel concerns that our stockholders may have, as well as any protocols that federal, state and local governments have imposed or may impose. As a result, the Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting https://www.virtualshareholdermeeting.com/IRM2021 and entering your 16-digit control number (included in the Notice Regarding the Availability of Proxy Materials, which is being mailed to stockholders of record on or about April 2, 2021 (the “Notice of Internet Availability”)). The Annual Meeting will be for the purposes of considering and voting on:

VOTING ITEMS

Proposal		Board Recommendation
	Election of directors to the Company’s board of directors (the “Board”), to serve until the next Annual Meeting or until their successors have been duly elected and qualified;	FOR each director nominee
	Approval of an amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock of the Company (“Common Stock”) authorized for issuance thereunder by 8,000,000, from 12,750,000 to 20,750,000, to extend the termination date of the 2014 Plan from May 24, 2027 to May 12, 2031, to provide that, other than in certain circumstances, no equity-based award will vest before the first anniversary of the date of grant and to provide that dividends and dividend equivalents are not paid with respect to stock options or stock appreciation rights;	FOR
	Approval of an amendment to the Iron Mountain Incorporated 2013 Employee Stock Purchase Plan (the “2013 ESPP”), to increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000;	FOR
	Approval, by a non-binding advisory vote, of the compensation of our named executive officers; and	FOR
	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	FOR

Such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business (5:00 p.m. Eastern Time) on March 15, 2021 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

Instructions regarding each method of voting are provided in the Notice of Internet Availability and stockholders can access proxy materials and vote at www.proxyvote.com. If you desire to submit your vote by mail, you may request a paper proxy card at any time on or before April 28, 2021. If you desire to submit your vote via internet or telephone, follow the instructions at www.proxyvote.com and use the stockholder identification number provided in the Notice of Internet Availability.

If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting, except as otherwise discussed in the Proxy Statement.

All stockholders are cordially invited to attend the virtual Annual Meeting.

By order of the Board of Directors,

Deborah Marson, Secretary

Boston, Massachusetts

April 2, 2021

BACKGROUND

Date and Time May 12, 2021, at 9:00 a.m. Eastern Time

Place Live audio webcast accessible at https://www.virtualshareholder meeting.com/IRM2021

Who Can Vote Stockholders of record at the close of business on March 15, 2021 (5:00 p.m. Eastern Time) may vote at the virtual Annual Meeting or any adjournment thereof

Your Vote is Important Regardless of the Number of Shares that You Beneficially Own

Attached to this notice is a Proxy Statement relating to the proposals to be considered at the Annual Meeting. We urge you to read the Proxy Statement carefully and, whether or not you plan to attend the virtual Annual Meeting, to vote your shares:

By Internet www.proxyvote.com

By telephone 1-800-690-6903

By mail Complete and mail your proxy card to the address provided

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS:

This Notice of Annual Meeting and Proxy Statement, Iron Mountain Incorporated’s Annual Report to Stockholders for the year ended December 31, 2020, and directions to the Annual Meeting are available at: https://materials.proxyvote. com/46284v.

2

PROXY SUMMARY

This summary contains highlights about Iron Mountain and the upcoming Annual Meeting. This summary does not contain all of the information that you should consider in advance of the Annual Meeting, and we encourage you to read the entire Proxy Statement and our 2020 Annual Report on Form 10-K carefully before voting.

NOTICE AND VOTING ROADMAP

GENERAL INFORMATION

MEETING:
Annual Meeting of Stockholders

DATE:
Wednesday, May 12, 2021

TIME:
9:00 a.m. EST

LOCATION:
Live audio webcast available at https://www.virtualshareholder
meeting.com/IRM2021

RECORD DATE:
March 15, 2021

STOCK SYMBOL:
IRM

EXCHANGE:
NYSE

COMMON STOCK OUTSTANDING:
288,713,179 as of
March 15, 2021

REGISTRAR & TRANSFER AGENT:
Computershare

STATE OF INCORPORATION:
Delaware

FOUNDED:
1951

PUBLIC COMPANY SINCE:
1996

CORPORATE WEBSITE: www.ironmountain.com INVESTOR RELATIONS WEBSITE: investors.ironmountain.com 2021 ANNUAL MEETING MATERIALS: www.proxyvote.com

2021 PROXY STATEMENT	3

PROXY SUMMARY

VOTING ROADMAP

PROPOSAL 1 ELECTION OF DIRECTORS The Board recommends a vote FOR each director nominee	SEE PAGE 10

DIRECTOR NOMINEES

			YEARS OF	COMMITTEE MEMBERSHIPS AS OF APRIL 1, 2021						OTHER CURRENT PUBLIC COMPANY
NAME AND POSITION	AGE	INDEPENDENT	TENURE	A	C	N&G	F	R&S	T	BOARDS
Jennifer Allerton Chief Information Officer, F. Hoffman la Roche (retired)	69		7							Sandvik AB Aveva plc
Pamela M. Arway President, Japan/Asia Pacific/Australia Region, American Express International, Inc. (retired)	67		7							The Hershey Company DaVita Inc.
Clarke H. Bailey Chairman and Chief Executive Officer, EDCI Holdings, Inc. (retired)	66		23							SMTC Corporation
Kent P. Dauten Chairman, Keystone Capital, Inc.	65		24
Monte Ford Principal Partner, CIO Strategy Exchange	61		2							Akamai Technologies, Inc. Michaels Companies, Inc. JetBlue Airways
Per-Kristian Halvorsen Chief Technology Officer, Intuit, Inc. (retired)	69		12
Robin L. Matlock Senior Vice President and Chief Marketing Officer, VMware, Inc. (retired)	55		1
William L. Meaney Chief Executive Officer, Iron Mountain	60		8							State Street Corporation
Wendy J. Murdock Chief Product Officer, MasterCard Worldwide (retired)	68		5
Walter C. Rakowich Chief Executive Officer, Prologis (retired)	63		8							Host Hotels & Resorts, Inc. Ventas, Inc.
Doyle R. Simons Chief Executive Officer, Weyerhaeuser Co. (retired)	57		1							Fiserv, Inc.
Alfred J. Verrecchia Chairman, Hasbro, Inc. (retired) Independent Chairman of the Board of Iron Mountain	78		11

A: Audit Committee	N&G: Nominating and Governance Committee	R&S: Risk & Safety Committee	Chair
C: Compensation Committee	F: Finance Committee	T: Technology Committee	Member

4

PROXY SUMMARY

BOARD SNAPSHOT

CORPORATE GOVERNANCE HIGHLIGHTS

The Board believes strong corporate governance is critical to achieving Iron Mountain’s long-term strategic goals and maintaining the trust and confidence of investors, employees, customers and other stakeholders. The following are highlights of our Corporate Governance Program:

Board Independence	Board Performance	Corporate Governance Best Practices

All directors are independent except the CEO Board committees are 100% independent Executive sessions at each Board meeting

  Diverse Board with mix of skills, gender, tenure and age

  Each director attended at least 75% of the Board meetings and each director’s committee meetings held during the period such director served on the Board during 2020

  Annual Board and committee evaluations overseen by the Nominating and Governance Committee

  Annual election of directors with majority voting standard

  Significant shareholder ownership requirements for executives and Board

  Commitment to transparent reporting on sustainability and corporate responsibility efforts

  Hedging and pledging of Company stock by directors and executives is prohibited

  Code of Ethics

2021 PROXY STATEMENT	5

PROXY SUMMARY

PROPOSAL
2
APPROVAL OF AN AMENDMENT TO THE 2014 PLAN, TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE BY 8,000,000, FROM 12,750,000 TO 20,750,000, TO EXTEND THE TERMINATION DATE OF THE 2014 PLAN FROM MAY 24, 2027 TO MAY 12, 2031, TO PROVIDE THAT, OTHER THAN IN CERTAIN CIRCUMSTANCES, NO EQUITY-BASED AWARD WILL VEST BEFORE THE FIRST ANNIVERSARY OF THE DATE OF GRANT AND TO PROVIDE THAT DIVIDENDS AND DIVIDEND EQUIVALENTS ARE NOT PAID WITH RESPECT TO STOCK OPTIONS OR STOCK APPRECIATION RIGHTS
The Board recommends a vote FOR this Proposal
SEE PAGE 31

PROPOSAL 3 APPROVAL OF AN AMENDMENT TO THE 2013 ESPP, TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 1,000,000 The Board recommends a vote FOR this Proposal	SEE PAGE 38

PROPOSAL 4 APPROVAL, BY A NON-BINDING ADVISORY VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS The Board recommends a vote FOR this Proposal	SEE PAGE 42

6

PROXY SUMMARY

5-YEAR TOTAL STOCKHOLDER RETURN ON $1 INVESTED JANUARY 1, 2016

The MSCI US REIT Index is our primary benchmark for tracking our relative Total Shareholder Return (“TSR”) performance. We also track our compensation peer group, which represents companies of like sizes and businesses, for executive compensation benchmarking. This compensation peer group includes both real estate investment trust (“REIT”) and non-REIT companies. As the graph below shows, the realizable total direct compensation for our CEO over the five-year period ended December 31, 2020 was at the 22nd percentile among the companies in our compensation peer group, while the Company’s TSR performance over this same period was at the 21st percentile among these companies. This, along with the Company’s stronger relative TSR performance as compared to the MSCI US REIT Index, further demonstrates pay for performance alignment. See page 48 for a definition of realizable total direct compensation.

5-YEAR CEO REALIZABLE PAY - TSR ALIGNMENT BASED ON DIVIDEND ADJUSTED CLOSING STOCK PRICE

2021 PROXY STATEMENT	7

PROXY SUMMARY

CEO

CEO: William Meaney (Age 60; CEO 2013-present)

PERCENTAGE 2020 CEO INCENTIVE COMPENSATION AT RISK:
91% of Total Compensation

METRICS USED FOR SHORT-TERM INCENTIVE COMPENSATION:
Revenue, Adjusted EBITDA, AFFO Per Share, Strategic Objectives

METRICS USED FOR LONG-TERM INCENTIVE COMPENSATION:
Revenue, ROIC, New Product Revenue, Relative TSR

STOCK OWNERSHIP GUIDELINES: Yes

ANTI-HEDGING/ANTI-PLEDGING POLICY: Yes

PROPOSAL 5 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Board recommends a vote FOR this Proposal	SEE PAGE 80

8

2021 PROXY STATEMENT	9

CORPORATE GOVERNANCE MATTERS

PROPOSAL
1
ELECTION OF DIRECTORS
The Board recommends that you vote FOR the election of each of the Board’s twelve (12) nominees to serve as directors of Iron Mountain until the 2022 Annual Meeting of Stockholders or until their successors are elected and qualified.

The Board currently consists of thirteen (13) directors. In February 2021, the size of the Board was set at 12 directors, to take effect immediately at the conclusion of the Annual Meeting. Each director is currently serving a one-year term, and the term of each director will expire at the Annual Meeting. At the Annual Meeting, each nominee is to be elected for a one-year term to serve until the Company’s 2022 Annual Meeting of Stockholders or until such nominee’s successor is elected and qualified.

The Board has selected as nominees the following twelve (12) individuals, all of whom are current directors of the Company: Jennifer Allerton, Pamela M. Arway, Clarke H. Bailey, Kent P. Dauten, Monte Ford, Per-Kristian Halvorsen, Robin L. Matlock, William L. Meaney, Wendy J. Murdock, Walter C. Rakowich, Doyle R. Simons and Alfred J. Verrecchia. Paul F. Deninger is not standing for re-election at the Annual Meeting. Each nominee has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable to serve. For more detail on the process our Board follows when selecting nominees, please see page 18.

REQUIRED VOTE

Each director nominee must receive a majority of the votes cast on his or her nomination to be elected, with abstentions and broker non-votes not counting as votes cast. Under Iron Mountain’s Bylaws, if an incumbent director nominee does not receive a majority of votes cast on his or her nomination, then such nominee must promptly tender to the Board a resignation from the Board. Each incumbent director has already tendered an irrevocable resignation that will be effective upon (1) the failure to receive the required number of votes for re-election at the Annual Meeting or any meeting of stockholders at which such incumbent director faces re-election and (2) the acceptance of such resignation by the Board. The Board will decide within 90 days of the certification of the stockholder vote, through a process managed by the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”), and excluding the director nominee in question, whether to accept the resignation. The Board’s explanation of its decision will be promptly disclosed in a filing with the Securities and Exchange Commission (the “SEC”).

Brokers are not permitted to vote for the election of directors without voting instructions. Therefore, we urge you to give voting instructions to your broker on the proxy so that your votes may be counted on this important matter.

10

CORPORATE GOVERNANCE MATTERS

DIRECTOR NOMINEE SKILLS AND EXPERIENCE

The Board and the Nominating and Governance Committee select director nominees on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties and likelihood that they will be able to serve on the Board for a sustained period. The Board and the Nominating and Governance Committee believe each director nominee should be well-versed in strategic oversight, corporate governance, stockholder advocacy, and leadership in order to be an effective member of the Board.

We believe that all of our director nominees meet these criteria. Our director nominees bring a full array of business and leadership skills to their oversight responsibilities and represent diverse skills and experiences, which the Board believes will contribute to the effective oversight of the Company.

More details about the background and experience of each director nominee can be found below. Each director nominee has consented to be named in this Proxy Statement and to serve on the Board, if elected. The following information is presented as of April 1, 2021.

JENNIFER ALLERTON		INDEPENDENT
AGE 69	COMMITTEES Audit, Risk and Safety, Technology
DIRECTOR SINCE 2014	OTHER CURRENT PUBLIC COMPANY BOARDS	Sandvik AB Aveva plc

▲	BIOGRAPHY

Ms. Allerton has more than 40 years of information technology experience, most recently as chief information officer at F. Hoffman la Roche (“Roche”) in Switzerland with responsibility for information technology strategy and operations for the pharmaceutical division and all group information technology operations from June 2002 to July 2012. Prior to Roche, Ms. Allerton served from May 1999 to June 2002 as Technology Director at Barclaycard in the United Kingdom with responsibility for fraud operations and information technology. Ms. Allerton currently serves on the board of directors of Sandvik AB, a global engineering company, and Aveva plc, an engineering design and information management solutions firm for plant, power and marine industries. Ms. Allerton also currently serves on the board of Barclays Bank Ireland (Barclays Bank Europe), a European bank. From March 2017 to December 2017, Ms. Allerton served as a non-executive director of Paysafe Group plc, a provider of digital payments and transaction-related solutions to businesses and consumers. From June 2013 to September 2016, Ms. Allerton served as a non-executive director of Oxford Instruments plc, a leading provider of high technology tools and systems for research and industry.

▲	REASONS FOR NOMINATION

We believe Ms. Allerton’s qualifications for nomination include her significant experience working for global multinational companies and running complex, international businesses, her extensive knowledge of technology and its successful application to data centers, and her experience as a board member of several large international companies.

▲	EDUCATION

Ms. Allerton holds bachelor’s degrees in mathematics from Imperial College, London and in physical sciences and geosciences from the Open University, United Kingdom, and a master’s degree in physics from the University of Manitoba, Canada.

2021 PROXY STATEMENT	11

CORPORATE GOVERNANCE MATTERS

PAMELA M. ARWAY		INDEPENDENT
AGE 67	COMMITTEES Compensation (chair), Nominating and Governance
DIRECTOR SINCE 2014	OTHER CURRENT PUBLIC COMPANY BOARDS	The Hershey Company DaVita Inc.

▲	BIOGRAPHY

Ms. Arway served in a number of capacities during her 21-year career with the American Express Company, Inc., a publicly held global payments, network and travel company, until her retirement in 2008. Ms. Arway served as president, Japan/Asia Pacific/Australia Region, American Express International, Inc., Singapore from October 2005 to January 2008. From December 2004 to October 2005, Ms. Arway served as chief executive officer, American Express Australia Ltd., Sydney, Australia. From July 2000 to December 2004, Ms. Arway served as executive vice president and general manager, Corporate Travel North America, American Express Company, Inc. Ms. Arway has been a director of The Hershey Company, a publicly held company, since May 2010 and has been a director of DaVita Inc., a publicly held company, since May 2009. Ms. Arway has also been a director of Carlson Companies, Inc., a family-owned corporate travel management and private capital company, since May 2019.

▲	REASONS FOR NOMINATION

We believe Ms. Arway’s qualifications for nomination include her significant leadership experience as a global executive, her expertise in the areas of marketing, international business, finance and government affairs and her experience as a board member of several large publicly held companies.

▲	EDUCATION

Ms. Arway holds a bachelor’s degree in languages from Memorial University of Newfoundland and a master’s degree in business administration from Queen’s University, Kingston, Ontario, Canada.

CLARKE H. BAILEY		INDEPENDENT
AGE 66	COMMITTEES Audit, Nominating and Governance, Risk and Safety (chair)
DIRECTOR SINCE 1998	OTHER CURRENT PUBLIC COMPANY BOARDS	SMTC Corporation

▲	BIOGRAPHY

From June 1999, Mr. Bailey served in various roles of EDCI Holdings, Inc. (“EDCI”) which was taken private in 2010 and was dissolved as of September 2020. Mr. Bailey served as EDCI’s director from June 1999 to September 2020 and as its chief executive officer from July 2009 to September 2020. Mr. Bailey also served as chief executive officer of EDCI from November 2003 to November 2006. In addition, Mr. Bailey has served as a director of SMTC Corporation, a publicly held company, since June 2011 and as its non-executive chairman since April 2014. He also served as executive chairman and interim chief financial officer of SMTC Corporation from May 2013 to April 2014.

▲	REASONS FOR NOMINATION

We believe Mr. Bailey’s qualifications for nomination include his deep industry knowledge and experience gained as the former chief executive officer of Arcus Data Security, an offsite data protection business we acquired in 1998, his understanding of our businesses, operations and strategies as a member of our Board for the past 20 years, his past experience as chairman and chief executive officer of another publicly held company and his service on the boards of directors of other publicly held companies.

▲	EDUCATION

Mr. Bailey holds bachelor’s degrees in economics and rhetoric from the University of California at Davis and a master’s degree in business administration from The Wharton School, University of Pennsylvania.

12

CORPORATE GOVERNANCE MATTERS

KENT P. DAUTEN	INDEPENDENT
AGE 65	COMMITTEES Audit, Finance (chair), Nominating and Governance
DIRECTOR SINCE 1997

▲	BIOGRAPHY

Mr. Dauten has served as chairman of Keystone Capital, Inc. (“Keystone”), a private investment firm, since September 2017. Previously, Mr. Dauten served as managing director of Keystone, a position he held since founding the firm in February 1994. Mr. Dauten served as a director of Health Management Associates, Inc., a publicly held hospital management firm, from November 1988 until August 2013.

▲	REASONS FOR NOMINATION

We believe Mr. Dauten’s qualifications for nomination include his deep industry knowledge and experience as the former president of HIMSCORP, Inc., a records management company we acquired in 1997, his extensive knowledge of the capital markets and business management as the managing director of a private investment business, his understanding of our businesses, operations and strategies as a member of our Board for over 20 years, his financial acumen, his prior service on the board of directors of another publicly held company and his prior experience as our lead independent director.

▲	EDUCATION

Mr. Dauten holds a bachelor’s degree in economics from Dartmouth College and a master’s degree in business administration from Harvard Business School.

MONTE FORD		INDEPENDENT
AGE 61	COMMITTEES Compensation, Risk and Safety, Technology
DIRECTOR SINCE 2018	OTHER CURRENT PUBLIC COMPANY BOARDS	Akamai Technologies, Inc. Michaels Companies, Inc. JetBlue Airways

▲	BIOGRAPHY

Mr. Ford has served as principal partner for the CIO Strategy Exchange (“CIOSE”), a cross-industry consortium of 50 chief information officers from large global companies, since May 2015. From May 2013 to September 2013, Mr. Ford served as executive chairman of Aptean, Inc. (“Aptean”), a producer of enterprise software. From April 2012 to April 2013, Mr. Ford served as chief executive officer of Aptean. From February 2012 to March 2012, Mr. Ford served as an advisor to Aptean. Prior to these roles, Mr. Ford served as senior vice president and chief information officer of American Airlines Group from December 2000 to December 2011. Mr. Ford has been a director of Akamai Technologies, Inc., a content delivery network and cloud service provider, since June 2013, Michaels Companies, Inc., owner and operator of arts and crafts specialty retail stores, since September 2015 and JetBlue Airways, a major American airline, since January 2021.

▲	REASONS FOR NOMINATION

We believe Mr. Ford’s qualifications for nomination include his extensive experience as an executive in the information technology field, his knowledge related to companies going through a technological transformation, his deep leadership experience and his experience as a board member of large public companies.

▲	EDUCATION

Mr. Ford holds a bachelor’s degree in business administration from Northeastern University.

2021 PROXY STATEMENT	13

CORPORATE GOVERNANCE MATTERS

PER-KRISTIAN HALVORSEN	INDEPENDENT
AGE 69	COMMITTEES Compensation, Nominating and Governance, Risk and Safety, Technology (chair)
DIRECTOR SINCE 2009

▲	BIOGRAPHY

Dr. Halvorsen served in a number of capacities during his career with Intuit, Inc. (“Intuit”), a publicly held software company, until his retirement in October 2019. Dr. Halvorsen served as senior engineering fellow and senior vice president of Intuit from June 2016 to October 2019. He also served as chief technology officer of Intuit from 2007 to 2009 and chief innovation officer from 2009 to 2016. Prior to Intuit, Dr. Halvorsen was vice president of HP Labs, and center director of Solutions and Services for Hewlett-Packard Company, a publicly held company, where, from 2000 to 2005, he oversaw global research and advanced technology for its information technology services division. Dr. Halvorsen was laboratory manager and principal scientist at Xerox Palo Alto Research Center, where he founded the Information Sciences and Technology Lab and worked from August 1983 to May 2000. Dr. Halvorsen was a director of Nets A/S from December 2015 until February 2018. Dr. Halvorsen was a director of Autodesk Inc., a publicly held company, from March 2000 to June 2016.

▲	REASONS FOR NOMINATION

We believe Dr. Halvorsen’s qualifications for nomination include his extensive knowledge about the technology industry, the development and use of new technology and the overall operation of technology businesses through his experience at large technology companies, his understanding and insight with respect to international businesses and his experience as a member of the boards of directors of publicly held companies.

▲	EDUCATION

Dr. Halvorsen holds a Ph.D. degree in linguistics from the University of Texas at Austin.

ROBIN L. MATLOCK	INDEPENDENT
AGE 55	COMMITTEES Compensation, Risk and Safety, Technology
DIRECTOR SINCE 2019

▲	BIOGRAPHY

Ms. Matlock served in a number of capacities during her career at VMware, Inc. (“VMware”), a publicly traded software virtualization company, until her retirement in January 2021. Ms. Matlock served as a consultant from June 2020 to January 2021 and as senior vice president and chief marketing officer from June 2013 to June 2020. From July 2009 until June 2013, Ms. Matlock served as vice president, corporate marketing of VMware. Prior to these roles, Ms. Matlock served as executive vice president and general manager of Imperva, Inc. from December 2006 to October 2008. Ms. Matlock has served as a director of Cohesity, Inc., a privately held software development company, since January 2021, a director of People.ai, a privately held sales software company, since January 2021 and a director of Dremio Corporation, a privately held data lake transformation company, since March 2021.

▲	REASONS FOR NOMINATION

We believe Ms. Matlock’s qualifications for nomination include extensive experience and executive leadership in global marketing, technology and digital solutions.

▲	EDUCATION

Ms. Matlock holds bachelor’s degrees in economics and music from Rice University.

14

CORPORATE GOVERNANCE MATTERS

WILLIAM L. MEANEY
AGE 60	COMMITTEES None
DIRECTOR SINCE 2013	OTHER CURRENT PUBLIC COMPANY BOARDS	State Street Corporation

▲	BIOGRAPHY

Mr. Meaney assumed the role of our chief executive officer (“CEO”) and, simultaneously, became a member of the Board, in January 2013. Mr. Meaney served as chief executive officer of The Zuellig Group, a private business to business conglomerate, from August 2004 until March 2012. Prior to that position, Mr. Meaney served as Managing Director and Chief Commercial Officer for Swiss International Air Lines, Ltd., a private company providing passenger and cargo transportation services in Europe and internationally, from December 2002 to January 2004. Mr. Meaney currently serves on the board of directors of State Street Corporation, a publicly held company that provides financial services to institutional investors. Mr. Meaney served on the board of directors of Qantas Airways Limited, an Australian publicly held company offering passenger and air freight transportation services, from February 2012 to June 2018. Mr. Meaney served on the New York Advisory Board of FM Global, a privately held mutual insurance company, until December 2019. Mr. Meaney served on the board of trustees of Carnegie Mellon University until June 2017 and on the board of trustees of Rensselaer Polytechnic Institute until April 2018.

▲	REASONS FOR NOMINATION

We believe Mr. Meaney’s qualifications for nomination include his understanding of our businesses, operations and strategies as our current CEO, his extensive experience with global operations and capital allocation and his experience leading a primarily business to business company.

▲	EDUCATION

Mr. Meaney holds a bachelor’s degree in mechanical engineering from Rensselaer Polytechnic Institute and a master’s degree in industrial administration from Carnegie Mellon University.

WENDY J. MURDOCK	INDEPENDENT
AGE 68	COMMITTEES Audit, Finance
DIRECTOR SINCE 2016

▲	BIOGRAPHY

Ms. Murdock held a variety of positions with MasterCard Worldwide, including serving as a member of the MasterCard Worldwide Operating Committee, chief payment system integrity officer and chief product officer from 2005 until her retirement in 2013. Since 2013, Ms. Murdock has served on the board of directors of USAA Federal Savings Bank. Ms. Murdock has served on the board of directors of USAA Savings Bank, a subsidiary of USAA Federal Savings Bank, since April 2016. Since March 2016, Ms. Murdock has served on the board of directors of La Caisse de dépôt et placement du Québec, an institutional investor that manages pension plans and insurance programs in Quebec. From December 2013 to May 2016, Ms. Murdock served as a non-executive director of Recall Holdings Limited (“Recall”), a publicly held information management company we acquired in 2016.

▲	REASONS FOR NOMINATION

We believe Ms. Murdock’s qualifications for nomination include her deep industry knowledge and experience gained as a non-executive director of Recall, her significant leadership experience as a global executive and her expertise in the areas of international business and finance.

▲	EDUCATION

Ms. Murdock holds a bachelor’s degree from McGill University and a master’s degree in business administration from the University of Western Ontario.

2021 PROXY STATEMENT	15

CORPORATE GOVERNANCE MATTERS

WALTER C. RAKOWICH		INDEPENDENT
AGE 63	COMMITTEES Audit (chair), Finance, Nominating and Governance
DIRECTOR SINCE 2013	OTHER CURRENT PUBLIC COMPANY BOARDS	Host Hotels & Resorts, Inc. Ventas, Inc.

▲	BIOGRAPHY

Mr. Rakowich served as chief executive officer of Prologis Inc. (“Prologis”), a publicly held logistics real estate investment trust (“REIT”), from November 2008 through June 2011, when Prologis merged with AMB Property Corporation (with the merged company being named Prologis), after which he assumed the role of co-chief executive officer and served as a member of the Prologis board of directors until he retired in December 2012. Mr. Rakowich held a number of senior management positions while at Prologis before becoming chief executive officer, including managing director and chief financial officer from December 1998 to January 2005 and president and chief operating officer from January 2005 to November 2008. Mr. Rakowich served on the Prologis board of trustees from January 2005 through June 2011. Mr. Rakowich is a member of the board of directors of Host Hotels & Resorts, Inc. and Ventas, Inc., each of which is a publicly held REIT.

▲	REASONS FOR NOMINATION

We believe Mr. Rakowich’s qualifications for nomination include valuable industry knowledge and management expertise that Mr. Rakowich has developed as chief executive officer of an industrial REIT, his corporate finance and accounting expertise and his experience as a member of the board of directors of other publicly held REITs.

▲	EDUCATION

Mr. Rakowich holds a bachelor’s degree in accounting from Pennsylvania State University and a master’s degree in business administration from Harvard Business School.

DOYLE R. SIMONS		INDEPENDENT
AGE 57	COMMITTEES Compensation, Finance
DIRECTOR SINCE 2020	OTHER CURRENT PUBLIC COMPANY BOARDS	Fiserv, Inc.

▲	BIOGRAPHY

Mr. Simons served as president and chief executive officer of Weyerhaeuser Co. (“Weyerhaeuser”), a publicly held timber REIT, from August 2013 until his retirement in December 2018. Prior to this role, Mr. Simons served as chairman and chief executive officer of Temple-Inland, a publicly held corrugated packaging and building products company, from December 2007 to February 2012. Mr. Simons has served on the board of directors of Fiserv, Inc., a publicly held global provider of financial services technology, since 2007. Mr. Simon served on the board of Weyerhaeuser from June 2012 to December 2018 and on the board of Temple-Inland from January 2008 to February 2012.

▲	REASONS FOR NOMINATION

We believe Mr. Simons qualifications for nomination include valuable industry knowledge and management expertise that Mr. Simons developed as an executive of a publicly held REIT, as well as his strong skills in corporate finance and strategic planning.

▲	EDUCATION

Mr. Simons holds a bachelor’s degree in business administration from Baylor University and a juris doctor from the University of Texas.

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ALFRED J. VERRECCHIA	INDEPENDENT
AGE 78	COMMITTEES Nominating and Governance (chair)
DIRECTOR SINCE 2010 Independent Chairman since March 2013

▲	BIOGRAPHY

Mr. Verrecchia served as chairman of the board of directors of Hasbro, Inc. (“Hasbro”), a publicly held multinational toy and board game company, from May 2008 to May 2015. He was the president and chief executive officer of Hasbro from 2003 until 2008, and prior to that he served as Hasbro’s chief operating officer and chief financial officer. Mr. Verrecchia has served on the board of directors of several publicly held companies, including Old Stone Corp. from 1987 to 2012, FGX International Holdings Limited from February 2009 to March 2010 and CVS Caremark from September 2004 to March 2007.

▲	REASONS FOR NOMINATION

We believe Mr. Verrecchia’s qualifications for nomination include his strong understanding and insights related to the operation of a global company as the former chairman and chief executive officer and president of a multinational publicly held corporation, his experience transforming a traditional product business, his extensive understanding of the capital markets and accounting as a former chief financial officer and his experience as a member of the board of directors of other publicly held companies.

▲	EDUCATION

Mr. Verrecchia holds a bachelor’s degree in accounting and a master’s degree in business administration, each from the University of Rhode Island.

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SELECTION OF DIRECTOR NOMINEES

The Nominating and Governance Committee is responsible for identifying and recommending to the Board qualified candidates for nomination by the Board at each annual meeting of stockholders, consistent with the criteria set forth in the Board-approved Corporate Governance Guidelines. The Board is responsible for nominating qualified candidates for election at each annual meeting of stockholders and for filling vacancies on the Board that may occur between annual meetings of the stockholders.

The Nominating and Governance Committee considers several factors when evaluating candidates to be nominated to the Board, including integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties and likelihood that each candidate will be able to serve on the Board for a sustained period. In connection with the selection of nominees for director, the Board’s policy is to give due consideration to the Board’s overall balance of diversity of perspectives, backgrounds and experiences. To implement and review the effectiveness of our diversity policy, the Nominating and Governance Committee reviews the appropriate skills and characteristics of members of the Board in the context of the then current composition of the Board.

The Board will not nominate any candidate who has not agreed to tender, promptly following the annual meeting at which such candidate is elected, an irrevocable resignation that will be effective upon (1) the failure to receive the required number of votes at the next annual meeting of stockholders at which such candidate faces re-election, and (2) the acceptance of such resignation by the Board.

The Nominating and Governance Committee considers director nominees who are properly recommended by stockholders for election to the Board at a meeting of stockholders at which directors are to be elected. To be proper, a director nominee recommendation must comply with applicable law, the Company’s Bylaws and the Company’s Corporate Governance Guidelines. The Nominating and Governance Committee will consider, and evaluate in the same manner, any suggestions offered by directors or stockholders with respect to potential director nominees. However, the Nominating and Governance Committee and the Board are not required to enlarge the size of the Board in order to nominate an otherwise fully qualified candidate proposed by a stockholder. A stockholder wishing to nominate a director directly must comply with the procedures described in the Company’s Bylaws and this Proxy Statement.

NOMINATIONS AND PROPOSALS OF STOCKHOLDERS

A stockholder that wants to include a proposal in the Company’s proxy materials for consideration at the 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit the proposal to the Company (i) by December 3, 2021 and (ii) in accordance with certain eligibility standards and regulations established by the SEC and our Bylaws. A stockholder who intends to present a proposal at the 2022 Annual Meeting of Stockholders without inclusion of such proposal in the proxy materials must provide notice in accordance with Section 2.4 or Section 3.2 of our Bylaws, which require that notice of the proposal be received at our principal executive office no earlier than January 12, 2022 and no later than February 11, 2022. However, if the date of our 2022 Annual Meeting of Stockholders occurs more than 30 days before or 30 days after May 12, 2022, the anniversary of the 2021 Annual Meeting of Stockholders, a stockholder notice will be timely if it is received at our principal executive office by the later of (1) the 120th day prior to such annual meeting or (2) the close of business on the tenth day following the day on which public disclosure of the date of the meeting was made. To be in proper form, a stockholder’s notice must include the specified information concerning the stockholder and the business proposal or nominee, as described in Sections 2.4, 3.2 and 3.3 of our Bylaws and must be mailed to the Company’s principal executive office, at the address stated herein, and should be directed to the attention of the Secretary of the Company.

BOARD AND COMMITTEE EVALUATIONS

The Nominating and Governance Committee annually establishes and oversees the Board and committee evaluation process. Generally, the Board and each committee conduct self-evaluations by means of written questionnaires completed anonymously by each director and committee member. The responses are summarized and provided to the Board and each committee at their subsequent meetings for discussion and review. Historically, the Nominating and Governance Committee has from time to time engaged an independent third-party firm to conduct a comprehensive independent evaluation of the Board, the committees and individual directors, and we plan to continue this practice in the future.

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BOARD STRUCTURE

BOARD LEADERSHIP STRUCTURE

The Board believes that Iron Mountain stockholders are best served by the Board having flexibility to consider and determine the best leadership structure for the Company, including whether the roles of Chairman and CEO should be combined or separated, based on current relevant facts and circumstances rather than by adhering to a formal standing policy on the subject.

The Board has determined that the current position of Chairman should be held by a non-employee of the Company because this structure fosters effective governance and oversight of the Company. The Chairman has final oversight over Board meeting agendas, which ensures that topics deemed important by the independent directors are included in Board discussions and best enables the Board to express its views on our management, strategy and execution. The Chairman is responsible for advising the CEO and presiding over meetings of the Board, presiding over all executive sessions of non-management directors, consulting with the CEO on Board meeting agendas and acting as a liaison between management and non-management directors. The CEO is responsible for setting the Company’s strategy and leading the organization’s day-to-day performance. We believe this governance structure promotes balance between the authority of those who oversee our business and those who manage it on a day-to-day basis.

The Board convenes in non-management executive session before the conclusion of each in-person Board and committee meeting, and an executive session is offered in all telephonic Board and committee meetings.

INDEPENDENCE

Our Board is composed of a majority of directors who qualify as independent directors pursuant to the corporate governance standards for companies listed on the New York Stock Exchange (“NYSE”). The Board evaluates independence pursuant to NYSE standards each year by affirmatively determining whether each director has a direct or indirect material relationship with the Company (including its subsidiaries) or members of the Company’s management that may interfere with such director’s ability to exercise independence from the Company. When assessing the materiality of a director’s relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the director’s standpoint but from that of the persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. None of our independent directors has any relationship with the Company or its management other than service as a director and on committees of the Board, and the Board has concluded that none of the Company’s directors possess the objective relationships set forth in the NYSE listing standards that prevent independence.

When evaluating the independence of director nominees, the Board weighs numerous factors, including the effect of multiple years of service on the ability of our director nominees to maintain independence. The Board has determined that all of our non-management directors who served in 2020 and who are nominated as directors qualify as independent under NYSE rules. One of our directors, Mr. Meaney, is a management employee involved in our day-to-day activities and is not considered to be an independent director.

BOARD COMMITTEES AND BOARD AND COMMITTEE MEETINGS

BOARD MEETING ATTENDANCE

During the fiscal year ended December 31, 2020, the Board held seven meetings. In 2020, each incumbent director attended at least 75% of the aggregate number of meetings of the Board and the committees that were held during the period such incumbent director served on the Board. All of our directors standing for re-election in 2021 virtually attended our 2020 Annual Meeting of Stockholders. Our policy with respect to directors’ attendance at our annual meetings of stockholders can be found in our Corporate Governance Guidelines, the full text of which appears under the heading “Company/Investors/Corporate Governance” on our website at www.ironmountain.com.

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BOARD COMMITTEES

The Board has the following standing committees: Audit Committee, Compensation Committee, Nominating and Governance Committee, Finance Committee, Risk and Safety Committee and Technology Committee. The Board and management have assigned specific areas of risk oversight to each standing committee. The Board has adopted a charter for each of its standing committees, and each such charter is available on our website at www.ironmountain.com under the heading “Investors/Corporate Governance.” During the fiscal year ended December 31, 2020, the Audit Committee held six meetings, the Compensation Committee held six meetings, the Nominating and Governance Committee held five meetings, the Finance Committee held nine meetings and the Risk and Safety Committee held seven meetings. The Technology Committee was formed in October 2020 and did not hold any meetings. In 2020, each incumbent director who served on a Board committee attended at least 75% of that committee’s meetings held during the period such incumbent director served on that committee.

The Nominating and Governance Committee typically makes changes to committee membership each year and each committee generally has a mix of directors who have previously served on the committee and directors who have not previously served on the committee. Committee membership as set forth below is as of April 1, 2021.

AUDIT COMMITTEE		6 Meetings in 2020
CHAIR Rakowich	MEMBERS Allerton Bailey Dauten Murdock	Each member of the Audit Committee is independent as defined by the rules of the SEC, the NYSE listing standards and the Audit Committee Charter. In addition, the Board has determined that each member of the Audit Committee is an audit committee financial expert as defined by the rules of the SEC and is financially literate as defined by the NYSE listing standards.

▲	ROLES AND RESPONSIBILITIES

The Audit Committee:

1.	assists the Board in oversight of the integrity of the Company’s financial statements;

2.	assists the Board in oversight of the Company’s compliance with legal and regulatory requirements;

3.	assists the Board in the oversight of the Company’s compliance with requirements with respect to maintaining the Company’s qualification for taxation as a REIT;

4.	assists the Board in oversight of the independent registered public accounting firm’s qualifications and independence;

5.	assists the Board in oversight of the performance of the Company’s internal audit function and independent auditors;

6.	prepares an Audit Committee report as required by the SEC to be included in the annual proxy statement;

7.	reviews and discusses quarterly earnings releases and materials;

8.	monitors and assesses policies and practices with respect to risk assessment and risk management;

9.	reviews and evaluates the lead audit partner of the independent registered accounting firm;

10.	performs such other duties as the Board may assign to the Audit Committee from time to time, such as approving transactions subject to our Related Person Transaction Policies and Procedures described on page 26 of this Proxy Statement;

11.	furnishes periodic reports to the Board concerning the Audit Committee’s work; and

12.	takes other actions to meet its responsibilities as set forth in its written charter.

The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential and anonymous submission by employees of the Company of any concerns regarding accounting or auditing matters they think may be questionable. Information about these procedures can be found in our Code of Ethics, which is available on our website, www.ironmountain.com, under the heading “Company/Investors/Corporate Governance.”

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COMPENSATION COMMITTEE		6 Meetings in 2020
CHAIR Arway	MEMBERS Deninger* Ford Halvorsen Matlock Simons	Each member of the Compensation Committee qualifies as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment.

*	not standing for re-election

▲	ROLES AND RESPONSIBILITIES

The Compensation Committee:

1.	reviews, approves and recommends to the independent members of the Board the annual compensation, including base salary, equity-based incentives and the payment of short-term incentive compensation, for the CEO;

2.	approves all long-term equity incentives to our employees, including the executive officers, under the “2014 Plan;

3.	reviews and approves the annual compensation, including base salary, equity-based incentives and the payment of short-term incentive compensation, for the Company’s executive vice presidents and senior vice presidents who report to the chief executive officer, based on recommendations from the CEO and reports to the Board on such decisions;

4.	reviews the Company’s cash and stock-based incentive compensation plans to assess their effectiveness in meeting the Company’s goals and objectives and exercises all of the authority of the Board with respect to the administration of such plans;

5.	annually reviews and discusses with management a draft of the Company’s Compensation Discussion and Analysis to be included in the Company’s annual proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K;

6.	annually prepares and publishes an annual report of the Compensation Committee for inclusion in the Company’s annual proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K;

7.	reviews and discusses at least on an annual basis the risks arising from the Company’s compensation policies for its employees;

8.	reviews and discusses pay ratio disclosure for inclusion in the Company’s annual proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K;

9.	furnishes periodic reports to the Board concerning the Compensation Committee’s work; and

10.	takes other actions to meet its responsibilities as set forth in its written charter.

The Board has delegated final authority for compensation decisions for the executive officers, other than our CEO, to the Compensation Committee. The Compensation Committee has the authority, as it deems appropriate, to delegate any of its responsibilities to a sub-committee and has delegated the authority to the CEO to approve within an approved budget long-term equity incentive grants below maximum thresholds to employees who are not executive officers or senior vice presidents.

For a discussion concerning the process and procedures for determining executive compensation and the role of executive officers and compensation consultants in determining or recommending the amount or form of compensation, see the “Compensation Discussion and Analysis” section in this Proxy Statement.

2021 PROXY STATEMENT	21

CORPORATE GOVERNANCE MATTERS

NOMINATING AND GOVERNANCE COMMITTEE		5 Meetings in 2020
CHAIR Verrecchia	MEMBERS Arway Bailey Dauten Halvorsen Rakowich	Each member of the Nominating and Governance Committee qualifies as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment. To ensure that the Nominating and Governance Committee has insight into the functioning of the standing committees, each committee chair is a member of the Nominating and Governance Committee.

▲	ROLES AND RESPONSIBILITIES

The Nominating and Governance Committee:

1.	annually reviews the composition of the Board and considers whether to recommend committee membership changes to the Board;

2.	identifies and recommends candidates for nomination to the Board;

3.	recommends to the Board structures and statements of the duties and responsibilities of each committee of the Board;

4.	develops and recommends to the Board and implements corporate governance guidelines applicable to the Company;

5.	develops and monitors an annual process to assess the effectiveness of the Board and implements and oversees an annual review of the performance of the Board (including evaluations of individual Board members) and each of the Board’s standing committees;

6.	develops and proposes, for approval by the Board, compensation policies for the Company’s non-employee directors;

7.	annually reviews contributions to candidates made by the Iron Mountain Incorporated Political Action Committee (“IMPAC”), and determines the composition of the IMPAC board;

8.	annually reviews the Company’s Political Contributions Policy and the Company’s compliance with that policy;

9.	furnishes periodic reports to the Board concerning the Nominating and Governance Committee’s work; and

10.	takes other actions to meet its responsibilities as set forth in its written charter.

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FINANCE COMMITTEE		9 Meetings in 2020
CHAIR Dauten	MEMBERS Deninger* Murdock Rakowich Simons	Although the NYSE listing standards do not require a standing finance committee or that any such committee be comprised exclusively of independent members, all members of the Finance Committee qualify as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment.

*	not standing for re-election

▲	ROLES AND RESPONSIBILITIES

The Finance Committee:

1.	reviews and provides recommendations with respect to the Company’s capital structure, leverage and financial strategies;

2.	reviews the Company’s material capital allocation decisions, strategic investments and dispositions and other opportunities for maximizing stockholder value and periodically reviews and evaluates the performance of and returns on investments and dispositions approved by the Board;

3.	considers, reviews and provides recommendations to the Board with respect to the Company’s dividend and share repurchase policies and programs and other strategies to return capital to stockholders;

4.	reviews and approves the Company’s derivatives and hedging policies and strategies;

5.	reviews the Company’s investment policies and practices;

6.	reviews the Company’s credit ratings and strategy;

7.	periodically reviews the Company’s investor relations strategy;

8.	furnishes periodic reports to the Board concerning the Finance Committee’s work; and

9.	performs such other duties as the Board may assign to the committee from time to time.

RISK AND SAFETY COMMITTEE		7 Meetings in 2020
CHAIR Bailey	MEMBERS Allerton Ford Halvorsen Matlock	Although the NYSE listing standards do not require a standing risk and safety committee or that any such committee be comprised exclusively of independent members, all members of the Risk and Safety Committee qualify as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment.

▲	ROLES AND RESPONSIBILITIES

The Risk and Safety Committee:

1.	based on reports provided by the Company’s management, monitors (A) the adequacy of material fire, health, safety, security, business continuity, cyber security, chain of custody and information security and risk management strategies and systems for the reporting of accidents, incidents and risks, and (B) material investigations and remedial actions, as appropriate;

2.	reviews the Company’s establishment and operation of its enterprise-wide risk management (“ERM”), program which is designed to identify, assess, monitor and manage risk throughout the Company, and includes an annual management ERM report to the Board;

3.	monitors the Company’s insurance program;

4.	furnishes periodic reports to the Board concerning the Risk and Safety Committee’s work; and

5.	examines any other matters referred to it by the Board.

2021 PROXY STATEMENT	23

CORPORATE GOVERNANCE MATTERS

TECHNOLOGY COMMITTEE		Committee established October 2020; 0 Meetings in 2020
CHAIR Halvorsen	MEMBERS Allerton Deninger* Ford Matlock	Although the NYSE listing standards do not require a standing technology committee or that any such committee be comprised exclusively of independent members, all members of the Technology Committee qualify as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment.

*	not standing for re-election

▲	ROLES AND RESPONSIBILITIES

The Technology Committee:

1.	reviews the technology strategy of the Company in light of the Company’s global business and evolving customer needs and focus;

2.	recommends pathways to innovation to achieve the Company’s technology strategy;

3.	monitors significant new or emerging technologies for the Company’s products or platforms, be informed of associated investments and understand the connection to the Company’s technology strategy;

4.	reviews the external environment, including (A) overall industry trends, (B) competitors of the Company’s product offerings and (C) platforms and potential risks resulting from new or competing technologies;

5.	recommends to the Board topics for its continuing education on existing and emerging technologies and suggests regular Board updates on the Company’s technology strategy, including products and technology platforms; and

6.	examines any other matters referred to it by the Board.

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THE BOARD’S ROLE, RESPONSIBILITIES AND POLICIES

THE BOARD’S ROLE IN RISK OVERSIGHT

Our senior management, with oversight from the Board, is responsible for the Company’s risk management process and the day-to-day supervision and mitigation of enterprise risks. We have a comprehensive enterprise risk management program, including the receipt by our senior executive team of regular reports from our operations teams and standing committees of the Board that focus on enterprise risk, emerging trends and issues.

OUR BOARD OF DIRECTORS

The Board formally reviews the Company’s overall risk position and risk management processes at least annually, which allows the Board and each committee to remain coordinated overseeing enterprise risk. In addition, the Nominating and Governance Committee, composed of each committee chair, annually reviews the allocation of risk oversight among the committees. The Nominating and Governance Committee periodically reviews environmental and social governance (“ESG”) strategy and initiatives, including such issues as climate change.

BOARD COMMITTEE CHAIRS

During each regularly scheduled Board meeting, each committee chair provides a summary to the Board of his or her committee’s risk discussions since the most recent regularly scheduled Board meeting.

The Risk and Safety Committee provides additional support to the Board to ensure (i) that the Company’s enterprise risk management program includes the enterprise risk management framework, (ii) that the Company’s governance structures are appropriate and operating effectively and (iii) sufficient expertise and continuity between the Board’s periodic reviews of the Company’s enterprise risk. The key responsibilities of the Risk and Safety Committee and the risk oversight of other committees are further detailed on page 23.

IRON MOUNTAIN EXECUTIVE TEAM

Our executive team reviews and prioritizes significant risks, allocates resources for mitigation and provides the Board with regular reports on areas of potential Company risk, including strategic, operational, information security, human resources, financial, legal, compliance, REIT and regulatory risks. Each of the Board’s standing committees has been assigned the oversight of certain identified risks and the Board, or the committee of the Board assigned responsibility for a specific area of risk, receives updates from the Company executive accountable for understanding and mitigating each such identified risk.

ASSESSING COMPENSATION RISK

The Compensation Committee reviews the executive compensation program throughout the year with the assistance of an independent compensation consultant. For a more detailed discussion on this topic, please see the “Compensation Discussion and Analysis” section of this Proxy Statement.

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CORPORATE GOVERNANCE MATTERS

THE BOARD’S ROLE IN MANAGEMENT SUCCESSION

The Board oversees the recruitment, development, and retention of executive talent. Management succession is generally discussed throughout the year with the CEO at Board meetings and in executive sessions. Management succession discussions generally focus on the CEO and other senior executive roles and also include broader discussions about the Company’s workforce. The Board has regular and direct exposure to senior leadership and high-potential employees through meetings held throughout each year.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

The Board believes it is important to engage effectively with stockholders and has adopted a written Stockholder Engagement and Communication Policy (the “Stockholder Engagement Policy”), which outlines the procedures for the Board’s engagement and communication with the Company’s stockholders. The Stockholder Engagement Policy is overseen by the Nominating and Governance Committee. Under the Stockholder Engagement Policy, any stockholder, security holder or other interested party who desires to communicate with the Board, any individual director, including the Chairman, or the independent or non-management directors as a group, may do so by regular mail or email directed to the Secretary of the Company. Communications to the Board should be mailed to Corporate Secretary, Iron Mountain Incorporated, One Federal Street, Boston, Massachusetts 02110; the Secretary’s email address is corporatesecretary@ironmountain.com. Upon receiving such mail or email, the Secretary will assess the appropriate director or directors to receive the message and will forward the mail or email to such director or directors without editing or altering it.

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines that describe our corporate governance practices and policies and provide a framework for our Board governance. The topics addressed in our Corporate Governance Guidelines include: composition and selection of the Board; director responsibilities; Board meetings; Board committees; director access to management and independent advisors; director compensation; executive compensation clawback; director orientation and continuing education; management evaluation and succession; the Board’s annual performance evaluation and conflicts of interest. Our Corporate Governance Guidelines are available on our website, www.ironmountain.com, under the heading “Investors/Corporate Governance.”

INSIDER TRADING, ANTI-HEDGING AND ANTI-PLEDGING POLICY

Our Insider Trading Policy, as adopted by our Board, prohibits directors and all employees from engaging in short-term or speculative transactions involving the Company’s securities, such as short sales, option trading, short-term trading, standing or limit orders and hedging transactions. The Insider Trading Policy also prohibits directors and executives with a title of senior vice president or above from placing the Company’s securities in margin accounts or otherwise pledging shares of Common Stock. All executive officers and directors are in compliance with our Insider Trading Policy.

EXECUTIVE COMPENSATION CLAWBACK POLICY

Our Board has adopted Corporate Governance Guidelines, including an executive compensation clawback policy. The Company’s clawback policy permits recoupment if an executive has engaged in fraudulent or other intentional misconduct and the misconduct resulted in a material inaccuracy in the Company’s financial statements or performance metrics that affect such executive officer’s compensation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Board has adopted a Related Person Transaction Policies and Procedures (the “Related Persons Policy”), which provides that all transactions with related persons are subject to approval or ratification by our Audit Committee. With certain exceptions, the Related Persons Policy provides that the Audit Committee shall review the material facts of all transactions with related persons and either approve or disapprove of the transaction. Under the Related Persons Policy, covered transactions include all transactions involving (i) the Company, (ii) amounts in excess of $120,000 and (iii) a Related Person (a term that includes executive officers, directors, nominees for election as directors, beneficial owners of 5% or more of the Company’s outstanding Common Stock and immediate family members of the foregoing). The Audit Committee will determine, among other considerations, (i) whether the terms of a covered transaction are fair to the Company and no less favorable to the Company than would be generally available absent the relationship with the counterparty, (ii) whether there are business reasons for the transaction, (iii) whether the transaction impairs the independence of an outside director, (iv) whether the transaction would represent an improper conflict of interest and (v) whether the transaction is material. In the event that prior approval of a covered transaction is not feasible, the Related Persons Policy provides that a transaction may be approved by

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the chair of the Audit Committee in accordance with such policy. The chair shall report any such approvals at the next Audit Committee meeting. If the Company becomes aware of a transaction with a Related Person that has not been approved by the Audit Committee prior to its consummation, the Audit Committee shall review such transaction and evaluate all possible options, including ratification, revision or termination of such transaction and shall take such action as it deems appropriate under the circumstances. The Related Persons Policy is intended to supplement, and not supersede, our other policies and procedures with respect to transactions with Related Persons. There were no new transactions with related persons that required the review of our Audit Committee in 2020.

THE COMPANY’S POLICY AND BOARD OVERSIGHT OF POLITICAL EXPENDITURES

Our Global Political Contribution Policy, adopted by our Nominating and Governance Committee and together with our Code of Ethics and Business Conduct, guide our approach to ethical business behavior and corporate political contributions. Our Global Political Contribution Policy provides that Iron Mountain does not make political contributions in any form or amount from corporate funds or resources, even when permitted by applicable law. Iron Mountain does not use corporate funds in support of or opposition to political candidates, political parties, political committees and other political entities organized and operating for political candidates or for “electioneering” communications.

The Company administers IMPAC, which is a non-partisan political action committee supporting congressional candidates at the federal level only. IMPAC is governed by a set of bylaws and supervised by a board of directors composed of senior managers from different areas of the Company. IMPAC allows eligible employees to pool their resources to support candidates who understand the issues important to the Company’s business and its employees. Participation in IMPAC is strictly voluntary. Except for administrative expenses, IMPAC is funded solely by the Company’s employees and directors and is not supported by funds from the Company. IMPAC complies with federal election laws and all other applicable laws and reports regularly to the Federal Election Commission.

The Company is a member of a number of trade associations that participate in public relations activities such as education and conferences, but not for the purpose of making political contributions. Our Code of Ethics and Business Conduct and our Global Political Contribution Policy are available on our website under the heading “Investors/Corporate Governance.”

Our Nominating and Governance Committee annually reviews contributions by the IMPAC, determines the IMPAC board members and reviews the Company’s Political Contribution Policy and the Company’s compliance therewith.

DIRECTOR STOCK OWNERSHIP GUIDELINES

We maintain director stock ownership guidelines that require non-employee directors to achieve and maintain ownership of our Common Stock at or above a prescribed level. Our directors who are also employees of the Company are subject to the Company’s executive stock ownership guidelines described on page 52 of this Proxy Statement. We established these guidelines to help align long-term interests of directors with stockholders. The guidelines require each director to own and retain Common Stock, exclusive of unexercised stock options and performance shares or performance units (“PUs”), having a value equal to five times the director’s annual cash retainer earned for serving on the Board.

As of April 1, 2021, all of the Company’s non-employee directors are in compliance with the director stock ownership guidelines.

Each director subject to the Company’s stock ownership guidelines is required to retain an amount equal to 50% of the net shares received as a result of the settlement or vesting of restricted stock, restricted stock units (“RSUs”), PUs or the exercise of stock options until such director meets the minimum ownership threshold. “Net shares” are those shares that remain after shares are sold or netted to pay any applicable taxes or purchase price. Because directors must retain a percentage of shares resulting from the vesting of RSUs until they achieve the minimum share ownership threshold, there is no minimum time period required to comply initially with the guidelines.

2021 PROXY STATEMENT	27

CORPORATE GOVERNANCE MATTERS

DIRECTOR COMPENSATION

2020 DIRECTOR COMPENSATION PLAN AND DIRECTOR DEFERRED COMPENSATION PLAN

Directors who are employees of the Company do not receive additional compensation for serving on the Board. Pursuant to the 2020 Company’s Compensation Plan for Non-Employee Directors, non-employee directors received an annual retainer of $80,000 in 2020, and committee members and committee chairs received annual retainer fees as set forth below:

	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE	FINANCE COMMITTEE	RISK AND SAFETY COMMITTEE	TECHNOLOGY COMMITTEE
Annual Committee Member Retainer	$13,500	$12,500	$10,000	$10,000	$10,000	$10,000
Annual Committee Chair Retainer	$15,000	$15,000	$12,000	$12,000	$12,000	$12,000

Any non-employee director who served on the Board or a committee for less than the entire year received a pro rated retainer based on the dates such non-employee director served on the Board or the applicable committee. In addition, in 2020 the Chairman received a retainer of $125,000 and effective October 1, 2020, we modified our non-employee director compensation plan to add compensation for directors who serve on our newly-formed Technology Committee.

Non-employee directors received annual grants of RSUs for the number of shares of our Common Stock equal to $160,000 divided by the Fair Market Value (as defined in the 2014 Plan) on May 13, 2020, the date of our 2020 Annual Meeting of Stockholders. Non-employee directors who joined the Board after the 2020 Annual Meeting of Stockholders received a pro rated grant as of the date of their appointment to the Board. The RSUs vested immediately on the date of grant.

The Director Deferred Compensation Plan (the “DDCP”), allows non-employee directors to defer the receipt of between 5% and 100% of their cash retainers, in which case participating non-employee directors receive shares of phantom stock in an amount equal to the amount of the cash retainer deferred divided by the fair market value of one share of Common Stock as of the crediting date. Non-employee directors may also defer some or all of their annual RSU grant under the DDCP and receive a number of shares of phantom stock equal to the amount of the annual RSU grant. Dividends, if any, accrued on such phantom stock are deemed to be similarly deferred and credited to the participating non-employee director’s account. The shares of phantom stock are payable in shares of Common Stock on various dates selected by each participating non-employee director or as otherwise provided in the DDCP. Deferral elections and elections relating to the timing and form of payments are made prior to the period in which the retainers, fees and awards are earned. The Company does not contribute any matching, profit sharing or other funds to the DDCP for any participating director. Amounts under the DDCP are treated as invested in shares of our Common Stock. The DDCP is administered by the Chair of the Compensation Committee and the executive vice president primarily responsible for oversight and administration of our compensation programs.

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CORPORATE GOVERNANCE MATTERS

2020 DIRECTOR COMPENSATION

The following table provides certain information concerning compensation earned by non-employee directors during the year ended December 31, 2020.

NAME	FEES EARNED OR PAID IN CASH ($)(1)		STOCK AWARDS ($)(2)	ALL OTHER COMPENSATION ($)		TOTAL ($)
Jennifer Allerton	$106,000		$159,991	$—		$265,991
Ted R. Antenucci	$51,860		$—	$84,111	(3)	$135,971
Pamela M. Arway	$117,500		$159,991	$—		$277,491
Clarke H. Bailey	$120,567		$159,991	$139,246	(4)	$419,804
Kent P. Dauten	$125,500		$159,991	$—		$285,491
Paul F. Deninger	$105,000		$159,991	$—		$264,991
Monte Ford	$105,000		$159,991	$—		$264,991
Per-Kristian Halvorsen	$108,000	(5)	$159,991	$89,532	(4)	$357,523
Robin Matlock	$106,346		$159,991	$3,422	(4)	$269,759
Wendy J. Murdock	$104,817		$159,991	$—		$264,808
Walter Rakowich	$128,500		$159,991	$—		$288,491
Doyle Simons	$102,500		$159,991	$16,039	(4)	$278,530
Alfred J. Verrecchia	$227,000		$159,991	$125,197	(4)	$512,188

(1)	Ms. Matlock and Mr. Simons elected to defer 100% of their cash retainer fees to the DDCP.
(2)	The amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of RSUs granted in 2020 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718 (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Each non-employee director was granted 7,011 RSUs on May 13, 2020. Messrs. Bailey, Simons and Verrecchia elected to defer 100% of their RSUs granted in 2020 pursuant to the DDCP.
(3)	Mr. Antenucci was a director until May 2020. The amount reported in the “All Other Compensation” column for Mr. Antenucci consists of dividend equivalents paid on phantom stock pursuant to the DDCP.
(4)	The amounts reported in the “All Other Compensation” column for Messrs. Bailey, Halvorsen, Simons and Verrecchia and Ms. Matlock consist of dividend equivalents paid on phantom stock pursuant to the DDCP.
(5)	Includes $25,625 that was earned in 2020 but paid in 2021.

MODIFICATIONS TO DIRECTOR COMPENSATION FOR 2021

The Compensation Committee annually reviews, with assistance from our independent compensation consultants, the compensation of our non-employee directors in comparison to companies with similar revenues and business and makes adjustments it believes are appropriate.

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CORPORATE GOVERNANCE MATTERS

OTHER CORPORATE GOVERNANCE MATTERS

CODE OF ETHICS

Our Code of Ethics and Business Conduct applies to each of the Company’s employees, including officers and directors. Our Code of Ethics and Business Conduct is posted on our website, www.ironmountain.com, under the heading “Investors/Corporate Governance.” A printed copy of our Code of Ethics and Business Conduct is also available free of charge to any stockholder who requests a copy. We intend to disclose any amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct applicable to our CEO, chief financial officer or principal accounting officer or controller by posting such information on our website. Any waivers applicable to any other executive officers will also be promptly disclosed to stockholders on our website.

CORPORATE SOCIAL RESPONSIBILITY

ENVIRONMENTAL, SOCIAL AND GOVERNANCE OVERVIEW

Iron Mountain is committed to living by our values and putting them into action every day and in everything we do – from safeguarding our customers’ information to empowering employees, serving our communities, and protecting the environment. ESG principles are integrated across the business and we strive to be our customers’ most trusted partner for protecting and unlocking the value of what matters most to them in innovative and socially responsible ways.

We conduct periodic materiality assessments, which serve to prioritize ESG topics through engagement with internal and external stakeholders. This process helps to manage ESG risks and identify the topics that are most relevant to the success of our company. While our priority issues evolve, we remain focused on three core elements:

OUR PLANET

We are committed to reducing our impact on the environment while driving value to our customers, investors and the communities in which we operate.

▲	We are committed to reducing our greenhouse gas (GHG) emissions per the recommendations of leading climate institutions, such as the Science Based Targets Initiative (SBTi). Additionally, we remain committed to sourcing all of our global electricity use from renewable energy resources in accordance with the standards adopted by the RE100.
▲	We formalized several products and services to help customers achieve their environmental goals. Customers can meet their GHG goals with Green Power Pass Data Centers, contain e-waste with Secure IT Asset Remarketing and Recycling and reduce plastic waste with Sterilization Wrap Recycling.

OUR PEOPLE

Attracting, developing, and empowering individuals with a wide range of experiences, capabilities, and points of view is a key component of our success.

▲	Our global Inclusion and Diversity strategy ensures we have the best talent to deliver our business objectives, enable an innovative, high-performance culture and deliver superior performance to our customers and shareholders.
▲	This commitment starts with our Board of Directors; 33% of our director nominees are women and 8% are from minority groups.

OUR COMMUNITIES

We engage with our local communities and support charitable causes.

▲	We offer philanthropic support to our global community through our Living Legacy Initiative, which is our commitment to help preserve and make accessible cultural and historical information and artifacts.
▲	We encourage our employees to volunteer and offer paid time off to partake in community and civic service.

The Nominating and Governance Committee receives periodic reports of ESG strategy and initiatives. Iron Mountain is committed to transparent reporting on sustainability and corporate responsibility efforts. We publish an annual corporate responsibility report in accordance with the Global Reporting Initiative Standards. A copy of our corporate responsibility report is available on the “About Us” section of our website, www.ironmountain.com, under the heading “Corporate Social Responsibility”.

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CORPORATE GOVERNANCE MATTERS

PROPOSAL
2
APPROVAL OF AN AMENDMENT TO THE 2014 PLAN
The Board recommends that you vote FOR the approval of an amendment to the 2014 Plan to increase the number of shares of Common Stock authorized for issuance by 8,000,000, from 12,750,000 to 20,750,000, to extend the termination date of the 2014 Plan from May 24, 2027 to May 12, 2031, to provide that, other than in certain circumstances, no equity-based award will vest before the first anniversary of the date of grant and to provide that dividends and dividend equivalents are not paid with respect to stock options or stock appreciation rights.

The Board has unanimously approved, and unanimously recommends that the stockholders of the Company approve, an amendment, attached hereto as Appendix A (the “Amendment”), to the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 8,000,000 from 12,750,000 to 20,750,000, to extend the termination date of the 2014 Plan from May 24, 2027 to May 12, 2031, to provide that, other than in certain circumstances described in the Amendment and later in this Proposal 2, no equity-based award shall vest, in whole or in part, before the first anniversary of the date of grant or, in the case of vesting based upon the attainment of performance goals or other performance-based objectives, the first anniversary of the commencement of the period over which performance is evaluated, and to provide that dividends and dividend equivalents shall not be paid with respect to a stock option or stock appreciation right.

The Board believes that equity interests are a significant factor in the Company’s ability to attract, retain and motivate key employees, directors and other service providers (generally, and in connection with acquisitions) that are critical to the Company’s long-term success and that an increase in the number of shares available for issuance under the 2014 Plan is necessary in order to provide those persons with incentives to serve the Company.

REQUIRED VOTE

The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting is required to approve the Amendment to increase the number of shares of Common Stock issuable thereunder by 8,000,000 from 12,750,000 to 20,750,000, to extend the termination date of the 2014 Plan from May 24, 2027 to May 12, 2031, to provide required minimum vesting periods on equity-based Awards (as defined below), and to provide that dividends and dividend equivalents shall not be paid with respect to a stock option or stock appreciation right.

For the purpose of determining whether a majority of the votes have been cast in favor of the approval of the Amendment, only those cast “For” or “Against” are included, and any abstentions or broker non-votes will not count in making that determination. Additionally, NYSE rules require that at least a majority of the votes that all stockholders are entitled to cast at the Annual Meeting must vote on the Amendment, whether for or against. Because the NYSE requirement sets the higher standard, this item will not pass unless the number of votes meeting the NYSE voting requirements have been cast on this matter.

2014 PLAN

FACTORS FOR SHARE INCREASE

In approving the increase in the number of shares reserved for issuance under the 2014 Plan, the Board considered the following factors:

EQUITY RUN RATE

As of March 1, 2021, only 955,587 total shares remained available for grant under the Company’s equity plans, all of which are available under the 2014 Plan. As of March 1, 2021, there are no shares remaining available for grant under the Iron Mountain Incorporated 2002 Stock Incentive Plan. The Board currently believes that the proposed increase of 8,000,000 shares under the 2014 Plan should result in an adequate number of shares of Common Stock for future awards for approximately three (3) years, although this forecast includes several assumptions and there are a number of factors that could impact the Company’s future equity share usage. Among the factors that will impact the Company’s share usage are: changes in market grant values; changes in the number of recipients; changes in the Company’s stock price; payout levels of performance-based awards; changes in the structure of the Company’s long-term incentive programs; and forfeitures of outstanding awards.

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CORPORATE GOVERNANCE MATTERS

OVERHANG

If stockholders approve the increase in the reserve under the 2014 Plan, the total shares available for grant under all of the Company’s equity plans would be 8,955,587 and would represent approximately 3.1% of 288,704,904 shares of Common Stock outstanding as of March 1, 2021.

As of March 1, 2021, the Company had approximately 3,100,186 full value awards outstanding under all of its equity plans. In addition, as of March 1, 2021, the Company had approximately 5,065,733 stock options outstanding under all of its equity plans, which stock options had a weighted average exercise price of $35.83 and a weighted average remaining term of 6.35 years. If stockholders approve the Amendment, as of March 1, 2021, the potential overhang(1) from all stock awards granted and available to employees and directors would increase from 3.06% to 5.60%.

As a result of increasing the number of shares, it is also possible to extend the termination date of the 2014 Plan, which the Board believes is an appropriate action.

In addition, the Amendment will provide that equity-based awards generally shall not vest, in whole or in part, before the first anniversary of the date of grant or, in the case of vesting based upon the attainment of performance goals or other performance-based objectives, the first anniversary of the commencement of the period over which performance is evaluated. The Compensation Committee may make exceptions for accelerated vesting in connection with death, disability or retirement, awards of an acquired, consolidated or merged entity that are substituted for Awards (as defined below) that do not reduce the vesting period of the award being replaced, or for equity-based awards that result in the issuance of an aggregate of up to 5% of the shares available for grant under the 2014 Plan. In addition, unvested equity-based awards will also undergo accelerated vesting upon certain involuntary terminations in connection with a change in control (as discussed below). The Board believes that providing a 12-month minimum vesting period on all equity-based awards granted under the 2014 Plan is consistent with the principles of good corporate governance and will promote the interests of stockholders and is advisable. For these same reasons, the Amendment will also provide that dividends and dividend equivalents shall not be paid with respect to a stock option or stock appreciation right.

The closing price of the Company’s Common Stock on March 1, 2021 was $34.73.

SUMMARY OF THE 2014 PLAN

The following summary of the material features of the 2014 Plan is qualified in its entirety by reference to the complete text of the 2014 Plan, which is filed as an appendix to the Company’s Proxy Statements on Schedule 14A filed on December 23, 2014, as amended by the First Amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan, filed as Exhibit 10.1 to the Company’s Form 8-K, dated May 23, 2017, and the Second Amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan, filed as Exhibit 10.01 to the Company’s Form 10-Q for the quarter ended September 30, 2018.

The 2014 Plan permits the issuance of equity-based awards, including incentive stock options (“ISOs”), nonqualified stock options (“NSOs”), grants of Common Stock, whether or not subject to restrictions, stock appreciation rights (“SARs”), RSUs and PUs, that vest based on certain performance criteria, and cash-based awards that may be earned based on certain performance criteria (collectively, “Awards”). The 2014 Plan initially reserved 7,750,000 shares of Common Stock, which was subsequently increased to 12,750,000 by an amendment that was adopted by resolution of the Board on March 24, 2017. If stockholders approve the Amendment, the total amount of Common Stock authorized for issuance under the 2014 Plan will be 20,750,000.

EFFECTIVE DATE AND DURATION

The 2014 Plan became effective on January 20, 2015. The 2014 Plan currently provides for termination on May 24, 2027 or May 12, 2031 if the Amendment is adopted, unless earlier terminated by the Board. Termination of the 2014 Plan will not affect Awards made prior to termination, but no new Awards will be made after the 2014 Plan terminates.

PURPOSE AND ELIGIBILITY

The purpose of the 2014 Plan is to advance the interests of our stockholders by enhancing our ability to attract, retain and motivate persons who are expected to make important contributions to us and our affiliates, and to provide those persons with equity ownership opportunities and performance-based equity and cash compensation. For this purpose, any present or future parent or subsidiary corporation, and any other present or future business venture in which we have a controlling interest, may be treated as an affiliate of ours.

(1)	Overhang is calculated by dividing (1) the sum of (i) the number of shares of Common Stock subject to equity awards outstanding as of March 1, 2021 and (ii) the number of shares of Common Stock available for future grants, by (2) the sum of (x) number of shares of Common Stock outstanding as of March 1, 2021 and (y) equity awards outstanding and available for grant.

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CORPORATE GOVERNANCE MATTERS

The persons eligible to receive Awards are our and our affiliates’ employees, officers, directors, consultants and advisors and those of our affiliates. The recipient of an Award under the 2014 Plan is referred to below as a “Participant.” At this time, we consider approximately 1,500 persons eligible to receive Awards pursuant to the 2014 Plan.

ADMINISTRATION

Although our Board has the authority to administer the 2014 Plan, it has generally delegated this authority to the Compensation Committee, which administers all of our equity-based compensation plans. Each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and qualifies as independent under NYSE listing standards.

Subject to the terms of the 2014 Plan, the Compensation Committee has the authority to: (1) select or approve Award recipients; (2) determine the terms and conditions of Awards, including the price to be paid for any Common Stock; and (3) interpret the 2014 Plan and prescribe rules and regulations for its administration.

Awards, at the discretion of the Compensation Committee, may be transferable to members of a Participant’s immediate family or to a family partnership or trust for the benefit of a Participant’s immediate family.

SHARES SUBJECT TO THE 2014 PLAN

The total number of shares of our Common Stock that may be subject to Awards under the 2014 Plan may not exceed 12,750,000 shares, or 20,750,000 shares if the Amendment is approved. The shares may be authorized but unissued shares or treasury shares. The total amount of Common Stock that may be granted under the 2014 Plan to any single person in any year may not exceed in the aggregate 1,250,000 shares. The aggregate economic value of all equity-based and equity-related Awards granted under the 2014 Plan in any year to any director who is not an employee of the Company shall not exceed $500,000, determined, for each Award, by using the Fair Market Value (as defined in 2014 Plan) as of the date such Award is granted. In the event a cash-based Award under the 2014 Plan is made, such Award shall not exceed $7,500,000 in any year to any single person.

To the extent that an option or other form of Award lapses or is forfeited, the shares subject to the Award will again become available for grant under the terms of the 2014 Plan.

As of March 1, 2021, 6,025,107 equity-based Awards were outstanding under the 2014 plan, consisting primarily of stock options, target PUs and RSUs.

STOCK OPTIONS

The Compensation Committee may grant ISOs and NSOs (each as defined in the 2014 Plan) under the 2014 Plan. The Compensation Committee determines the number of shares of Common Stock subject to each option, its exercise price, its duration and the manner and time of exercise; provided, however, that no option may be issued under the 2014 Plan with an exercise price that is less than the Fair Market Value of our Common Stock as of the date the option is granted, no option will have a duration that exceeds ten years, and, if the Amendment is approved, dividends and dividend equivalents shall not be paid with respect to an option. ISOs may be issued only to employees of the Company or a corporate subsidiary thereof and, in the case of a more than ten percent stockholder, must have an exercise price that is at least 110% of the Fair Market Value of our Common Stock as of the date the option is granted, and may not have a duration of more than five years.

The Compensation Committee, in its discretion, may provide that any option is subject to vesting limitations that make it exercisable during its entire duration or during any lesser period of time.

The exercise price of an option may be paid in cash, by delivery of a recourse promissory note secured by the Common Stock acquired upon exercise of the option (except that such a loan would not be available to any of our executive officers or directors), by means of a “cashless exercise” procedure in which a broker transmits to us the exercise price in cash, either as a margin loan or against the Participant’s notice of exercise and confirmation by us that we will issue and deliver to the broker stock certificates for that number of shares of Common Stock having an aggregate Fair Market Value equal to the exercise price, or agrees to pay the exercise price to us in cash upon our receipt of stock certificates, by delivery of shares of Common Stock owned by the Participant, by a “net exercise” in the case of an NSO or by any combination of the methods listed.

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CORPORATE GOVERNANCE MATTERS

Except in connection with a corporate transaction involving the Company, the terms of an option may not be amended to reduce the exercise price (or cancel the option for cash, other Awards or other options with an exercise price less than the exercise price of the existing option) without stockholder approval.

STOCK APPRECIATION RIGHTS

The Compensation Committee may also grant SARs to Participants on such terms and conditions as it may determine. SARs may be granted separately or in connection with an option. No SAR may be issued under the 2014 Plan with an exercise price that is less than the Fair Market Value of our Common Stock as of the date the SAR is granted, and no SAR will have a duration that exceeds ten years. If the Amendment is approved, dividends and dividend equivalents shall not be paid with respect to a SAR. Upon the exercise of a SAR, the Participant is entitled to receive payment equal to the excess of the Fair Market Value, on the date of exercise, of the number of shares of Common Stock for which the SAR is exercised over the exercise price for the Common Stock under a related option or, if there is not a related option, over an amount per share stated in the agreement setting forth the terms and conditions of the SAR.

Payment to the Participant may be made in cash or other property, including Common Stock, in accordance with the provisions of the SAR agreement.

Except in connection with a corporate transaction involving the Company, the terms of a SAR may not be amended to reduce the exercise price (or cancel a SAR for cash, other Awards or other SARs with an exercise price less than the exercise price of the existing SAR) without stockholder approval.

STOCK GRANTS

The Compensation Committee may make an Award in the form of one or more of the following forms of stock grant. Stock grants (including RSUs and PUs at settlement) generally will provide the Participant with all of the rights of a stockholder, including the right to vote and to receive payment of dividends.

STOCK GRANT WITHOUT RESTRICTION

The Compensation Committee may make a stock grant without any restrictions.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

The Compensation Committee may issue shares of Common Stock to a Participant with restrictions determined by the Compensation Committee in its discretion. Restrictions could include conditions that require the Participant to forfeit the shares in the event that the Participant ceases to provide services to us or any of our affiliates thereof before a stated time.

RSUs are similar to restricted stock except that no shares are actually issued to the Participant on the RSU grant date. Rather, and provided all applicable restrictions are satisfied, shares of Common Stock are generally delivered at settlement of the Award. The period of restriction, the number of shares of restricted stock or the number of RSUs granted, the purchase price, if any, and such other conditions and/or restrictions as the Compensation Committee may establish will be set forth in an Award agreement.

Participants holding RSUs will not have voting rights or other rights as a stockholder until any shares related to the RSU are issued. After all conditions and restrictions applicable to restricted shares and/or RSUs have been satisfied or have lapsed, shares of restricted stock will become freely transferable and RSUs may be settled in cash, in shares of our Common Stock, or in some combination of cash and shares of our Common Stock, as determined by the Compensation Committee and stated in the Award agreement.

PERFORMANCE SHARES AND PERFORMANCE UNITS

With respect to an Award of performance shares and/or PUs, the Compensation Committee will establish performance periods and performance goals. The extent to which a Participant achieves his or her performance goals during the applicable performance period will determine the value and/or the number of performance shares and/or PUs earned by such Participant. Payment of earned performance shares and/or PUs will be in cash, shares of our Common Stock, or some combination of cash and shares of our Common Stock, as determined by the Compensation Committee and stated in the Award agreement.

34

CORPORATE GOVERNANCE MATTERS

DIVIDENDS

Participants holding restricted stock and performance shares will be entitled to receive dividends on our shares, provided that in the discretion of the Compensation Committee Participants will not be entitled to dividends with respect to unvested restricted stock and performance shares until the stock or shares vest, respectively. Dividend equivalent units may, but are not required to, be issued with respect to RSUs or PUs and may be paid in cash, additional shares of our Common Stock, or a combination on the date the shares are delivered, all as determined by the Compensation Committee and stated in the Award agreement.

CASH-BASED AWARDS

The Compensation Committee may make a cash-based Award in an amount and upon such terms as the Compensation Committee may determine, based on the achievement of performance goals established by the Compensation Committee.

PERFORMANCE GOALS

Prior to the Tax Cuts and Jobs Act of 2017 (“TCJA”) eliminating the performance-based compensation exemption, if the Compensation Committee made an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code as then in effect (including a PU or a cash-based Award), the performance goals selected by the Compensation Committee needed to be based on the achievement of specified levels of one, or any combination, of the following business criteria, measured in the aggregate or on a per share basis (if appropriate): EBITDA (earnings before interest, taxes, depreciation and amortization); OIBDA (operating income before depreciation and amortization); adjusted OIBDA or Contribution (as defined in the 2014 Plan); gross revenues; storage rental revenue; growth rate; capital spending; capital efficiency; maintenance capital spending; free cash flow; funds from operations (as defined by the National Association of Real Estate Investment Trusts); funds from operations (normalized); adjusted funds from operations; building utilization; racking utilization; dividends; same store sales; same store net operating income; operating income (before or after taxes); net operating income; attaining budget; return on total or incremental invested capital; gross profit or margin; operating profit or margin; net earnings (before or after taxes); earnings per share; adjusted earnings per share; net income; share price (including but not limited to growth measures and total stockholder return); return on assets, return on equity, return on sales or return on revenue; other cash flow measures (including operating cash flow, cash flow return on equity, cash flow return on investment and free cash flow before acquisitions and discretionary investments); productivity ratios or metrics; market share; customer satisfaction; working capital targets; storage volume; organizational or transformational metrics; and achievement of stated corporate goals including, but not limited to acquisitions or dispositions, alliances, joint ventures, international development, and internal expansion. Although the 2014 Plan continues to provide the foregoing business criteria as possible performance-based metrics for an Award, the TCJA’s elimination of the performance-based compensation exemption under Section 162(m) of the Code may cause certain of our compensation arrangements to result in non-deductible compensation when the total exceeds $1,000,000 (other than certain historical awards that meet transition rules for continued deductibility under the TCJA).

Any such criteria, whether alone or in combination, may be applied on the basis of our and/or our affiliates as a whole or on any business unit or subset of us and/or an affiliate of ours and may be measured directly, as a growth rate or by comparing the result to the performance of a group of competitor companies, a published or special index determined by the Compensation Committee or other benchmarks determined by the Compensation Committee. The objectives shall be further adjusted by the Compensation Committee as necessary to eliminate the effect on the stated performance goals of unplanned acquisitions or dispositions, changes in foreign exchange rates, discrete tax items identified by the Compensation Committee, changes in accounting standards, variances to planned annual incentive compensation expense and expenses associated with unusual or extraordinary items that could not be reasonably anticipated, as long as those items or changes are material to the performance measure.

After the close of the applicable performance period, which may consist of more than one year, and generally before the close of the next year’s first quarter, the Compensation Committee will determine the extent to which the performance goals were satisfied and make a final determination with respect to an Award.

In the event that applicable tax laws change to permit Compensation Committee discretion to alter the performance goals without obtaining stockholder approval, the Compensation Committee will have sole discretion to make any such alterations.

EFFECT OF CERTAIN CORPORATE TRANSACTIONS

In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution on our Common Stock other than an ordinary cash dividend, the Compensation Committee shall make equitable adjustments to Awards as it, in its sole discretion, deems appropriate. In the case of (1) a merger or consolidation of the Company with or into another entity pursuant to which all of our Common Stock is cancelled or converted into or exchanged for the right to receive cash, securities or other property, (2) any transfer or disposition of all of our Common Stock for

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CORPORATE GOVERNANCE MATTERS

cash, securities or other property pursuant to a share exchange or other transaction, (3) the sale or other disposition of all or substantially all of the Company’s assets, or (4) any liquidation or dissolution of the Company, the Compensation Committee may take any of a number of actions including providing for the assumption of Awards, the termination of Awards (with advance notice permitting exercise), Awards to become exercisable at or prior to the event, the liquidation of Awards or any combination of the foregoing.

The 2014 Plan also provides that any unvested Awards will generally vest immediately should a Participant be terminated by us or our successor (or should the Participant terminate for “good reason”) in connection with a “vesting change in control” within 14 days prior or 12 months after the vesting change in control.

A vesting change of control is generally defined to include, among other things: (1) a sale of us or substantially all of our assets; (2) the acquisition by a person or group of securities representing 50% or more of the voting power of the Company’s securities entitled to vote in the election of directors; or (3) certain changes in the composition of our board of directors over a period of time that are not approved by our board of directors. “Good reason” for this purpose is generally defined to include: (i) a diminution in the total annual compensation or material diminution in benefits the Participant is eligible to receive; or (ii) a requirement by us that the Participant be based at an office that is greater than 50 miles from the location of the Participant’s office immediately prior to the vesting change in control.

AMENDMENTS TO THE 2014 PLAN

Our Board may amend, suspend or terminate the 2014 Plan in whole or in part at any time provided that stockholder approval shall be required to the extent necessary under the rules applicable to ISOs or under NYSE or other applicable securities exchange rules.

The Compensation Committee may, without stockholder approval, amend the 2014 Plan as necessary to enable Awards to qualify for favorable foreign tax, securities or other treatment in the case of a Participant who is subject to a jurisdiction outside the United States.

TAX TREATMENT

The following description of the federal income tax consequences of Awards is general, does not purport to be complete, and does not describe state, local or foreign tax consequences.

TAX TREATMENT OF NONQUALIFIED STOCK OPTIONS

A Participant realizes no taxable income when an NSO is granted. Instead, the difference between the Fair Market Value of the Common Stock acquired pursuant to the exercise of the option and the exercise price paid is taxed as ordinary compensation income when the option is exercised. The difference is measured and taxed as of the date of exercise, if the Common Stock is not subject to a “substantial risk of forfeiture,” or as of the date or dates on which the risk terminates in other cases. A Participant may elect to be taxed on the difference between the exercise price and the Fair Market Value of the Common Stock on the date of exercise, even though some or all of the Common Stock acquired is subject to a substantial risk of forfeiture. Once ordinary compensation income is recognized, gain on the subsequent sale of the Common Stock is taxed as short-term or long-term capital gain, depending on the holding period after exercise. We receive no tax deduction on the grant of a nonqualified stock option, but we are entitled to a tax deduction when a Participant recognizes ordinary compensation income on or after exercise of the option, in the same amount as the income recognized by the Participant.

TAX TREATMENT OF INCENTIVE STOCK OPTIONS

Generally, a Participant incurs no federal income tax liability on either the grant or the exercise of an ISO, although a Participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the Fair Market Value of the Common Stock subject to the option over the exercise price. Provided that the Common Stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on a subsequent sale of the Common Stock will be taxed as long-term capital gain. If the Common Stock is disposed of within a shorter period of time, the Participant will recognize ordinary compensation income in an amount equal to the difference between the Fair Market Value of the stock on the date of exercise (or the sale price of the shares sold, if less) over the exercise price. We receive no tax deduction on the grant or exercise of an ISO, but we are entitled to a tax deduction if the Participant recognizes ordinary compensation income on account of a premature disposition of shares acquired on exercise of an ISO, in the same amount and at the same time as the Participant recognizes income.

36

CORPORATE GOVERNANCE MATTERS

TAX TREATMENT OF STOCK APPRECIATION RIGHTS

A Participant realizes no income upon the grant of an SAR, but upon its exercise recognizes ordinary compensation income in an amount equal to the cash or cash equivalent received at that time. If the Participant receives Common Stock upon exercise of an SAR, he or she recognizes ordinary compensation income equal to the Fair Market Value of the Common Stock received (reduced, if applicable, by the base amount set forth in the related agreement), assuming the Common Stock is not subject to a substantial risk of forfeiture at exercise. We are entitled to a tax deduction in the amount of ordinary compensation income recognized.

TREATMENT OF STOCK GRANTS

A person who receives an Award of Common Stock without any restrictions will recognize ordinary compensation income equal to the Fair Market Value of the Common Stock over the amount (if any) paid. If the Common Stock is subject to restrictions, the recipient generally will not recognize ordinary compensation income at the time the Award is received but will recognize ordinary compensation income when restrictions constituting a substantial risk of forfeiture lapse. The amount of that income will be equal to the excess of the aggregate Fair Market Value, as of the date the restrictions lapse, over the amount (if any) paid for the Common Stock. Alternatively, a Participant may elect to be taxed, pursuant to Section 83(b) of the Code, on the excess of the Fair Market Value of the Common Stock at the time of grant over the amount (if any) paid for the Common Stock, notwithstanding any restrictions. All such taxable amounts are deductible by us at the time and in the amount of the ordinary compensation income recognized by the Participant.

A Participant who receives RSUs or PUs generally will not recognize ordinary compensation income at the time of grant. Rather, the Participant will generally recognize ordinary compensation income equal to the Fair Market Value of the Common Stock or cash received less the price paid, if any, at the time the RSU or PU settles shortly after vesting. When any Common Stock received is subsequently sold, the Participant generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale of the shares and his or her tax basis in the shares (generally, the Fair Market Value of the stock when acquired plus any amount paid). The capital gain or loss will be long-term if the stock was held for more than one year or short-term if held for a shorter period. The Company will be entitled to a tax deduction when the Participant recognizes ordinary compensation income.

DIVIDENDS

The full amount of dividends or other distributions of property made with respect to stock grants before the lapse of any applicable restrictions will constitute ordinary compensation income, and the Company is entitled to a deduction at the same time and in the same amount as the income is realized by the Participant (unless an election under Section 83(b) of the Internal Revenue Code has been made). Dividend equivalents on RSUs and PUs will be taxed as additional ordinary compensation income at settlement, and we will be entitled to a deduction at the same time and in the same amount.

SECTION 162(M) OF THE CODE

Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the principal executive officer, the principal financial officer and the three other most highly compensated executive officers. In addition, each person covered by Section 162(m) of the Code for a particular year after 2016 remains subject to the $1,000,000-limit in subsequent years, even if not included in that group for the year. As noted above, TCJA eliminated after 2017 the performance-based compensation exemption. As a result, it is expected that certain of our compensation arrangements will result in non-deductible compensation when the total exceeds $1,000,000, except certain historical awards that meet transition rules for continued deductibility under the TCJA. Nevertheless, the deductibility of compensation is but one of the critical factors in the design and implementation of any compensation arrangement, and the Compensation Committee and our Board reserve the right to pay nondeductible compensation when appropriate.

AWARD INFORMATION

The benefits or amounts that may be received or allocated to any individual under the 2014 Plan are not determinable, other than amounts that may be received by each non-employee director under Iron Mountain’s existing Compensation Plan for Non-Employee Directors, which provides for an annual stock grant of that number of whole shares of Iron Mountain Common Stock determined by dividing $160,000 by the stock’s Fair Market Value on the date of grant, in addition to various cash retainers.

2021 PROXY STATEMENT	37

CORPORATE GOVERNANCE MATTERS

PROPOSAL
3
APPROVAL OF AN AMENDMENT TO THE 2013 ESPP
The Board recommends that you vote FOR the approval of an amendment to the 2013 ESPP, to increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000.

The Board has unanimously approved, and unanimously recommends that the stockholders of the Company approve, an amendment, attached hereto as Appendix B (the “ESPP Amendment”), to increase the number of shares of Common Stock authorized for issuance under the 2013 ESPP by 1,000,000 from 1,000,000 to 2,000,000. The purpose of the 2013 ESPP is to provide employees of the Company and its participating subsidiaries the opportunity to acquire an equity interest in the Company by providing favorable terms for them to purchase the Company’s Common Stock. The 2013 ESPP also includes provisions that permit the adoption of one or more subplans that may not satisfy the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), but are designed to facilitate use of the 2013 ESPP outside the U.S. (a “2013 ESPP Subplan”).

The Board believes that equity-based compensation is a significant factor in the Company’s ability to attract, retain and motivate its employees, who are critical to the Company’s long-term success, and that an increase in the number of shares available for issuance under the 2013 ESPP will further the goal of providing employees with incentives to serve the Company.

As of March 1, 2021, only 216,287 total shares of Common Stock remained authorized for issuance under the 2013 ESPP. Unless the ESPP Amendment is approved, we do not believe that there will be enough authorized shares of Common Stock under the 2013 ESPP for regular, anticipated issuances for offering periods beginning after 2021 (based on past experience with the 2013 ESPP). The Board currently believes that the proposed increase of 1,000,000 shares of Common Stock authorized for issuance under the 2013 ESPP should result in an adequate number of shares of Common Stock for future issuance for approximately 7 years, although this forecast includes several assumptions and there are a number of factors that could impact the Company’s future Common Stock issuances. We are asking stockholders to approve the ESPP Amendment. Apart from the ESPP Amendment, no other terms or conditions of the 2013 ESPP will change.

On March 1, 2021, the closing price per share of the Company’s Common Stock, as listed on the NYSE, was $34.73.

REQUIRED VOTE

The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting is required to approve the ESPP Amendment to increase the number of shares of Common Stock issuable under the 2013 ESPP by 1,000,000 from 1,000,000 to 2,000,000. For purposes of determining whether a majority of the votes has been cast in favor of the approval of the ESPP Amendment, only those cast “For” or “Against” are included, and any abstentions or broker non-votes will not count in making that determination.

2013 ESPP

SUMMARY OF THE 2013 ESPP

The following summary of the material features of the 2013 ESPP is qualified in its entirety by reference to the complete text of the 2013 ESPP, attached as Appendix A to the Company’s Proxy Statement on Schedule 14A filed on April 24, 2013. The summary of the 2013 ESPP set forth below assumes the approval of the ESPP Amendment and is qualified in its entirety by reference to the 2013 ESPP as proposed to be amended. As noted above, other than the change to the 2013 ESPP proposed to be made by the ESPP Amendment, no other terms or conditions of the 2013 ESPP will change.

OVERVIEW

The 2013 ESPP operates by granting, in a series of offerings, options to acquire the Company’s Common Stock. The Compensation Committee, which has been delegated authority to administer the 2013 ESPP by the Board, determines the commencement date and duration of offerings. The Compensation Committee may also limit the maximum amount of Common Stock available with respect to an offering.

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CORPORATE GOVERNANCE MATTERS

Offerings under the 2013 ESPP generally last for six months and begin each June 1 and December 1 (or the preceding business day). During an offering, payroll deductions are accumulated on behalf of each participant. At the end of each offering, options issued under the 2013 ESPP are exercised and the accumulated payroll deductions are retained by the Company as full payment of the option price. Each participant receives a number of whole shares of the Company’s Common Stock equal to the accumulated payroll deductions credited to the participant’s account as of the exercise date divided by the option price. In general and except in the case of cash in lieu of a fractional share, any excess cash remaining at the close of an offering is not carried over to the next offering and is instead returned to a participant, without earnings.

The “option price” of shares of Common Stock under the 2013 ESPP can be as low as 85% of the lower of the fair market value of the Company’s shares at the start of the offering or on the exercise date. However, the 2013 ESPP utilizes an option price of 95% of the fair market value of the Company’s shares on the exercise date. Fair market value under the 2013 ESPP generally means the average of the highest and lowest sale price of the Company’s Common Stock on the date in question.

The Compensation Committee may adopt one or more 2013 ESPP Subplan(s) in order to facilitate participation by employees in countries that have local laws that may be inconsistent with Section 423 of the Code. In general, however, the key terms and conditions of any such 2013 ESPP Subplan will reflect the same terms and conditions of the 2013 ESPP as offered to eligible U.S. employees to the extent possible.

SHARES AVAILABLE UNDER THE 2013 ESPP

After giving effect to the ESPP Amendment, the total number of authorized shares that may be subject to options under the 2013 ESPP is 2,000,000. After giving effect to the ESPP Amendment, we project that there will be enough shares to keep the 2013 ESPP in place through 2028. The Compensation Committee may impose a cap on the amount of Common Stock available with respect to any offering, and has historically done so under the 2013 ESPP.

If an option expires or is terminated or surrendered, the shares allocable to the option may again be available under the 2013 ESPP. If insufficient shares are available at the end of an offering, a pro rata allocation of remaining shares will be made.

We intend to register the new shares reserved for issuance under the 2013 ESPP on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, as soon as practicable after receiving stockholder approval.

ELIGIBILITY AND PARTICIPATION

In general, any employee of the Company or a participating subsidiary that is (or is treated for federal income tax purposes as) a corporation who is customarily employed for more than five months in a calendar year and has performed services for the Company or a participating subsidiary for at least six months may become a participant in any future offering under the 2013 ESPP by electing to participate prior to the commencement of the offering. However, the following persons are ineligible to participate in the 2013 ESPP: (1) any employee who owns, directly or indirectly, as of the start of an offering, 5% or more of the Company’s stock or the stock of one of the Company’s corporate subsidiaries; (2) any employee of a subsidiary that is either ineligible to or does not elect to participate in the 2013 ESPP; (3) any union employee, if the union elects not to participate in the 2013 ESPP; and (4) any individual who is not an employee, including outside directors, consultants, and independent contractors. In addition, an employee will not be granted an option that would permit him or her to own (or be considered to own) or hold outstanding options to purchase 5% or more of the total combined voting power or value of all classes of the Company’s stock or that of a corporate subsidiary, and a participant cannot acquire in any year more than $25,000 worth of the Company’s stock under the 2013 ESPP (based on the value of the Company’s stock at the start of the offering). At this time, approximately 9,000 persons are considered by the Company to be eligible to receive options pursuant to the 2013 ESPP.

A participant may authorize payroll deductions of 1-15% of the participant’s cash compensation on each pay date. A participant can decrease his or her rate of payroll deductions, but the participant can never increase the rate of payroll deductions once an offering begins.

A participant may, prior to the end of an offering period, and at such time and in such manner as the Compensation Committee may prescribe, withdraw from an offering and request payment of an amount in cash equal to the accumulated payroll deductions credited to the participant’s account under the 2013 ESPP. In no event will a participant receive interest with respect to his or her payroll deductions, whether used to exercise options or returned in cash.

2021 PROXY STATEMENT	39

CORPORATE GOVERNANCE MATTERS

TERMINATION OF EMPLOYMENT

Upon termination of employment for any reason other than death, the participant will receive a payment in cash of the amount credited to the participant’s account under the 2013 ESPP. In the event that a participant dies prior to the end of an offering period, the participant’s account will be paid in cash to his or her estate.

RESTRICTIONS ON TRANSFER

A participant may not transfer, assign, pledge or otherwise dispose of an option issued under the 2013 ESPP. Shares acquired under the 2013 ESPP at the end of an offering period will be freely tradable, subject in all cases to the participant’s compliance with the Company’s Statement of Insider Trading Policy.

ADMINISTRATION

The 2013 ESPP was approved by the Board on March 14, 2013 and approved by stockholders on June 6, 2013. The 2013 ESPP is administered by the Compensation Committee. The Compensation Committee has the authority to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the 2013 ESPP and to decide all questions of interpretation and application of such rules and regulations, which decision will be final and binding.

FORFEITURE FOR DISHONESTY

If the Board determines that a participant has engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment that has damaged the Company or a subsidiary or has disclosed trade secrets or other proprietary information of the Company or a subsidiary, (1) the individual’s participation in the 2013 ESPP will terminate and the participant will forfeit his or her right to receive any Common Stock that has not been delivered pursuant to an offering and (2) the Company will have the right to repurchase all or any part of the shares of Common Stock acquired by the participant upon the earlier exercise of any option pursuant to the 2013 ESPP, at a price equal to the amount paid to the Company upon exercise, together with interest.

EFFECT OF CERTAIN CORPORATE CHANGES

If, before an offering closes, the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or the Company is liquidated, sells or otherwise disposes of substantially all of its assets to another entity, or there is a “change of control,” as defined in the 2013 ESPP, then the Compensation Committee, in its discretion, may either: (1) convert outstanding options such that after the effective date of the event, each participant is entitled upon exercise to receive, in lieu of the Company’s Common Stock, the number and class of shares of the stock or other securities to which the participant would have been entitled had the participant been a stockholder at the time of the event; or (2) end the offering and exercise the options as of the day before the effective date of the event.

A “change of control,” for the purposes of the 2013 ESPP, shall be deemed to have occurred if any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than a trust related to an employee benefit plan maintained by the Company becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the Company’s outstanding Common Stock, and, within the period of 24 consecutive months immediately thereafter, individuals other than (1) individuals who at the beginning of such period constitute the entire Board or (2) individuals whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, become a majority of the Board.

2013 ESPP SUBPLAN(S)

The Compensation Committee may adopt one or more 2013 ESPP Subplan(s) and such rules and regulations as, in its opinion, may be advisable in the administration of a 2013 ESPP Subplan in order to accommodate the specific requirements of local laws and procedures outside the U.S. The terms and conditions of any such 2013 ESPP Subplan may differ as necessary to accommodate local law (including, without limitation, as necessary to obtain preferential local tax treatment), but in no event will the authority of the Board, as set forth in the next paragraph, be altered by any such arrangement.

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CORPORATE GOVERNANCE MATTERS

AMENDMENT OR TERMINATION

The Board may at any time, without a vote by stockholders, terminate or, from time to time, amend, modify or suspend the 2013 ESPP; provided, however, that without stockholder approval there will be no: (1) change in the number of shares of Common Stock that may be issued under the 2013 ESPP; (2) change in the class of persons eligible to participate in the 2013 ESPP; or (3) other change to the 2013 ESPP that requires stockholder approval under applicable law. Unless terminated earlier, the 2013 ESPP will terminate on the date as of which there are no longer any shares of Common Stock available to be offered.

The following description of the federal income tax consequences of the 2013 ESPP is general and does not purport to be complete. In addition, the description does not discuss the tax consequences arising as a result of the participant’s death or of the tax consequences of the 2013 ESPP under the laws of any state or foreign country in which the participant may reside.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2013 ESPP

Except as may be the case in the event of any 2013 ESPP Subplan(s), the 2013 ESPP is intended to constitute an “employee stock purchase plan” under Section 423 of the Code. As presently in effect, under Section 423 of the Code, a participant will not realize income as a result of either the grant of an option at the start of an offering period or the exercise of an option at the end of an offering period and the Company will not be entitled to an income tax deduction at such grant date or exercise date. If the participant holds the stock acquired under the 2013 ESPP until the earlier of two years after the start of an offering or one year after the end of an offering, then upon the subsequent sale of the stock, the participant will have ordinary compensation income of the lesser of 5% of the fair market value of the stock as of the start of the offering or the excess, if any, of the selling price of the stock over the option price. Any additional gain or loss will be treated as long-term capital gain or loss. The Company is not entitled to an income tax deduction with respect to the ordinary compensation income described above.

If the participant disposes of any Common Stock acquired under the 2013 ESPP before the earlier of two years after the start of the offering or one year after the end of the offering, then the excess, if any, of the fair market value of the Common Stock at the end of the offering over the option price will be ordinary compensation income to the participant, and the Company will be entitled to a deduction with respect to that income. Any additional gain or loss will be treated as short-term or long-term capital gain or loss, depending on the holding period.

2021 PROXY STATEMENT	41

EXECUTIVE COMPENSATION

PROPOSAL
4
APPROVAL, BY A NON-BINDING ADVISORY VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Board recommends that you vote FOR the approval of the non-binding, advisory resolution approving the compensation of our Named Executive Officers.

In accordance with the requirements of Section 14A of the Exchange Act and related rules of the SEC, we are including this separate proposal for stockholders to approve, on a non-binding, advisory basis, the compensation of our named executive officers listed in the Summary Compensation Table appearing on page 69 of this Proxy Statement (collectively, our “Named Executive Officers” or our “NEOs”).

Our executive compensation is designed to reward performance that contributes to long-term success of the Company and our stockholders and to attract, motivate, and retain the senior management talent required to achieve our corporate objectives and increase stockholder value. At the core of our executive compensation programs is our “pay for performance” philosophy that links competitive levels of executive compensation to achievements of our overall strategy and business goals, including predetermined objectives. We believe our compensation program is strongly aligned with the interests of our stockholders and sound corporate governance principles. We urge you to read the “Compensation Discussion and Analysis” section of this Proxy Statement and the compensation tables and the other narrative compensation disclosures contained in this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the compensation of our NEOs.

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our NEOs, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. To the extent there is any significant vote against the compensation paid to the NEOs as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

As a result of adverse macroeconomic uncertainties created by the COVID-19 pandemic and other related conditions outside of our control that affected our financial performance in fiscal 2020, the Compensation Committee elected to adjust the challenging performance goals set for our fiscal 2020 short-term incentive cash bonus plan but limit the corporate performance payout for the executives at 85% of target bonus opportunity.

We believe the compensation paid to our NEOs for fiscal 2020 appropriately reflects and rewards our executive officers’ contributions to the performance of Iron Mountain despite the adverse macroeconomic impact of the COVID-19 pandemic and is aligned with the long-term interests of our stockholders. In deciding how to vote on this proposal, stockholders are encouraged to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.

Based on the above, we request that you indicate your support for our executive compensation philosophy and practices by voting to approve, on a non-binding, advisory basis, the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Proxy Statement for the 2021 Annual Meeting of Stockholders, is hereby APPROVED.”

REQUIRED VOTE

The affirmative vote of a majority of the votes properly cast at the Annual Meeting is required to approve the non-binding advisory vote on the compensation of our NEOs, as described in the “Compensation Discussion and Analysis” section of this Proxy Statement and the compensation tables and the other narrative compensation disclosures contained in this Proxy Statement. For the purposes of determining the number of votes cast, only those cast “For” or “Against” are included. The opportunity to vote on this resolution is required pursuant to Section 14A of the Exchange Act. However, as an advisory vote, the vote on this resolution is not binding upon the Company and serves only as a recommendation to the Board. Nonetheless, the Compensation Committee, which is responsible for designing and administering our executive compensation programs, and the Board value the opinions expressed by stockholders and will consider the outcome of the vote when making future executive compensation decisions.

Our current policy is to provide stockholders with an opportunity to approve executive compensation each year at our annual meeting of stockholders. We currently expect that the next such vote will occur at our 2022 Annual Meeting of Stockholders.

42

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE OVERVIEW

Our executive compensation program reflects our pay for performance compensation philosophy and goals. This section describes our executive compensation program and the compensation of the individuals who served as our chief executive officer and chief financial officer in 2020, and our other NEOs, including specific factors considered in our compensation decision-making process.

NAMED EXECUTIVE OFFICERS

Iron Mountain’s NEOs provide exceptional leadership across our global businesses. Together with the other members of our executive team, these leaders advance strategic and operational results that drive stockholder value. Our NEOs as of December 31, 2020 were:

NAME	TITLE
William L. Meaney	Chief Executive Officer
Barry Hytinen	Executive Vice President and Chief Financial Officer
Ernest Cloutier	Executive Vice President and General Manager, Global Records and Information Management
Deidre Evens	Executive Vice President and General Manager, North America Records and Information Management
John Tomovcsik	Executive Vice President and Chief Operating Officer

2020 PERFORMANCE AND PAY HIGHLIGHTS

We are a leading provider of physical and digital information storage and retrieval, with approximately 24,000 employees serving a broad range of industries and government organizations. With a global real estate footprint of approximately 1,450 owned and leased facilities totaling approximately 93 million square feet of space, we provide (i) storage and information management services and digital solutions in 56 countries on six continents (storing approximately 710 million cubic feet of hard-copy records) and (ii) enterprise-class data center facilities and hyperscale-ready capacity in the United States, Europe and Asia (with 130 megawatts of leasable capacity operating and total potential capacity of approximately 376 megawatts) as of December 31, 2020.

(1) IRON MOUNTAIN’S RESPONSE TO THE COVID-19 PANDEMIC

Although fiscal 2020 was a challenging year, following the onset of the COVID-19 pandemic in March 2020, management took immediate actions to minimize the spread of the virus and limit its impact on our people, customers, business and operations. Protecting the health and safety of our global employees and meeting the ongoing needs of our customers and communities around the world was paramount. Focusing on those things that were under its control, management expertly and swiftly executed through difficult and unprecedented circumstances and took significant action in response to the disruption caused by the COVID-19 pandemic, including:

▲	rapidly implemented employee protection, including travel restrictions, work-from-home requirements and preventative measures at our sites;
▲	implemented additional employee safety measures of heightened cleaning procedures and providing all employees access to personal protective equipment;
▲	completed a global inventory of insured medical, life and disability coverages to ensure there were no exclusions for COVID-19;
▲	hosted webinars addressing mental health and resiliency (offered in multiple languages), and promoted Employee Assistance Program support and resources to employees;
▲	distributed a record amount from our employee funded relief fund to support our fellow Mountaineers in need;
▲	set bonuses in the range of 120-150% of target for frontline employees; and
▲	maintained full or modified (without significant disruption) operational status at more than 96% of our Records Management facilities.

2021 PROXY STATEMENT	43

EXECUTIVE COMPENSATION

(2) 2020 FINANCIAL AND OPERATIONAL PERFORMANCE

Prior to the onset of the COVID-19 pandemic, we were on course to exceed our financial and operational goals for fiscal 2020, which was evident in our strong performance through the first quarter of 2020. Following the onset of the COVID-19 pandemic, however, we concluded that, given the extreme level of economic uncertainty, it would be prudent to withdraw our previously issued 2020 financial guidance. In the final nine months of fiscal 2020, we continued to execute our strategy while meeting or exceeding our revised internal financial performance expectations. Despite significant COVID-19 pandemic-related headwinds, our fiscal 2020 financial and operational performance highlights include:

▲	Our storage organic rental revenue(1) grew 2.4%. This growth was offset by a 12.8% decline in organic service revenue due to the impact of the COVID-19 pandemic resulting in full-year total revenues decreasing 1.7% on a constant-currency basis and 3.3% on a total organic revenue basis compared to 2019.
▲	Adjusted EBITDA(2) grew 1.3% year over year on a constant-currency basis; our Adjusted EBITDA margin expanded 110 basis points year over year, reflecting benefits from Project Summit (our transformation program), flow-through of revenue management, and favorable revenue mix. This was partially offset by the COVID-19 pandemic impacts to the business.
▲	Adjusted Funds from Operations (“AFFO”(3)) increased 2.4% year over year in 2020, and increased 2.0% on a per-share basis.
▲	We continued investment in innovation and product development per our original 2020 budget to secure our future.
▲	We saw 8% constant currency growth in our Global Digital Solutions business in spite of the macroeconomic slow down due to COVID-19.
▲	We also further strengthened the balance sheet during the course of the year and managed to reduce the net lease adjusted leverage ratio under our revolving credit agreement from 5.7 times Adjusted EBITDA to 5.3 times Adjusted EBITDA, which is within our long-term target range of 4.5 and 5.5 times Adjusted EBITDA.
▲	We identified a number of areas where we see opportunity for growth as we position ourselves to unlock greater value for our customers. These business lines, including Data Center, Fine Arts and Entertainment Services, Consumer Storage and Secure IT Asset Disposition, represent markets with strong secular growth.
▲	We have made significant progress in scaling our Global Data Center Business through acquisitions and organic growth, with 15 operating data centers across 13 global markets resulting in 8.3% revenue growth year over year. In 2020, we continued to expand our global platform with the delivery of sellable capacity in Northern Virginia, Phoenix, London, Amsterdam and Singapore, and our unconsolidated joint venture continued construction-in-progress of a 27 megawatt hyperscale data center in Frankfurt.

(1)	Organic Revenue is defined as our organic revenue growth rate, which is a non-GAAP measure, and represents the year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations, but including the impact of acquisitions of customer relationships.
(2)	During the fourth quarter of 2020, we changed our definition of Adjusted EBITDA to (a) exclude stock-based compensation expense and (b) include our share of Adjusted EBITDA from our unconsolidated joint ventures. We now define Adjusted EBITDA as income (loss) from continuing operations before interest expense, net, provision (benefit) for income taxes, depreciation and amortization (inclusive of our share of Adjusted EBITDA from our unconsolidated joint ventures), and excluding certain items we do not believe to be indicative of our core operating results, specifically: (i) Significant Acquisition Costs(a); (ii) Restructuring Charges(b); (iii) intangible impairments; (iv) (gain) loss on disposal/write-down of property, plant and equipment, net (including real estate); (v) other expense (income), net; (vi) stock-based compensation expense; and (vii) costs that are incremental and directly attributable to the COVID-19 pandemic which are not expected to recur once the pandemic ends (“COVID-19 Costs”).
(3)	During the fourth quarter of 2020, we changed our definition of adjusted funds from operations (“AFFO”) to exclude our share of reconciling items from our unconsolidated joint ventures. AFFO is defined as FFO (Normalized)(c) (1) excluding (i) non-cash rent expense (income), (ii) depreciation on non-real estate assets, (iii) amortization expense associated with customer relationship value (CRV), intake costs, acquisitions of customer relationships and other intangibles, (other than capitalized internal commissions), (iv) amortization of deferred financing costs [and debt discount/premium], (v) revenue reduction associated with amortization of permanent withdrawal fees and above-and below-market data center leases, and (vi) the impact of reconciling to normalized cash taxes, and (2) including recurring capital expenditures. We also adjust for these items to the extent attributable to our portion of unconsolidated ventures.
(a)	Significant Acquisition Costs represent operating expenditures associated with (1) our acquisition of Recall (as defined below) including: (i) advisory and professional fees to complete the Recall Transaction (as defined below); (ii) costs associated with the divestments required in connection with receipt of regulatory approvals (including transitional services); and (iii) costs to integrate Recall with our existing operations, including moving, severance, facility upgrade, REIT integration and system upgrade costs, as well as certain costs associated with our shared service center initiative for our finance, human resources and information technology functions; and (2) the advisory and professional fees to complete the acquisition of IO Data Centers, LLC.
(b)	Restructuring Charges represent operating expenditures associated with Project Summit, the Company’s transformation program announced in the fourth quarter of 2019, which is designed to accelerate execution of Iron Mountain’s long-term strategy.
(c)	Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts (“Nareit”) as net income (loss) excluding depreciation on real estate assets, gains on sale of real estate, net of tax, and amortization of data center leased-based intangibles. Consistent with Nareit’s definition of FFO, during the fourth quarter of 2020, we began adjusting for our share of reconciling items from our unconsolidated joint ventures from FFO (“FFO (Nareit)”). FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). Although Nareit has published a definition of FFO, we modify FFO (Nareit), as is common among REITs seeking to provide financial measures that most meaningfully reflect their particular business (“FFO (Normalized)”). During the fourth quarter of 2020, we changed our definition of FFO (Normalized) to exclude stock-based compensation expense and adjust for our share of FFO (Normalized) reconciling items from our unconsolidated joint ventures. Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) Significant Acquisition Costs; (ii) Restructuring Charges; (iii) intangible impairments; (iv) loss (gain) on disposal/write-down of property, plant and equipment, net (excluding real estate); (v) other expense (income), net; (vi) stock-based compensation expense; (vii) COVID-19 Costs, (viii) real estate financing lease depreciation; (ix) tax impact of reconciling items and discrete tax items; and (x) (income) loss from discontinued operations, net of tax.
(d)	Significant Acquisition Capital Expenditures represent capitalized expenditures associated with the May 2, 2016 acquisition of Recall Holdings Limited (“Recall”) pursuant to the Scheme Implementation Deed, as amended with Recall (the “Recall Transaction”) and the acquisition of IO Data Centers, LLC.

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In addition to strong financial and operational performance, although we had to pivot to mitigate the impact from COVID-19, we continued to execute on our long-term strategy while making significant investments in new product development and innovation:

CATEGORY	2020 ACHIEVEMENTS
Customer-Obsessed Culture	Throughout the COVID-19 pandemic, more than 96% of our Records Management facilities continued to operate at full or modified (without significant disruption) operational status and serve our customers under applicable law and local ordinances.
Transformation	We maintained our focus on Project Summit, increasing our targeted sustained annual cost savings from $200 million to $375 million, and achieved more than $200 million in cost savings, on an annual run rate, by the end of 2020.
Innovation	We continued our investment in new product development and innovation and launched new services specifically designed to facilitate our customers’ remote workforces. These services led to constant currency revenue growth in our Global Digital Solutions business of approximately 8% year over year.
Global Data Center	We accelerated the growth in our Global Data Center Business with 58.5 megawatts of new and expansion leases signed in 2020 compared to 16.9 megawatts booked in 2019.
Cultural Shift	We continued to invest in our Global Strategic Accounts organization and maintained our focus on shifting our culture as part of Project Summit to be one more in tune with accelerating our revenue growth through new services and solutions.
Inclusion and Diversity	We have and are prioritizing diversity, equity and inclusion as a core principle. In 2020 we made strong progress toward creating and sustaining a more inclusive and diverse environment.
Sustainability	We increased our commitments to carbon neutrality. We are confident, based upon the momentum we are building in this area, that we can achieve 100% carbon neutrality (including factoring in rapid growth of our Global Data Center Business) before 2050.

(3) IMPACT OF COVID-19 PANDEMIC ON INCENTIVE COMPENSATION

Given the timing of our fiscal year, performance metrics and goals for our incentive plans were established prior to the COVID-19 pandemic. As the onset of the pandemic adversely affected our operations and led us to withdraw our previously issued 2020 financial performance guidance, the Compensation Committee actively monitored the extent of the impact of COVID-19 on our incentive plans and the Company’s and management’s performance, taking into account our performance against our original and revised performance targets, performance against our peers, and our overall organizational health. The Compensation Committee committed to focusing on ensuring that employees who were on the frontlines of our operations through the COVID-19 pandemic were appropriately rewarded.

In light of these considerations, including the decisive actions taken by management and successful execution against our strategic priorities following the onset of the COVID-19 pandemic, the Compensation Committee determined to align 2020 short-term incentive performance target levels with the Company’s revised internal targets, but subject any pay-out to a cap to maintain bonus levels (i) below target performance levels established pre-COVID-19, and (ii) below management’s initially projected above-target performance based on our actual performance during the period prior to the onset of the COVID-19 pandemic.

Despite the operational challenges and economic uncertainty caused by the COVID-19 pandemic, our Compensation Committee determined that the performance goals established prior to the onset of the COVID-19 pandemic for all long-term incentive compensation awards should not be modified or adjusted. Our Compensation Committee believed that its approach would appropriately motivate and reward management for its execution in challenging conditions.

SHORT-TERM INCENTIVES

As discussed above, prior to the onset of the COVID-19 pandemic, our results were on pace to exceed our financial goals established in February 2020 for the short-term incentive cash bonus plan (the “Pre-COVID STI Financial Goals”), which would have resulted in target or above-target payouts for our NEOs. As our operations began to be impacted by the pandemic and the related economic uncertainty during the second quarter of 2020, the Compensation Committee closely monitored the impact of the COVID-19 pandemic on the plan and the Pre-COVID STI Financial Goals. The Compensation Committee believed it was important to focus on ensuring that our employees on the frontlines were appropriately compensated for their efforts, but given the uncertainty and prospects for improved performance in the second-half of 2020, also believed that changes to the short-term incentive plan were needed to maintain our alignment with shareholder interests and motivate and reward employees.

Following further consideration and in light of the ongoing adverse impact of the COVID-19 pandemic on our business and compensation plans, the Compensation Committee revised the financial goals for the short-term incentive cash bonus plan to align with our internal 2020 performance goals (the “Updated STI Financial Goals”). The Compensation Committee concluded that it would be inappropriate to

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EXECUTIVE COMPENSATION

pay executives above the target levels established pre-COVID-19 for results measured against the Updated STI Financial Goals. Therefore, the portion of the payout driven by corporate performance was capped at 85%. Further, it was determined after any application of individual modifiers for executives other than the CEO, whose short term incentive bonus would be aligned with corporate performance at 85%, no executive would receive a bonus above 100% of individual target opportunity (the “2020 Caps”).

In setting the Updated STI Financial Goals and determining the payouts under the short-term incentive plan, as further discussed below, key considerations weighed by the Compensation Committee included the following:

▲	The need to prioritize protection of employees during the pandemic and the compensation of frontline workers, who received bonuses in the range of 120-150% of target in 2020.
▲	The Company’s performance against Pre-COVID STI Financial Goals combined with performance against strategic objectives would have resulted in an approximately 50% payout, which was above threshold levels, but below original targets.
▲	Performance against Pre-COVID STI Financial Goals (with a 70% weighting), was above threshold levels, but below original targets, resulting in a formulaic calculated payout of 24%.
▲	Strong performance against strategic objectives (with a 30% weighting), which are designed to incentivize actions promoting long-term growth, resulting in a payout of approximately 26%.
▲	Management’s timely response to the COVID-19 pandemic and ability to overcome numerous challenges created by the pandemic enabled a strong rebound in company financials in the latter half of the year to ultimately exceed the recast internal financial targets.
▲	The Company’s performance under the Updated 2020 STI Financial Targets combined with performance against strategic objectives resulting in an approximately 127% payout.
▲	The alignment of annual cash bonus opportunity with updated corporate performance targets in a way that did not allow executives to receive a payout above pre-COVID-19 target bonus levels, and as such implementing caps to guide the 2020 bonus payouts.
▲	The CEO’s payout was aligned solely with corporate performance, without an individual component, at 85%.
▲	For the NEOs other than the CEO, the payout for the corporate performance component was also capped at 85% and an individual modifier that allows for differentiation of individual executive performance relative to the team as a whole was applied resulting in an average payout of 98%, reflecting their significant individual contributions in 2020.

LONG-TERM INCENTIVES

Iron Mountain grants long-term incentive awards in the form of Performance Units (“PUs”), Restricted Stock Units (“RSUs”) and stock options. PUs are earned based on performance, cliff vest over three years from the date of the original grant based on the Company’s achievement of performance goals, and settle in Common Stock.

The PU awards are earned based on TSR performance (which accounts for 25% of each PU award) and the Company’s operating results (which account for 75% of each PU award). PU awards covering the three-year period ended December 31, 2020 vested significantly below target, in large part due to the impact of the COVID-19 pandemic. Despite the impact of the COVID-19 pandemic, the Compensation Committee believed that any adjustment to the PU awards relative to total stockholder return (“TSR”) or financial goals would be inappropriate and contravene the core compensation pay for performance philosophy and management of the business over the long-term; therefore, the Compensation Committee did not adjust the PU goals.

For the three-year period ended December 31, 2020, Iron Mountain performed at the 45th percentile of the MSCI US REIT Index peer group, resulting in a payout of 87.6% of the PUs earned based on TSR performance (the “TSR-Based PUs”). Iron Mountain did not achieve the threshold total revenue and Adjusted EBITDA goals for the three-year period ended December 31, 2020, resulting in a payout of 0.0% of the PUs earned based on financial performance (the “Operational PUs”).

OUR LONG-TERM ORIENTATION

Our compensation programs are designed to support our long-term strategy, with the majority of our executive team pay being at risk, and in the form of long-term incentives; in 2020, 74% of target total direct compensation was in the form of long-term incentives for our CEO and 53%, on average, for our other NEOs. The Compensation Committee believes that total realizable compensation for the Company’s NEOs should be closely aligned with the Company’s performance and each individual’s performance.

Iron Mountain is focused on long-term success, and our sustained long-term performance is more important than any single year’s short-term results. The long-term value we have created for our stockholders is demonstrated by our TSR over the historical five-year period ended December 31, 2020 as compared to the MSCI US REIT Index. Our cumulative TSR of 55% over the five-year period outperformed the MSCI US REIT Index which yielded a return of 27% to stockholders as of December 31, 2020.

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►	5-YEAR TOTAL STOCKHOLDER RETURN ON $1 INVESTED JANUARY 1, 2016

The MSCI US REIT Index is our primary benchmark for tracking our relative TSR performance. We also track our compensation peer group, which represents companies of like size and business, for executive compensation benchmarking. This compensation peer group includes both REIT and non-REIT companies. As the graph below shows, the realizable total direct compensation for our CEO over the five-year period ended December 31, 2020 was at the 22nd percentile among the companies in our compensation peer group, while the Company’s TSR performance over this same period was at the 21st percentile among these companies. This, along with the Company’s stronger relative TSR performance as compared to the MSCI US REIT Index, further demonstrates pay for performance alignment. See page 48 for a definition of realizable total direct compensation.

►	5-YEAR CEO REALIZABLE PAY - TSR ALIGNMENT BASED ON DIVIDEND ADJUSTED CLOSING STOCK PRICE

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EXECUTIVE COMPENSATION

We define realizable total direct compensation as the sum of the following:

1.	all cash compensation earned during the preceding five-year period;

2.	the value of all in the money stock options granted during the preceding five-year period;

3.	the value of all RSUs granted during the preceding five-year period, including all accrued dividends thereon, valued as of December 31, 2020; and

4.	the value of all PUs granted during the preceding five-year period, based on actual performance results or estimated performance, including accrued dividends, valued as of December 31, 2020.

TSR is calculated based on the dividend adjusted closing price per share of Common Stock on the NYSE on December 31, 2015 through December 31, 2020.

SAY ON PAY VOTE

Iron Mountain’s long history of aligning long-term executive pay and performance is supported by our strong historical “Say-on-Pay” results, with approximately 97% of the votes cast for the approval of “Say-on-Pay” at our 2020 annual meeting of stockholders. The 2020 “Say-on-Pay” results were consistent with past support from our stockholders, as demonstrated in the graph below. We believe the consistently strong support since the adoption of “Say-on-Pay” demonstrates our stockholders’ satisfaction with the alignment of Company performance and NEO compensation.

►	5 YEAR HISTORY OF VOTES IN FAVOR OF SAY ON PAY RESULTS

ESTABLISHING COMPENSATION

COMPENSATION PHILOSOPHY AND PRACTICES

Our executive compensation programs are designed to attract, retain and focus the talents and energies of our executives on meeting the current and future objectives of the Company and are guided by the following design principles:

General program competitiveness – In order to attract and retain top performing executives, we establish target pay with reference to relevant external benchmarks. While targeting overall competitiveness, the positioning of each executive’s pay relative to market benchmarks reflects experience and proficiency in performing required duties.

Pay for performance – A substantial percentage of each executive’s total compensation opportunity is contingent on annual and multi-year performance. We award variable, performance-based compensation intended to deliver target opportunity when goals are met with the potential for above (up to a maximum) and below target pay for commensurate performance.

Internal parity – The total compensation opportunity for each executive reflects the responsibility, scope and complexity of that individual’s role within the Company.

Stockholder alignment – Our compensation programs are intended to align the interests of our stockholders with our executives by rewarding performance that drives long-term stockholder value creation. Our CEO and executive vice presidents (“EVPs”) reporting to our CEO are also subject to minimum stock ownership requirements, as discussed under the “Executive Stock Ownership Guidelines” heading of this section of the Proxy Statement.

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Alignment with various business strategies – We structure our executive compensation programs to reward the achievement of enterprise financial goals and strategic objectives. Our annual short-term incentive program provides for individual differentiation that reflects each executive’s performance, including applicable business unit results and overall contribution towards enterprise goals.

We maintain the following policies and practices that drive our executive compensation programs:

WHAT WE DO	WHAT WE DON’T DO

  Align executive pay with performance

  Ensure proper balance of short- and long-term orientation in our incentive programs with a significant portion of executive target compensation at risk

  Maintain meaningful executive stock ownership requirements

  Include executive clawback policy on all cash and equity incentive awards

  Hold an annual “Say-On-Pay” advisory vote

  Retain an independent compensation consultant

  Insider Trading Policy that prevents hedging and pledging of shares

  No change in control “single trigger” equity acceleration provisions

  No excise tax gross-ups in connection with a change in control

  No dividends or dividend equivalents paid until vesting

  No supplemental executive retirement plans

PROCESS

In applying our compensation philosophy and design principles to establish appropriate compensation programs and target compensation levels, the Compensation Committee:

Reviews and approves compensation for our CEO and our other executive team members

▲   Annually approves a recommendation to the Board for the salary, short-term and long-term incentive compensation for our CEO.

▲  Annually establishes the individual goals and objectives utilized in the short-term incentive program for our CEO.

▲  The Compensation Committee’s recommendation reflects (1) an analysis of the Company’s performance against predetermined financial and strategic objective goals, (2) its evaluation of our CEO’s performance against predetermined individual objectives and (3) input from members of the Board.

▲  The Compensation Committee’s recommendation is then presented to the independent members of the Board for approval.

▲   Annually reviews and approves the salary, short-term and long-term incentive compensation for our other executive team members as recommended by our CEO.

Reviews and approves short-term and long-term incentive programs for the executive team

▲   Annually reviews and approves the structure of our short-term and long-term incentive programs for the executive team, including performance metrics, performance and payout grids and the weighting applied to each metric.

▲  The review typically balances an internal and external perspective developed in collaboration with members of management and the Compensation Committee’s independent compensation consultant.

▲  Based upon this review, the Compensation Committee may maintain or modify the amount and mix of grants under our incentive programs.

▲  Annually establishes the financial and strategic objective performance goals that are utilized in our short-term and long-term incentive plans.

Evaluates the effectiveness and competitiveness of other executive compensation programs	▲ Periodically evaluates the effectiveness and competitiveness of other executive compensation programs, such as executive benefits, perquisites and our severance policies. These periodic evaluations are conducted to ensure alignment with our internal strategy and objectives and to consider external market practices.

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EXECUTIVE COMPENSATION

ESTABLISHING FINANCIAL PERFORMANCE GOALS

1	The Compensation Committee initially approves annual financial performance targets based upon our annual operating plan approved by the Board, assuming constant currency. The multi-year performance targets are aligned with our long-term strategy.
▼

2	When the financial targets are set, the Compensation Committee approves a series of adjustment factors that identify the nature of potential adjustments to the target levels that may be considered throughout the applicable performance period.
▼

3	The Compensation Committee reviews the year-end results and, if applicable, adjusts certain financial targets based on the adjustment factors approved at the beginning of the applicable performance period.

The Compensation Committee historically has approved adjustment factors to certain performance goal targets that determine our short-term and long-term incentive compensation, and did so in February 2020 when the Pre-COVID STI Financial Goals were established. Although the Compensation Committee approved the Updated STI Financial Goals in the fourth quarter of 2020, none of the 2020 adjustment factors were applied to the Updated STI Financial Goals or the long-term incentive results.

CEO PAY FOR PERFORMANCE ALIGNMENT

The Compensation Committee annually reviews the alignment of CEO realizable pay and Company performance, measured by TSR. We believe a realizable pay analysis helps evaluate the pay for performance effectiveness of our compensation programs and the directional alignment of our equity awards with stockholder interests.

The Company’s performance with respect to TSR over the five-year period ended December 31, 2020 was at the 21st percentile among the companies in our peer group. The realizable total direct compensation for the CEO over this same period was at the 22nd percentile, which demonstrates pay for performance alignment. Please refer to page 47 for our 5-Year CEO Realizable Pay-TSR Alignment chart.

ROLE OF CEO AND OTHER EXECUTIVE TEAM MEMBERS

Our CEO and other members of the executive team assist the Compensation Committee in carrying out its duties throughout the year by completing specific tasks, including:

▲	Our CEO establishes the individual goals and objectives for our executive team (other than the CEO) and proposes his own individual goals and objectives, which are reviewed and revised, and subsequently approved by the Board;
▲	Our CEO develops compensation recommendations for our executive team (other than the CEO) for the Compensation Committee’s review and approval, including salary levels, the potential economic value of long-term incentives and achievement of individual goals and objectives; and
▲	Each executive team member prepares a self-review to assist the review of his or her performance against individual goals and objectives, which self-review is shared with the Compensation Committee (for the CEO) or the CEO (for our other executive team members).

ROLE OF CONSULTANTS

The Compensation Committee retains the services of an independent compensation consultant to provide ongoing advice and perspective to the Compensation Committee, including the following areas related to the compensation of our executives:

▲	Market benchmarking analyses;
▲	CEO and NEO long-term “realizable” pay and performance analysis;
▲	Assistance with the review and selection of the group of companies to serve as a reference point for the market analyses (the “Peer Group”);
▲	Ongoing support with regard to the latest relevant executive compensation trends, including regulatory, technical and/or accounting considerations affecting compensation and benefit programs;
▲	Assistance with disclosure in the Proxy Statement, including the Compensation Discussion and Analysis section;
▲	Assistance with Say-on-Pay and proxy advisor topics;

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▲	Assistance with tracking and confirming results for performance-based equity awards;
▲	Assistance with the design of executive compensation or benefit programs, as needed;
▲	Assistance with Equity Plan share proposal; and
▲	Preparation for and attendance at select Compensation Committee meetings.

The Compensation Committee engaged Pay Governance LLC (“Pay Governance”) to serve as its independent compensation consultant for fiscal 2020. Pay Governance received instructions from, and reported to, the Compensation Committee on an independent basis. Pay Governance reports directly to the Compensation Committee, has regular meetings with the chairperson of the Compensation Committee and meets with the Compensation Committee in executive session.

The Compensation Committee requested Pay Governance’s advice on a variety of matters, such as the amount and form of executive compensation, compensation strategy, market comparisons, pay and performance alignment versus industry peers, executive pay trends, including with respect to the COVID-19 pandemic, compensation best practices, compensation-related regulatory developments, and potential compensation plan designs and modifications. The Compensation Committee consulted with Pay Governance, both with and without management, on several occasions during fiscal 2020, and also in early fiscal 2021 with respect to compensation decisions for fiscal 2020 performance.

Pay Governance also provides assistance to the Nominating and Governance Committee on director compensation matters. In 2020, the Compensation Committee reviewed the nature of the relationship with its independent compensation consultants and determined that there were no conflicts that impacted the advice and guidance provided to the Compensation Committee.

CONSIDERATION OF RISK IN OUR COMPENSATION PROGRAMS

After its annual review of the Company’s incentive compensation arrangements for all employees, the Compensation Committee concluded that the components and structure of the Company’s compensation plans do not create risks that are reasonably likely to result in a material adverse effect to the Company. The process undertaken to reach this conclusion involved an analysis of the Company’s compensation plans by management and a review of conclusions by the Compensation Committee’s independent compensation consultant and the Compensation Committee.

BENCHMARKING

To provide an external perspective relative to executive compensation levels, plan design trends and market best practices, the Compensation Committee reviews market analyses derived from the Peer Group and prepared by our independent compensation consultant.

The Compensation Committee, in collaboration with our independent compensation consultant and management, reviews the Peer Group annually based on the following criteria:

▲	Comparable revenue size and industry;
▲	Similar market capitalization;
▲	Similar capital intensity;
▲	Pays regular quarterly dividends; and
▲	Similar degree of global operations.

Following an annual review of the Company’s Peer Group, the Compensation Committee approved three changes to the Peer Group for 2020: (1) the removal of Fiserv due to the difference, compared to Iron Mountain, in revenue and market capitalization following Fiserv’s acquisition of First Data Corporation; and (2) the addition of SBA Communications and Weyerhaeuser based on company revenue size and capital intensity.

THE 2020 PEER GROUP INCLUDES THE FOLLOWING COMPANIES:
ABM Industries	Crown Castle International(1)	Prologis(1)
Alliance Data Systems	Digital Realty(1)	SBA Communications(1)
Brinks Company	Equifax	Stericycle
Broadridge Financial	Equinix(1)	Western Union
Cintas	Global Payments	Weyerhaeuser(1)
Clean Harbors	Paychex

(1)	This company is a REIT.

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EXECUTIVE COMPENSATION

HOW WE USE MARKET DATA

PAY LEVELS

The Compensation Committee reviews relevant benchmark data when making executive compensation decisions, but the Compensation Committee does not set compensation levels based solely on market data. Rather, the Compensation Committee reviews the 25th, 50th and 75th percentiles of relevant market data as one element in its decision-making process. Final executive compensation decisions reflect a variety of factors, including each executive’s experience, performance rating, the relative importance of the executive’s role within the organization, as well as where each executive’s pay level falls relative to the market data.

PLAN DESIGN

When designing or assessing the design of our compensation programs, the Compensation Committee reviews programs of the Peer Group to understand typical market practice. The Compensation Committee uses market data to inform decisions but evaluates our specific circumstances and business objectives to design programs that are in the best interest of the Company and its stockholders.

EXECUTIVE STOCK OWNERSHIP GUIDELINES

The Company maintains stock ownership guidelines that require certain executives, including our NEOs, to acquire and maintain ownership of our Common Stock, exclusive of unexercised stock options and unearned or unvested PUs, as a multiple of base salary as follows:

The Company established this program to help align the long-term interests of executives with stockholders. Each member of the executive team subject to the Company’s stock ownership guidelines is required to retain an amount equal to 50% of the net shares received as a result of the vesting of RSUs or PUs until such executive meets the minimum ownership threshold. “Net shares” are those shares that remain after shares are sold or netted to pay withholding taxes and any purchase price.

The Company measures Executive Stock Ownership Guideline compliance annually in March and continuously monitors compliance until the next measurement date. As of the most recent measurement date in March 2021, all members of the executive team who are subject to the Executive Stock Ownership Guidelines are in compliance with the Executive Stock Ownership Guidelines.

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2020 COMPENSATION OF NAMED EXECUTIVE OFFICERS

2020 TOTAL DIRECT COMPENSATION COMPONENTS

OVERVIEW

The total direct compensation (“TDC”) for our executives is designed to reward them based on achievement of financial and strategic goals and returns to stockholders. TDC consists of base salary, target bonus and long-term incentive grant value.

As depicted below, as of December 31, 2020 approximately 91% of our CEO’s target TDC, and, on average, 76% of the target TDC of our other NEOs, is tied directly to the achievement of financial goals, strategic objectives, or stock price appreciation through our short-term and long-term incentive programs (referred to herein as “at risk” pay).

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EXECUTIVE COMPENSATION

Below is a summary of the elements, objectives, risk mitigation factors and key features of our TDC program for our executives. A more detailed discussion of each element and the associated pay decisions follows this section.

COMPENSATION ELEMENT			
				CEO	OTHER NEOS	ABOUT THE COMPENSATION ELEMENT
Short-term	Fixed	Cash	Base Salary	9%	24%	Base salary is designed to attract and retain highly qualified individuals. In order to avoid excessive risk taking, it is important that not all cash compensation be at-risk.
Short-term	Variable	Cash	Short Term Incentive Financial Performance - 70% Strategic Objectives - 30%	17%	23%	Annual cash short-term incentives are designed to focus executives toward achieving enterprise goals while recognizing their individual contributions, including: ▲ Attaining financial goals in line with our annual budget; ▲ Achieving strategic objectives; ▲ Performing relative to initiatives in areas within their control; and ▲ Rewarding outstanding individual performance. Our short-term incentive awards are expressed as a percentage of base salary, and the amount of compensation payable under each award is subject to a maximum payout; short-term incentive awards are also subject to our clawback policy described above under the "The Board's Role, Responsibilities and Policies-Executive Compensation Clawback Policy" section of this Proxy Statement.
Long-term	Variable	Equity	Long Term Incentive	74% PUs 55% RSUs 30% Stock Options 15%	53% PUs 55% RSUs 45%	Long-term equity incentives are designed to: ▲ Align the interests of our executives with our stockholders; ▲ Reward overall enterprise performance; and ▲ Encourage the retention of our executives by providing additional opportunities for them to participate in the ownership of the Company and its future growth. Our long-term incentive awards are granted in the form of PUs, RSUs and stock options. PUs are earned based on performance, cliff vest three years from the date of the original grant based on achievement of performance goals, and settle in shares of our Common Stock. Stock options are granted at Fair Market Value (as defined in the 2014 Plan). RSUs and stock options typically vest ratably over three years and are settled in shares of our Common Stock. Equity awards are also subject to our clawback policy described above under the "The Board's Role, Responsibilities and Policies-Executive Compensation Clawback Policy" section of this Proxy Statement.

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BASE SALARY

The table below details the base salary at December 31, 2019 and 2020, and any year over year increase, for each of our NEOs. The increases were approved in February 2020 and effective in March 2020.

NAME	2019		2020	PERCENT CHANGE (1)
William L. Meaney		$1,100,000	$1,200,000	9.1%
Barry Hytinen	$	N/A	$725,000	N/A
Ernest Cloutier		$500,000	$575,000	15.0%
Deirdre Evens		$475,000	$525,000	10.5%
John Tomovcsik		$475,000	$525,000	10.5%

(1)	Following a competitive market review and based on individual performance and job responsibilities, the Compensation Committee approved pay changes for Mr. Meaney, Mr. Cloutier, Mr. Tomovcsik and Ms. Evens.

Mr. Hytinen’s base salary was set in connection with his appointment as Executive Vice President and Chief Financial Officer in January 2020, which was determined based on his experience, expected contributions and compensation with his previous employer, as well as his position relative to the market benchmarks.

SHORT-TERM PERFORMANCE-BASED INCENTIVE COMPENSATION

TARGET INCENTIVES

Each member of our executive team participates in the Company’s short-term performance-based incentive compensation programs. The Compensation Committee annually reviews the target short-term incentive opportunity, which is expressed as a percentage of base salary, for each executive team member and approves a new target when appropriate.

EXECUTIVE	2020 SHORT-TERM INCENTIVE OPPORTUNITY % OF SALARY
William L. Meaney	175%
Barry Hytinen	110%
Ernest Cloutier	110%
Deirdre Evens	80%
John Tomovcsik	80%

The Compensation Committee determined that each target opportunity represented the appropriate amount of short-term compensation at risk for each NEO based on his or her role and market comparisons.

Following a competitive market review and based on individual performance, the Compensation Committee approved an increase in short-term incentive opportunity for Mr. Meaney from 150% to 175%, Mr. Cloutier from 90% to 110%, and Mr. Tomovcsik and Ms. Evens from 70% to 80% in 2020.

The percentage of Mr. Hytinen’s 2020 short-term incentive opportunity was set at 110% of base salary in connection with his appointment as Executive Vice President and Chief Financial Officer in January 2020.

2021 PROXY STATEMENT	55

EXECUTIVE COMPENSATION

PROGRAM STRUCTURE

Achievement of the target short-term incentive opportunity for each executive team member is based upon (1) the Company’s performance against a series of financial goals, (2) the Company’s performance against a series of strategic objectives and (3) personal performance against the individual goals and objectives of such executive team member set at the beginning of the year, as illustrated below. Each member of the executive team has the same financial goals and the same strategic objectives, which serve to align our executive team toward the same enterprise goals. The individual modifier component, however, allows for recognition of individual performance and contributions. The individual modifier, when applied, can be positive or negative depending on performance. In support of our philosophy of paying for performance, actual short-term incentive awards for our executive team may range from 0% to a maximum of 172.5% of incentive opportunity. Where relevant, results are measured in constant currency to better reflect the effect of the executive’s performance on results during the applicable year.

▲	70% of the short-term incentive opportunity is based on the Company’s financial performance, measured against two metrics:
▲	40% of the short-term incentive opportunity is measured against enterprise Adjusted EBITDA and revenue, with increased payout opportunity if revenue exceeds the target level. We believe this component appropriately corresponds to our profitable growth objectives; and
▲	30% of the short-term incentive opportunity is measured against AFFO per share on a constant currency basis. We believe this measure appropriately aligns payouts with our ability to generate excess cash flows to reinvest in the business and provide returns to our stockholders through dividends;
▲	30% of the short-term incentive opportunity is based on the achievement of specific strategic objectives, which are centered on key drivers of our growth. The strategic objectives that comprise this component are discussed in further detail under the heading “Strategic Objectives” in this section.
▲	In addition, each executive team member’s short-term incentive bonus may be increased or decreased (by the Board for the CEO and the Compensation Committee for the other NEOs) by as much as 25% based on such executive team member’s contribution to the measures above and performance against specific individual goals and objectives, including items such as the development and execution of business, organizational and marketing strategies with the objective to increase Adjusted EBITDA, revenue and AFFO per share and progress toward our strategic objectives.

As the onset of the pandemic adversely affected our operations and led us to withdraw our previously issued 2020 financial performance guidance, the Compensation Committee actively monitored the extent of the impact of COVID-19 on our incentive plans and the Company’s and management’s performance, taking into account our performance against our original and revised performance targets, performance against our peers, and our overall organizational health. The Compensation Committee committed to focusing on ensuring that employees who were on the frontlines of our operations through the COVID-19 pandemic were appropriately rewarded. In light of these considerations, including the decisive actions taken by management, and successful execution against our strategic priorities following the onset of the COVID-19 pandemic, the Compensation Committee determined to align 2020 short-term incentive performance target levels with revised internal Company targets. The bonus amount based on the Updated STI Financial Goals without the 2020 Caps would have been achieved at approximately 127%. Balancing these considerations against our full year short-term incentive performance achievement of approximately 50%, in February 2021, the Committee approved the corporate payout of 85%.

56

EXECUTIVE COMPENSATION

FINANCIAL PERFORMANCE—SUMMARY

As measured against the Pre-COVID STI Financial Goals, the adverse impact to revenues, Adjusted EBITDA, and AFFO resulted in performance below target but above threshold levels. Based on our 2020 achievement relative to Pre-COVID STI Financial Goals and strategic objectives as well as the Updated STI Financial Goals, the short-term incentive payout, prior to the application of individual modifiers, equals approximately 50% (or, relative to the Updated STI Financial Goals, approximately 127%) as outlined in the table below.

MEASURE & SCOPE	TARGET WEIGHTING (%)	PAYOUT ACHIEVEMENT(1) (%)	PAYOUT ACHIEVEMENT (REVISED TARGETS)
Adjusted EBITDA & Revenue	40%	24%	55.6%	Payout Capped at 85% of Target
AFFO Per Share	30%	0%	45%
Strategic Objectives	30%	26.1%	26.1%
Preliminary weighted payout		50.1%	126.7%

(1)	Payout achievement represents the percentage of the target payout earned based on the level of the Company’s achievement of performance measures, as disclosed below.

FINANCIAL PERFORMANCE—ADJUSTED EBITDA & REVENUE

Actual payout of our short-term incentive opportunity tied to Adjusted EBITDA and revenue in 2020 was determined based on the Updated STI Financials Goals, which reflect the impact of the COVID-19 pandemic on the Company’s financial performance and management’s actions to minimize the impact of COVID-19 and keep employees safe.

Based on the Pre-COVID STI Financial Goals, the Compensation Committee selected a maximum payout of 150% of target but structured the payout matrix such that maximum payout was achieved only if both Adjusted EBITDA and revenue exceeded levels that the Compensation Committee considered exceptional based on the objectives of the annual operating plan and recent Company performance. The table below illustrates company performance for both the Pre-COVID STI Financial Goals and the Updated STI Financial Goals. The structure of the short-term incentive plan did not change when the targets were adjusted for the impact of the COVID-19 pandemic.

SHORT-TERM INCENTIVE PAYOUT
	ADJUSTED EBITDA	REVENUE	PAYOUT %
Threshold	95%	98.5%	4%
Target	100%	100.0%	95%
Maximum	105%	101.4%	150%

For 2020, with respect to the Adjusted EBITDA and Revenue portion of the short-term incentive, our executive team achieved 60% payout based on the Pre-COVID STI Financial Goals and 139% payout based on the Updated STI Financial Goals based on the performance results below:

($MM)	ORIGINAL TARGET	REVISED TARGET	ACTUAL RESULT(1)
Adjusted EBITDA	$1,545	$1,413	$1,468
Revenue	$4,425	$4,019	$4,199
Achievement Based on Actual Results	~60%	~139%

(1)	Results are based on constant currency.

FINANCIAL PERFORMANCE—AFFO PER SHARE

Actual payout of our short-term incentive opportunity tied to AFFO per share was determined based on the Updated STI Financial Goals, which reflect the impact of the COVID-19 pandemic on the Company’s financial performance and management’s actions to minimize that impact of the COVID-19 pandemic and keep employees safe.

2021 PROXY STATEMENT	57

EXECUTIVE COMPENSATION

The design of the short-term incentive compensation plan seeks first to ensure achievement of AFFO per share targets and then to reward overachievement if AFFO per share exceeds target levels. The Compensation Committee selected the minimum threshold level required for payout of this component to ensure that AFFO per share was sufficient relative to the dividend and capital investment requirements in the annual budget. The Compensation Committee selected a maximum payout of 150% of target and structured this component such that maximum payout was achieved only if AFFO per share exceeded levels that the Compensation Committee considered exceptional, based on the objectives of the annual operating plan and recent Company performance.

	ORIGINAL TARGET	REVISED TARGET	ACTUAL RESULT(1)
AFFO Per Share(1)	$3.27	$2.84	$3.09
Achievement Based on Actual Results	0%	150%

(1)	Results are based on constant currency.

For 2020, with respect to the AFFO matrix portion of the short-term incentive, our executive team achieved 0% payout based on the Pre-COVID STI Financial Goals and 150% payout based on the Updated STI Financial Goals.

STRATEGIC OBJECTIVES

The table below describes the specific key measures established in 2020 for each of the three strategic objectives on which 30% of the overall short-term incentive target bonus is based. The Compensation Committee selected the key measures described in the table below as the most important growth drivers that contribute towards achieving the objectives of our long-term strategy. In establishing the payout scales for each of the goals, the Compensation Committee considered growth, risk of achievement, strategic value, forecast uncertainty for early-stage products, and probability of attainment. The strategic objectives were not adjusted as a result of the COVID-19 pandemic. Overall, despite the operational challenges caused by the COVID-19 pandemic, the Company achieved 87% of the specific strategic objectives targeted for 2020 based on the strategic objective results below:

(1)	Payout achievement represents the percentage of the target payout earned based on the level of the Company’s achievement of performance measures.

58

EXECUTIVE COMPENSATION

Over a five-year period, Iron Mountain’s corporate performance payout on short-term incentives has ranged between 77% and 101%.

►	5-YEAR SHORT-TERM CORPORATE PERFORMANCE PAYOUT

2020 INDIVIDUAL MODIFIERS

The Board (for the CEO) and the Compensation Committee (for the other members of the executive team) have the ability to apply individual modifiers to adjust the short-term incentive of each executive member. The Board and the Compensation Committee make individual modifier adjustments based on a review of objectives and performance with respect to key initiatives within the control of each executive team member.

In 2020, the Board (for Mr. Meaney) and the Compensation Committee (for all others) determined that the following NEOs should have their bonus adjusted based on individual performance. In order to be fully aligned with corporate results Mr. Meaney’s short-term incentive was not modified and reflects the 85% cap on corporate measures. Individual modifiers for the other NEOs reflect performance under adverse circumstances. However, the Compensation Committee decided that no NEO would receive an incentive payout above 100% of target, which placed a cap on individual modifiers. As a result, the Compensation Committee approved the following individual modifiers:

NAMED	INDIVIDUAL
EXECUTIVE OFFICER	MODIFIER
William L. Meaney	0	%(1)
Barry Hytinen	14%
Ernest Cloutier	10%
Deirdre Evens	14%
John Tomovcsik	14%

(1)	Short-term incentive compensation payout is aligned with corporate measure payout of 85%.

2021 PROXY STATEMENT	59

EXECUTIVE COMPENSATION

PAYOUTS OF SHORT-TERM INCENTIVE COMPENSATION

After applying the Updated STI Financial Goals, including the 2020 Caps, and the individual modifiers, our NEOs earned 95.4% of target short-term incentive opportunity, on average. The following table sets forth information relating to the payouts of short-term cash incentive compensation to our NEOs during the year ended December 31, 2020.

		2020 TARGET OPPORTUNITY		2020 END-OF-YEAR PERFORMANCE AND PAYOUT
NAMED EXECUTIVE OFFICER	2020 SALARY ($)	(%)	($)	CORPORATE STI PAYOUT (% OF TARGET)	INDIVIDUAL MODIFIER (%)	FINAL STI PAYOUT (% OF TARGET)	PAYOUT ($)
William L. Meaney	$1,200,000	175%	$2,100,000	85%	0%	85%	$1,785,000
Barry Hytinen(1)	$725,000	110%	$797,500	85%	14%	99%	$790,000
Ernest Cloutier	$575,000	110%	$632,500	85%	10%	95%	$601,000
Deirdre Evens	$525,000	80%	$420,000	85%	14%	99%	$416,000
John Tomovcsik	$525,000	80%	$420,000	85%	14%	99%	$416,000
Average						95.4%

(1)	In connection with Mr. Hytinen’s appointment to Executive Vice President, Chief Financial Officer in January 2020, Mr. Hytinen received an additional signing bonus of $1,000,000 to replace forfeited compensation from his former employer. This amount is excluded from the above table.

LONG-TERM INCENTIVE COMPENSATION

LONG-TERM INCENTIVE (LTI) PROGRAM DESIGN

Our LTI program rewards the achievement of certain growth objectives that are linked to our long-term strategy and includes a portfolio of equity awards described in the table below.

LONG-TERM INCENTIVE COMPONENT	DESCRIPTION	PURPOSE
PUs

▲   Three-year cliff vesting based on performance of the following:

▲   ROIC: Funding is subject to meeting a minimum level of ROIC in the third year of the performance period.

▲   Total Revenue and New Product Exit Rate (75%): Revenue performance is measured based on total revenue performance per year averaged over the three-year performance period. New product exit rate is a modifier that is measured based on the revenue exit rate of new products in the last quarter of the three-year performance period.

▲   Relative TSR (25%): TSR performance relative to the MSCI US REIT Index over the three-year performance period.

▲   Ensures alignment to long-term stockholder value creation

▲   Rewards top-line growth and capital efficiency

▲   Rewards the continued shift in revenue mix by developing new product revenue streams

▲   Rewards TSR performance relative to a key REIT stock market index

Stock Options	▲ Exercise price is equal to fair value on the date of grant ▲ Vest ratably over three years and have a 10-year term	▲ Rewards price appreciation ▲ Provides long-term horizon to minimize possible short-term fluctuations
RSUs	▲ Vest ratably over three years	▲ Provides retention and helps build stock ownership ensuring strong alignment with stockholders

60

EXECUTIVE COMPENSATION

Our long-term incentive program provides a mix of long-term incentive components for our executive team, including our NEOs, which ensures a majority of the long-term incentive opportunity is performance-based. In February 2020 we modified our long-term incentive mix for NEOs (other than our CEO) to no longer include stock options. We continue to grant stock options to our CEO to ensure a long-term orientation towards bringing value to our stockholders. Our long-term incentive program’s mix of incentive components for 2020 was:

The Compensation Committee has imposed vesting and other conditions on awards of Common Stock or grants of options or other long-term equity vehicles, such as PUs and RSUs, because it believes that time-based and performance-based vesting encourages recipients to build stockholder value over a long period of time.

2020 LONG-TERM INCENTIVE AWARDS

The Compensation Committee considers equity grants for our executives in the first quarter of each year. The Compensation Committee makes determinations about the amount and the type of equity incentives to award to each executive based on a number of factors, including:

▲	CEO recommendations (for incentive awards granted to executives other than the CEO);
▲	Amount and terms of equity incentives granted in the market benchmark data;
▲	Amount and type of equity incentives previously granted to such executive;
▲	Value of and the complexity of the duties performed by such executive at the time of consideration and as anticipated in the future;
▲	Such executive’s performance rating as determined by our internal performance review process; and
▲	The total and average grant values for members of such executive’s internal peer group.

2021 PROXY STATEMENT	61

EXECUTIVE COMPENSATION

In the first quarter of 2020, the Compensation Committee approved a potential economic value for annual long-term equity grants for each of our executives. The grants were made before the onset of the COVID-19 pandemic and, despite the operational challenges and economic uncertainty, the Compensation Committee determined that the performance goals established prior to the onset of the COVID-19 pandemic for all our long-term equity grants should not be modified or adjusted. The table below outlines the potential economic value of the long-term equity incentive awards approved in 2020 by the Compensation Committee for each NEO.:

NAME	TARGET PUs(1)	RSUs	STOCK OPTIONS	TOTAL
William L. Meaney(2)	$5,087,500	$2,775,000	$1,387,500	$9,250,000
Barry Hytinen(3)	$935,000	$765,000	$—	$1,700,000
Ernest Cloutier(4)	$825,000	$675,000	$—	$1,500,000
Deirdre Evens(5)	$550,000	$450,000	$—	$1,000,000
John Tomovcsik(5)	$550,000	$450,000	$—	$1,000,000

(1)	For the TSR-Based PUs, the fair value reflects a Monte Carlo simulation due to the nature of the award. As a result, the grant date fair values reported in the “Grants of Plan Based Awards” table differ from the values shown in the columns above.
(2)	Mr. Meaney’s long-term equity awards in 2020 had a value of $9,250,000 (an increase of $1,000,000 as compared to 2019). The value of Mr. Meaney’s long-term equity grant reflects his performance and positioning relative to relevant market benchmarks and the objective to deliver the majority of Mr. Meaney’s compensation through long-term incentive opportunities. The value of Mr. Meaney’s long-term equity grant in 2020 was larger compared to our other NEOs in order to place a greater portion of his compensation on the long-term success of the Company and strengthen the alignment of his interests with those of our stockholders.
(3)	In connection with Mr. Hytinen’s appointment as Executive Vice President, Chief Financial Officer in January 2020, the Compensation Committee approved a long-term incentive award in the amount of $1,700,000, which the Compensation Committee structured consistent with long-term equity grants received by other NEOs. In addition, the Compensation Committee approved an equity award of $2,500,000 for Mr. Hytinen to replace forfeited compensation from his former employer. This amount is excluded from the above table.
(4)	Mr. Cloutier’s 2020 long-term incentive awards had a value of $1,500,000 (an increase of $600,000 as compared to 2019). The increase in value was due to his performance and positioning relative to relevant market benchmarks.
(5)	Mr. Tomovcsik’s and Ms. Evens’s 2020 long-term incentive awards each had a value of $1,000,000 (an increase of $250,000 as compared to 2019). The increase in value was due to their respective performance and positioning relative to relevant market benchmarks.

PERFORMANCE UNITS

PUs are granted annually and have three-year cliff vesting based on performance measures from the 2014 Plan as reviewed and approved by the Compensation Committee. If the PUs are earned, they vest on the third anniversary of the grant date and settle in shares of Common Stock. PUs accrue dividend equivalents in cash, or, in the case of stock dividends, additional PUs, and the dividend equivalents are payable when and if PUs vest and reflect only dividend equivalents attributable to shares earned.

A portion of the 2020 long-term awards granted to the executives were awarded as PUs that can be earned based on operational and relative TSR performance:

62

EXECUTIVE COMPENSATION

OPERATIONAL PERFORMANCE

The Company’s operational performance is measured against a multiple-year ROIC hurdle, average total revenue for each year over the performance period, and a modifier related to new product revenue performance.

PERFORMANCE PERIOD
	YEAR 1	YEAR 2	YEAR 3	PAYOUT
Revenue	Goals set and performance measured annually during the three-year performance period			Average of 3 annual performance measurements.
Product Revenue Exit Rate				Modifies total revenue payout by up to +25%. Calculated based on the revenue exit rate of products in the last quarter of the three-year performance period.
ROIC Hurdle				Year 3 goal that must be met to payout any operational measures.

Payout for Operational PUs awarded in 2020 will only be made if the Company’s actual 2022 ROIC performance, the third year of the performance period, exceeds the target set at the beginning of the performance period.

The total revenue payout will be determined on the revenue performance for each year averaged at the end of the three-year performance period. Revenue goals are set and performance is measured each year. Goal levels depend on prior year revenue performance and future performance expectations.

PERFORMANCE LEVEL	ACTUAL PERFORMANCE AS A % OF TARGET	PAYOUT AS A % OF TARGET(1)
Threshold	95%	50%
Target	100%	100%
Maximum	105%	200%

(1)	Results are interpolated between performance levels above.

In addition, the PUs granted in 2020 (“2020 PUs”) have a payout modifier that rewards for significant achievements related to the development of new product revenue streams. The modifier can add up to 25% on top of the overall Operational PU payout based on the fourth quarter 2022 revenue exit rate of new revenue streams that may or may not exist today. The products defined in the 2020 PUs and subject to the product revenue exit rate modifier include Global Digital Solutions and Consumer, as well as other new products that may be added in the performance period that are not included in the Company’s budget and are approved by the Compensation Committee.

RELATIVE TSR PERFORMANCE

The Company’s relative TSR performance during the three-year period beginning in 2020 is measured relative to the MSCI US REIT Index. The payout will be determined at the end of the three-year performance period, based on the table below, by comparing the Company’s TSR for that period to the TSR of the companies in the MSCI US REIT Index over the same period.

TSR PERCENTILE RANK(1)	PAYOUT AS A % OF TARGET
30th Percentile	50%
50th Percentile	100%
75th Percentile	150	%(2)
90th Percentile	200	%(2)

(1)	Results are interpolated between percentiles.
(2)	Regardless of the TSR percentile rank, if the Company’s absolute TSR is negative, the payout percentage will not exceed 100%.

2021 PROXY STATEMENT	63

EXECUTIVE COMPENSATION

2020 AWARDS

The target number of equity awards granted to our NEOs in 2020 is set forth below:

NAMED EXECUTIVE OFFICER	TOTAL TARGET PUs GRANTED	TOTAL RSUs GRANTED	TOTAL STOCK OPTIONS GRANTED
William L. Meaney	151,979	82,898	589,993
Barry Hytinen(1)	27,662	22,633	–
Ernest Cloutier	24,408	19,970	–
Deirdre Evens	16,272	13,313	–
John Tomovcsik	16,272	13,313	–

(1)	In connection with Mr. Hytinen’s appointment as Executive Vice President, Chief Financial Officer in January 2020, Mr. Hytinen was granted 82,208 RSUs to replace forfeited compensation from his former employer. This amount is excluded from the above table.

OTHER COMPENSATION

In addition to the TDC elements described above, our U.S.-based executive officers participate in the retirement and welfare benefits generally available to our full-time employees, such as medical, dental, life insurance, 401(k) Plan, the 2013 ESPP and other fringe benefits.

Our U.S. based NEOs are eligible for certain executive benefits, including a voluntary executive deferred compensation program, an executive physical and limited perquisites, which are included in the “All Other Compensation” column and related footnote in the “Summary Compensation Table and Executive Deferred Compensation” sections of the Compensation Tables section of this Proxy Statement.

Mr. Cloutier receives additional benefits related to his temporary expatriate assignment in Switzerland as more fully discussed under the “Employment Agreements–Ernest Cloutier” section of the Compensation Tables section of this Proxy Statement. Mr. Cloutier is also eligible for most U.S.-based benefits excluding medical, dental and the executive deferred compensation program.

64

EXECUTIVE COMPENSATION

PREVIOUSLY GRANTED PUs THAT VESTED IN 2021

In 2018, then-current members of our executive team received awards of PUs based on TSR and financial performance, and these awards vested in 2021 (the “2018 PU Awards”). The TSR-Based PU payout was based on the Company’s TSR during the three-year period from 2018 through 2020 measured relative to the MSCI US REIT Index. The Operational PU payout was based on the Company’s performance against total revenue and Adjusted EBITDA objectives measured at the conclusion of the three-year performance period ended December 31, 2020, subject to meeting a minimum level of ROIC. The overall payout for the 2018 PU Awards was 21.9% of target.

TSR-BASED PU RESULTS

Following the completion of the performance period for the 2018 PU Awards, the Compensation Committee determined that award recipients had earned 87.6% of target for the 2018 TSR-Based PUs based on the Company’s cumulative TSR of -3.9% during the period, which represented the 45th percentile of the MSCI US REIT Index.

The table below sets forth the payouts as a percent of target based on performance of the TSR-based PUs that vested in 2021:

IRM TSR VS. MSCI US REIT INDEX	PAYOUT AS A % OF TARGET(1)	ACTUAL MSCI US REIT INDEX CUMULATIVE TSR
90th percentile or more	200%	47.9%
75th percentile	150%	29.9%
50th percentile	100%	0.4%
30th percentile	50%	-22.6%
Below 30th percentile	0%	<-22.6%

(1)	Results are interpolated between percentiles. Regardless of the TSR percentile rank, if the Company’s absolute TSR is negative, the payout percentage will not exceed 100%.

OPERATIONAL PU RESULTS

Following the completion of the performance period for the 2018 PU Awards, the Compensation Committee determined that the Company exceeded the minimum ROIC of 10.0%. The actual three-year enterprise revenue was 92.5% of the target established by the Compensation Committee. As a result, 0% of the target Operational PU payout was earned.

(1)	Results are based on constant currency.

2021 PROXY STATEMENT	65

EXECUTIVE COMPENSATION

TARGET & EARNED PU RESULTS

The table below sets forth the target and the shares earned for the 2018 PU Awards:

NAMED EXECUTIVE OFFICER	TOTAL TARGET PUS	EARNED TSR-BASED PUS	EARNED OPERATIONAL PUS	TOTAL EARNED PUS
William L. Meaney	134,564	29,469	–	29,469
Barry Hytinen(1)	N/A	N/A	N/A	N/A
Ernest Cloutier	12,233	2,679	–	2,679
Deirdre Evens	11,417	2,500	–	2,500
John Tomovcsik	11,417	2,500	–	2,500

(1)	Barry Hytinen was not a Company employee when the 2018 PUs were granted.

Historically, Iron Mountain’s PUs have paid out below target.

5-YEAR PERFORMANCE UNIT ACHIEVEMENT

TAX CONSIDERATIONS

Section 162(m) of the Code previously generally disallowed a federal income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the principal executive officer (in our case, the CEO) and certain other executive officers, to the extent that this compensation was not “performance-based” within the meaning of Section 162(m) of the Code. The Iron Mountain Incorporated 2002 Stock Incentive Plan (the “2002 Plan”) and the 2014 Plan were generally designed such that compensation arising on the exercise of options satisfied the then-effective performance-based exemption. The 2002 Plan and the 2014 Plan also provide for the issuance of additional performance-based equity and cash awards, which may have qualified for the performance-based exemption. Each of our plans, however, also authorized (and continue to authorize) the Compensation Committee to grant compensation that is partially or wholly nondeductible.

The Compensation Committee’s general policy had been to utilize the performance-based exception under Section 162(m) of the Code to structure our compensation arrangements to maximize deductions for federal income tax purposes. The Tax Cuts and Jobs Act of 2017 (“TCJA”) modified the group of individuals to whom payment of compensation in excess of $1,000,000 is not deductible to generally include the principal executive officer, the principal financial officer and the three other most highly compensated executive officers, and provided that each person covered by Section 162(m) of the Code for a particular year after 2016 will remain subject to this limit in subsequent years, even if not included in that group for the year. It also eliminated the performance-based exemption from Section 162(m) of the Code. As a result, it is expected that certain of our compensation arrangements will result in non-deductible compensation when the total exceeds $1,000,000, except certain historical awards that meet transition rules for continued deductibility under the TCJA.

66

EXECUTIVE COMPENSATION

CHANGES TO 2021 COMPENSATION PROGRAM

2021 PERFORMANCE TARGETS

The Compensation Committee established the 2021 performance targets for both short-term and long-term incentive awards based on a range of considerations, which continues to factor in the uncertainty relating to the ongoing effects of the COVID-19 pandemic on our business operations and financial performance. The Compensation Committee, however, maintained its approach of identifying challenging yet attainable goals with competitive payouts in order to motivate employee performance.

2021 SHORT-TERM INCENTIVE DESIGN

There were no changes made to the short-term incentive program design for 2021.

2021 LONG-TERM INCENTIVE DESIGN

The Compensation Committee reviewed the equity award vehicles offered to our equity award participants. As a part of this review, the Compensation Committee noted that the Company’s five-year TSR performance against the MSCI US REIT Index benchmark was at the 66th percentile versus index constituents, but PU payouts have only reflected a five-year average PU payout of 56% despite strong relative TSR performance.

Following this review, in order to retain, motivate and incentivize management to continue to support the Company’s growth, the Compensation Committee approved the below changes to the award composition for our 2021 long-term incentive program (with an expectation to return to prior practices in 2022):

The award composition for our NEOs (other than the CEO) in 2021 will be approximately 45% PUs and 55% RSUs, reflecting an increase to the RSU grant. This grant has the normal company annualized 3-year vesting and will further incentivize shareholder value over the vesting period.

For the CEO, the percentage of performance-based equity will increase as a result of the one-time PU award noted below. Further, the CEO will continue to be the only equity participant to receive stock options, as stock options are an incentive vehicle that are aligned with creating long-term stockholder value because they have a 10-year term, whereas PUs and RSUs have three-year performance/ vesting periods. For 2021, the Compensation Committee increased the mix of performance-based equity for the CEO, resulting in 66% PUs, 23% RSUs and 11% stock options and ensuring strong long-term alignment with stockholders.

2021 PROXY STATEMENT	67

EXECUTIVE COMPENSATION

CEO PAY OPPORTUNITY

In connection with its annual compensation program review, the Board determined to not make any changes to the core elements of Mr. Meaney’s annual pay opportunity for 2021. Based on the CEO’s performance and the Board’s desire to retain him and motivate continued strong performance despite the low average payout over the last five years, the Board approved a special, one-time PU grant to Mr. Meaney that will vest based on the achievement of Company performance targets (see below).

ELEMENT	2021 PAY OPPORTUNITY	CONSIDERATIONS
Base Salary	Maintained annual base salary at $1,200,000	Salary is appropriately positioned versus market; an increase was made last year before the onset of the COVID-19 pandemic
Annual Bonus	Maintained target bonus at 175% of base salary	Target bonus is appropriately positioned versus market; an increase was made last year before the onset of the COVID-19 pandemic
Long-Term Incentives	Maintained economic value of long-term incentive awards at $9,250,000 A one-time PU grant of $2,800,000

   No change to core LTI opportunity of $9.25M

   One-time performance-based award

   100% of the special one-time grant was made in performance equity which is tied to the Company’s performance over the next three years based on operating performance on revenue, new product revenue, a minimum ROIC hurdle and relative TSR performance versus vs. MSCI US REIT index (similar metrics, design and weightings as 2020 and 2021 PU program)

   This results in an increased mix of performance-based equity and corresponds to 66% PUs, 23% RSUs and 11% stock options ensuring strong long-term alignment with shareholders

COMPENSATION COMMITTEE REPORT ON COMPENSATION DISCUSSION AND ANALYSIS

We, the members of the Compensation Committee of the Board of the Company, have reviewed and discussed the Compensation Discussion and Analysis with the Company’s management. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

COMPENSATION COMMITTEE

Pamela M. Arway, Chair

Paul Deninger
Monte Ford
Per Kristian Halvorsen
Robin Matlock
Doyle Simons

68

EXECUTIVE COMPENSATION

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table provides certain information concerning compensation earned by our NEOs during the years ended December 31, 2018, 2019, and 2020. As required by SEC rules, the table includes:

Each person who served as our CEO or chief financial officer at any time during 2020; and
The three other most highly compensated persons serving as executive officers at year-end

SUMMARY COMPENSATION TABLE FOR 2018, 2019 AND 2020

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	BONUS ($)(2)	STOCK AWARDS ($)(3)(4)	OPTION AWARDS ($)(4)(5)	NON–EQUITY INCENTIVE PLAN COMPENSATION ($)(6)	ALL OTHER COMPENSATION ($)(7)	TOTAL ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
William L. Meaney(8) President and Chief Executive Officer	2020	$1,175,474	$–	$7,878,144	$1,387,499	$1,785,000	$55,492	$12,281,609
	2019	$1,097,657	$–	$7,057,856	$1,237,537	$1,439,000	$56,899	$10,888,949
	2018	$1,083,077	$–	$7,001,041	$1,237,384	$1,910,700	$55,070	$11,287,272
Barry Hytinen Executive Vice President and Chief Financial Officer	2020	$705,482	$1,000,000	$4,231,990	$–	$790,000	$349,247	$7,076,719
Ernest Cloutier Executive Vice President and General Manager, Global Records and Information Management	2020	$557,695	$–	$1,528,277	$–	$601,000	$1,294,924	$3,981,896
	2019	$495,192	$–	$769,898	$135,002	$414,900	$1,782,123	$3,597,115
	2018	$475,000	$–	$636,437	$112,487	$487,730	$1,081,469	$2,793,123
Deirdre Evens Executive Vice President and General Manager, Records and Information Management	2020	$513,464	$–	$1,018,840	$–	$416,000	$15,011	$1,963,315
John Tomovcsik Executive Vice President and Chief Operating Officer	2020	$513,464	$–	$1,018,840	$–	$416,000	$7,923	$1,956,227
	2019	$470,193	$–	$727,115	$127,501	$323,190	$47,265	$1,695,264

(1)	Total reported reflects salary earned during the fiscal year, adjusted for changes in salary rates, where applicable.
(2)	The amount reported in the “Bonus” column represents a signing bonus provided to Mr. Hytinen in connection with his appointment to Executive Vice President, Chief Financial Officer in January 2020.
(3)	The amounts reported in the “Stock Awards” column present the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s Consolidated Financial Statements included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2018, 2019 and 2020. These amounts were not paid to or realized by the NEO in the year indicated. The grant date fair values of PUs included in this column are calculated assuming target level attainment of each applicable performance goal, except for the TSR-Based PU awards. The TSR-Based PU awards include a market-based performance condition and the fair value reflects the expected value of the award determined under a Monte Carlo simulation. The table below illustrates the RSU value, the expected value of PUs and the value if each recipient were to achieve the applicable maximum payout for all PUs. All values are determined as of the grant date.

2021 PROXY STATEMENT	69

EXECUTIVE COMPENSATION

2020 AWARDS

	COMPONENTS OF STOCK AWARDS		ADDITIONAL INFORMATION
NAME	RSU VALUE ($)	PU VALUE - EXPECTED ($)	PU VALUE - MAXIMUM ($)
William L. Meaney	2,774,986	5,103,158	11,175,916
Barry Hytinen	3,264,940	967,050	2,117,840
Ernest Cloutier	674,986	853,291	1,868,707
Deirdre Evens	449,979	568,861	1,245,806
John Tomovcsik	449,979	568,861	1,245,806

2019 AWARDS

	COMPONENTS OF STOCK AWARDS		ADDITIONAL INFORMATION
NAME	RSU VALUE ($)	PU VALUE - EXPECTED ($)	PU VALUE - MAXIMUM ($)
William L. Meaney	2,474,967	4,582,889	10,036,527
Ernest Cloutier	269,972	499,926	1,094,838
John Tomovcsik	254,969	472,146	1,034,000

2018 AWARDS

	COMPONENTS OF STOCK AWARDS		ADDITIONAL INFORMATION
NAME	RSU VALUE ($)	PU VALUE - EXPECTED ($)	PU VALUE - MAXIMUM ($)
William L. Meaney	2,474,981	4,526,060	9,052,120
Ernest Cloutier	224,980	411,457	822,914

(4)	For a list of 2020 stock and option awards, see the “Grants of Plan-Based Awards” table below.
(5)	The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted in the year indicated computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s Consolidated Financial Statements included in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2018, 2019 and 2020. These amounts were not paid out or realized in the year indicated.
(6)	The amounts reported in the “Non-Equity Incentive Plan Compensation” column reflect amounts paid to our NEOs under our non-equity incentive compensation plans based on the achievement of selected performance targets earned in the specified year and paid in the following year. Non-equity incentive compensation awards are calculated based on the applicable NEO’s base salary earnings before any deductions or deferrals, such as 401(k) contributions or deferred compensation plan contributions. Details regarding the calculation of these payments are included in the “Compensation Discussion and Analysis” section of this Proxy Statement.
(7)	The amounts reported in the “All Other Compensation” column include 401(k) Plan Company match, income on premiums paid with respect to group term life insurance and parking fees paid.

With respect to Mr. Meaney, the amounts reported in the “All Other Compensation” column include payment for medical insurance in Switzerland. Also, during the years 2018-2020, Mr. Meaney’s spouse occasionally accompanied him on business related travel on private aircraft. There were no incremental costs associated with spousal travel on the Company’s aircraft during the years 2018-2020. The “Swiss Benefits” have been converted to U.S. dollars using the average exchange rate for each year (1 Swiss Franc to $1.0661 for 2020, 1 Swiss Franc to $1.0083 for 2019, and 1 Swiss Franc to $1.0228 for 2018; collectively, “the Swiss Exchange Rates”).

70

EXECUTIVE COMPENSATION

With respect to Mr. Cloutier, the amounts reported in the “All Other Compensation” column include costs of his assignment related benefits while in Switzerland and associated estimated tax equalization payments for tax liabilities during the years 2018-2020, all in connection with his appointment as Executive Vice President & GM, International in 2017 and in accordance with the Cloutier Letter (as defined below). As part of Mr. Cloutier’s tax equalization benefits, the Company makes payments to various tax authorities such that Mr. Cloutier’s tax liability is substantially the same as it would have been had he remained in the United States and not received any assignment-related benefits.

The charts below set forth a more detailed breakdown of “All Other Compensation” for 2020.

	WILLIAM L. MEANEY	BARRY HYTINEN	ERNIE CLOUTIER	DEIRDRE EVENS	JOHN TOMOVCSIK
401(k) Match	$8,550	$8,550	$8,550	$8,550	$7,702
Life Insurance	$221	$221	$221	$221	$221
Parking	$7,800	$6,240	$–	$6,240	$–
Relocation Costs	$–	$329,480	$–	$–	$–
Legal Fees Paid by the Company	$–	$4,756	$–	$–	$–
Swiss Benefits	$10,439	$–	$–	$–	$–
Swiss Medical Insurance	$28,482	$–	$–	$–	$–
International Assignment Costs(9)	$–	$–	$1,286,153	$–	$–
Total	$55,492	$349,247	$1,294,924	$15,011	$7,923

(8)	Mr. Meaney’s salary for each of 2018-2020 includes 100,000 Swiss Francs paid in accordance with the Swiss Employment Agreement, converted to U.S. dollars using the Swiss Exchange Rates.
(9)	Includes the following expatriate benefits in connection with Mr. Cloutier’s assignment in Switzerland: $746,794 in tax equalization amounts, $185,593 in tuition expenses, $155,034 in company-paid housing-related expenses, a $96,487 cost of living adjustment, $29,891 for medical insurance, $26,785 for home leave for Mr. Cloutier and his family, $23,314 for car allowance and insurance and $22,255 for miscellaneous expenses related to his assignments (such as tax preparation, language training, immigration expenses, and other expenses). Values converted to U.S. dollars using the average exchange rate for each year (1 Swiss Franc to $1.0661 for fiscal year 2020).

2021 PROXY STATEMENT	71

EXECUTIVE COMPENSATION

GRANTS OF PLAN-BASED AWARDS FOR 2020

The following table sets forth certain information concerning the grants of plan-based awards to our NEOs during the year ended December 31, 2020. For a description of these awards, see the “Compensation Discussion and Analysis — 2020 Compensation of Named Executive Officers — Long-Term Incentive Compensation” section of this Proxy Statement.

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING	EXERCISE OR BASE PRICE OF OPTION	CLOSING MARKET PRICE ON THE DATE	GRANT DATE FAIR VALUE OF STOCK AND OPTION
NAMED EXECUTIVE OFFICER	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	OR UNITS (#)(3)	OPTIONS (#)(4)	AWARDS ($/SH)	OF GRANT ($)	AWARDS ($)
William L. Meaney	N/A	$–	$2,100,000	$3,622,500	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2/19/2020	N/A	N/A	N/A	–	140,347	307,360	76,553	523,773	$33.80	N/A	$8,624,969
	3/9/2020	N/A	N/A	N/A	N/A	11,632	25,474	6,345	66,220	$29.55	N/A	$640,674
Barry Hytinen	N/A	$–	$797,500	$1,375,688	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	1/2/2020	N/A	N/A	N/A	N/A	N/A	N/A	82,208	N/A	N/A	N/A	$2,499,945
	2/19/2020	N/A	N/A	N/A	–	27,662	60,580	22,633	N/A	N/A	N/A	$1,732,045
Ernest Cloutier	N/A	$–	$632,500	$1,091,063	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2/19/2020	N/A	N/A	N/A	–	24,408	53,454	19,970	N/A	N/A	N/A	$1,528,277
Deidre Evens	N/A	$–	$420,000	$724,500	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2/19/2020	N/A	N/A	N/A	–	16,272	35,636	13,313	N/A	N/A	N/A	$1,018,840
John Tomovcsik	N/A	$–	$420,000	$724,500	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2/19/2020	N/A	N/A	N/A	–	16,272	35,636	13,313	N/A	N/A	N/A	$1,018,840

(1)	The amounts reported in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column, sub-column “Threshold” and sub-column “Maximum,” reflect the minimum and maximum payment level of short-term incentive compensation for each of our NEOs, which is zero and 172.5% of target, respectively. In the fourth quarter of 2020, the Compensation Committee capped the maximum payout level of the corporate component at 85% of target. The specific components of our non-equity incentive plans, and the revisions made to certain financial performance goals we made as a result of the COVID-19 pandemic, are described under the “2020 Compensation of Named Executive Officers — Short-Term Performance-Based Incentive Compensation” heading in the Compensation Discussion and Analysis section of this Proxy Statement. Non-equity incentive plan awards actually paid by the Company for services rendered in 2020 are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
(2)	The amounts reported in “Estimated Future Payouts Under Equity Incentive Plan Awards” column, sub-column “Maximum,” reflect that the PUs awarded in 2020 provide the potential to earn up to 219% of target, as described under the “2020 Compensation of Named Executive Officers — Long-Term Incentive Compensation” heading in the Compensation Discussion and Analysis section of this Proxy Statement.
(3)	Each RSU award was granted under the 2014 Plan, and each RSU award vests in three substantially equal annual installments beginning on the first anniversary of the grant date. Each RSU award is settled in shares of Common Stock on each vesting date.
(4)	Each stock option award was granted under the 2014 Plan, and each stock option award vests in three substantially equal annual installments beginning on the first anniversary of the grant date.

72

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END FOR 2020

The following table sets forth certain information with respect to outstanding equity awards held by our NEOs at December 31, 2020. The market value amounts reported in the Stock Awards columns heading were determined using the closing price per share of Common Stock on the NYSE on December 31, 2020 of $29.48.

	OPTION AWARDS					STOCK AWARDS
NAMED EXECUTIVE OFFICER	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS: EXERCISABLE (#)(1)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS: UNEXERCISABLE (#)(1)		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED UNITS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET VALUE OF UNEARNED UNITS THAT HAVE NOT VESTED ($)
William L. Meaney	10,002	—		$29.99	1/7/2023	24,515	(5)	$722,702	134,564	(9)	$3,966,947
	273,184	—		$31.00	2/13/2024	46,192	(6)	$1,361,740	127,029	(10)	$3,744,815
	349,247	—		$48.54	2/19/2025	76,553	(7)	$2,256,782	140,347	(11)	$4,137,430
	829,506	—		$36.59	2/18/2026	6,345	(8)	$187,051	11,632	(12)	$342,911
	461,696	—		$37.00	2/16/2027
	227,923	114,305	(1)	$33.72	2/15/2028
	115,098	230,197	(2)	$35.72	2/20/2029
	—	523,773	(3)	$33.80	2/19/2030
	—	66,220	(4)	$29.55	3/9/2030
Barry Hytinen						49,325	(13)	$1,454,101	27,662	(11)	$815,476
						32,883	(14)	$969,391
						22,633	(7)	$667,221
Ernest Cloutier	24,965	—		$38.83	2/19/2025	2,229	(5)	$65,711	12,233	(9)	$360,629
	34,199	—		$37.00	2/16/2027	5,039	(6)	$148,550	13,857	(10)	$408,504
	20,719	10,392	(1)	$33.72	2/15/2028	19,970	(7)	$588,716	24,408	(11)	$719,548
	12,556	25,112	(2)	$35.72	2/20/2029
Deidre Evens	32,087	—		$31.36	7/21/2025	2,080	(5)	$61,318	11,417	(9)	$336,573
	39,441	—		$29.27	2/18/2026	4,759	(6)	$140,295	13,087	(10)	$385,805
	29,639	—		$37.00	2/16/2027	13,313	(7)	$392,467	16,272	(11)	$479,699
	19,338	9,699	(1)	$33.72	2/15/2028
	11,858	23,717	(2)	$35.72	2/20/2029
John Tomovcsik	24,965	—		$38.83	2/19/2025	2,080	(5)	$61,318	11,417	(9)	$336,573
	46,014	—		$29.27	2/18/2026	4,759	(6)	$140,295	13,087	(10)	$385,805
	31,919	—		$37.00	2/16/2027	13,313	(7)	$392,467	16,272	(11)	$479,699
	19,338	9,699	(1)	$33.72	2/15/2028
	11,858	23,717	(2)	$35.72	2/20/2029

(1)	Options vested on February 15, 2021.
(2)	Options vest in two substantially equal installments on February 20, 2021 and February 20, 2022.
(3)	Options vest in three substantially equal installments on February 19, 2021, February 19, 2022 and February 19, 2023.
(4)	Options vest in three substantially equal installments on March 9, 2021, March 9, 2022 and March 9, 2023.
(5)	RSUs vested on February 15, 2021.
(6)	RSUs vest in two substantially equal installments on February 20, 2021 and February 20, 2022.
(7)	RSUs vest in three substantially equal installments on February 19, 2021, February 19, 2022 and February 19, 2023.
(8)	RSUs vest in three substantially equal installments on March 9, 2021, March 9, 2022 and March 9, 2023.
(9)	The number of PUs based on Revenue, Adjusted EBITDA & ROIC awarded in 2018 included in the table reflects target performance. After the end of the 2020 fiscal year, the Company’s performance was determined resulting in an overall payout of 21.9% of target. The actual earned PUs vested in one installment on February 24, 2021.
(10)	The number of PUs based on Revenue, new product exit rate & ROIC awarded in 2019 included in the table reflects target performance. The Company’s performance will be determined at the end of 2021. The number of TSR-Based PUs awarded in 2019 included in the table reflects target performance. Final TSR performance will be determined at the end of 2021. Earned PUs, if any, will vest in one installment on February 20, 2022.
(11)	The number of PUs based on Revenue, new product exit rate & ROIC awarded in 2020 included in the table reflects target performance. The Company’s performance will be determined at the end of 2022. The number of TSR-Based PUs awarded in 2020 included in the table reflects target performance. Final TSR performance will be determined at the end of 2022. Earned PUs, if any, will vest in one installment on February 19, 2023.
(12)	The number of PUs based on Revenue, new product exit rate & ROIC awarded in 2020 included in the table reflects target performance. The Company’s performance will be determined at the end of 2022. The number of TSR-Based PUs awarded in 2020 included in the table reflects target performance. Final TSR performance will be determined at the end of 2022. Earned PUs, if any, will vest in one installment on March 9, 2023.
(13)	RSUs vest in three substantially equal installments on January 2, 2021, January 2, 2022 and January 2, 2023.
(14)	RSUs vest in two substantially equal installments on January 2, 2022 and January 2, 2023.

2021 PROXY STATEMENT	73

EXECUTIVE COMPENSATION

OPTIONS EXERCISES AND STOCK VESTED AT FISCAL YEAR END FOR 2020

	OPTION AWARDS		STOCK AWARDS
NAMED EXECUTIVE OFFICER	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
William L. Meaney	N/A	N/A	137,111	$4,676,237
Barry Hytinen	N/A	N/A	N/A	N/A
Ernest Cloutier	N/A	N/A	16,673	$568,563
Deirdre Evens	N/A	N/A	14,793	$504,492
John Tomovcsik	N/A	N/A	15,588	$531,570

(1)	Includes the payout of accrued cash dividend equivalents.

NON-QUALIFIED DEFERRED COMPENSATION FOR 2020

EXECUTIVE DEFERRED COMPENSATION

The Company provides certain of its highly compensated employees in the United States, including our NEOs, with the opportunity to defer between 5% and 100% of any 2020 non-equity incentive compensation and/or up to between 5% and 50% of base salary through the Executive Deferred Compensation Plan (the “EDCP”). This benefit is offered to these employees in part because they are limited by the Code and applicable nondiscrimination testing rules in the amount of 401(k) contributions they can make under the Company’s 401(k) Plan. Deferral elections and elections relating to the timing of payments are made prior to the period in which the salary and/or incentive compensation bonuses are earned. The Company does not contribute any matching, profit sharing or other funds to the EDCP for any employee. Participants in the EDCP can elect to invest their deferrals in funds that mirror, as closely as possible, the investment options available under the Company’s 401(k) Plan. The EDCP does not pay any above market rates and is administered by the Compensation Committee.

Participants may elect to receive benefits when they separate from service or on a specified date in the future. Benefits are distributed either in a lump sum or in five or 10 annual payments. Participants may choose from an array of investment options that generally mirror the investment options available in the 401(k) plan. While the assets are held in a Rabbi Trust, the responsibility to pay benefits are unfunded and unsecured obligations of the Company.

Ms. Evens is the only NEO who participated in the EDCP during the year ended December 31, 2020.

NAMED EXECUTIVE OFFICER	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)	REGISTRANT CONTRIBUTIONS IN LAST FY ($)	AGGREGATE EARNINGS IN LAST FY ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS IN LAST FY ($)	AGGREGATE BALANCE AT LAST YE ($)(1)
Deidre Evens	$ 201,955	N/A	$ 91,414	N/A	$484,142

(1)	Deferred compensation accounts are deemed invested in mutual funds managed by third party administrators.

74

EXECUTIVE COMPENSATION

EMPLOYMENT AGREEMENTS

WILLIAM L. MEANEY

In connection with his appointment as CEO, the Company entered into an offer letter with Mr. Meaney dated November 30, 2012 (the “CEO Offer Letter”). In addition to standard TDC elements (salary and short and long-term incentives), the CEO Offer Letter includes the following provisions:

▲	Mr. Meaney’s employment with the Company is on an at-will basis;
▲	The Company agreed to pay Mr. Meaney a portion of his salary in Swiss Francs because Mr. Meaney is a Swiss citizen and, as a result of his responsibilities associated with the significant international focus of the Company, he works a portion of his time in Switzerland;
▲	The Company agreed to reimburse Mr. Meaney for the cost of his Swiss medical insurance; and
▲	Mr. Meaney is eligible for the Iron Mountain Companies Severance Plan and Severance Program No. 2 (the “CEO Severance Program”) as described under the “Termination and Change in Control Arrangements ” heading below.

In December 2013, in order to implement the Swiss Franc salary payments agreed to in the CEO Offer Letter, and due to the customary nature of such agreements in Switzerland, a Swiss subsidiary of the Company entered into an employment agreement with Mr. Meaney (the “Swiss Employment Agreement”). As required by Swiss law, the Company, or one of its Swiss subsidiaries, funds certain benefits on Mr. Meaney’s behalf in connection with his Swiss employment, including an occupational benefit plan and occupational accident insurance. The Company’s contribution levels reflect amounts required by Swiss law and are quantified in the Summary Compensation Table. The Swiss Employment Agreement has no fixed term and is terminable by either party following a one-month notice period (except for certain acts identified by Swiss law).

We do not have any agreements with Mr. Meaney or any other executive that provide for excise tax gross-up payments in connection with a change in control.

BARRY HYTINEN

In connection with his appointment as EVP & Chief Financial Officer of the Company, effective January 1, 2020, the Company entered into a letter agreement with Mr. Hytinen, dated November 25, 2019 (the “Hytinen Letter”). In addition to standard TDC elements (salary and short and long-term incentives), the Hytinen Letter includes the following provisions:

▲	Annual base salary of $725,000;
▲	Signing bonus of $1,000,000, which is repayable if Mr. Hytinen leave the Company under certain circumstances within 18 months;
▲	Target annual performance-based cash bonus of 110% of base salary;
▲	Two sign-on restricted stock unit awards, with initial target values of $1,500,000 and $1,000,000, vesting ratably over three and two years, respectively. These grants were made to replace forfeited compensation from his former employer; and
▲	Relocation benefits to assist with his relocation to the greater Boston area.

ERNEST CLOUTIER

In connection with his appointment as EVP & GM, International, of the Company, effective April 1, 2017, Mr. Cloutier relocated to Switzerland in July 2017 and the Company entered into a letter agreement with Mr. Cloutier, dated March 27, 2017 (the “Cloutier Letter”) confirming the terms of Mr. Cloutier’s international assignment. The Cloutier Letter is not a contract of employment but is intended to summarize the terms and benefits of Mr. Cloutier’s international assignment. Under the terms of Mr. Cloutier’s appointment, as described in the Cloutier Letter, the Company provides the following benefits during his international assignment:

▲	Relocation support to allow efficient transfer of working location to Switzerland including work permit/visa expenses, moving expenses, home search assistance, cultural/language training and property management of Mr. Cloutier’s home in the United States;
▲	Allowances while on assignment in Switzerland, including housing related costs, cost of living differential, education and childcare assistance, car allowance and home leave; and
▲	Tax equalization benefits that provide tax-related payments designed to prevent Mr. Cloutier from paying more individual income tax as a result of his foreign assignment than he would have paid if no such assignment occurred.

Unless otherwise extended, Mr. Cloutier’s international assignment is due to end in July 2021.

2021 PROXY STATEMENT	75

EXECUTIVE COMPENSATION

TERMINATION AND CHANGE IN CONTROL ARRANGEMENTS

The Company maintains various contracts and agreements that require payments to each NEO in connection with (1) any termination of such NEO, (2) a change in control of the Company, or (3) a change in such NEO’s responsibilities. This section describes the benefits that may become payable to our NEOs in connection with a termination of their employment with the Company and/or a change in control of the Company under arrangements in effect on December 31, 2020.

EQUITY TREATMENT AT RETIREMENT

Upon an employee’s retirement on or after attaining age 58, if the sum of (i) the age at retirement plus (ii) years of service at the Company totals at least 70, then such employee will be entitled to continued vesting of any outstanding equity awards. If retirement occurs on or after July 1 in any year, equity award recipients are entitled to full vesting of time-vested stock options and time-vested RSUs granted in that year and prior years. These awards will continue vesting on the original vesting schedule, and the options would remain exercisable up to the original term of the stock option award. PUs will continue to vest and be delivered in accordance with the original vesting schedule of the applicable PU award and remain subject to the same performance conditions.

Prior to February 20, 2019, PU awards made to executives, including our NEOs, and other employees who subsequently terminate their employment (i) during the applicable performance period, (ii) after attaining age 55 and (iii) after completing ten years of employment with the Company, are eligible for pro-rated vesting based on the number of full years completed following the grant date, although the shares underlying the PU award will, nevertheless, be delivered in accordance with the original vesting schedule of the applicable PU award and remain subject to the same performance conditions.

EQUITY TREATMENT IN CONNECTION WITH TERMINATION OR A CHANGE OF CONTROL

All unvested stock options and other equity awards granted under the 2002 Plan or the 2014 Plan vest immediately should an employee terminate his or her own employment for “good reason” or be terminated by the Company in connection with a “vesting change in control,” as such terms are defined in the 2002 Plan and 2014 Plan, within 14 days prior or 12 months after such vesting change of control. This provision applies to all outstanding options and unvested RSUs or PUs held by employees of the Company, including our NEOs.

CEO SEVERANCE PROGRAM

As provided for in the CEO Offer Letter, Mr. Meaney is a participant in the CEO Severance Program No. 2. Mr. Meaney is entitled to the benefits under the CEO Severance Program No. 2 in the event of a “qualifying termination,” which is generally defined as the termination of an eligible employee’s employment without “cause” or termination by the eligible employee for “good reason.” “Cause” is generally defined in the CEO Severance Program No. 2 as any of: (1) fraud, embezzlement or theft against the Company; (2) being convicted of, or pleading guilty or no contest to, a felony; (3) breach of a fiduciary duty owed to the Company; (4) material breach of any material policy of the Company; (5) willful failure to perform material assigned duties (other than by reason of illness); or (6) committing an act of gross negligence, engaging in willful misconduct or otherwise acting with willful disregard for the best interests of the Company. “Good reason” in the CEO Severance Program means that the Company has, without Mr. Meaney’s consent: (1) materially diminished the sum of his base compensation plus target nonequity incentive compensation; (2) required Mr. Meaney to be based at an office or primary work location that is greater than 50 miles from Boston, Massachusetts; (3) materially diminished Mr. Meaney’s authority and/or responsibilities and/or assigned Mr. Meaney to duties and responsibilities that are generally inconsistent with his position with Iron Mountain prior to the change; (4) ceased to have Mr. Meaney report directly to the Board; or (5) materially breached the CEO Severance Program No. 2 or the CEO Offer Letter.

In the event of a qualifying termination under the CEO Severance Program No. 2, Mr. Meaney is entitled to certain severance benefits, including: (1) cash compensation consisting of (a) the sum of one year’s base salary, (b) a bonus payment equal to the annual target performance-based cash bonus for the year of termination, and (c) a pro-rated bonus in the year of termination; (2) one year of group health benefit continuation, and (3) 12 months outplacement. Mr. Meaney does not receive equity acceleration benefits under the CEO Severance Program No. 2.

In accordance with the CEO Severance Program No. 2, if Mr. Meaney’s termination is in connection with a change in control, he will be eligible for two years’ base salary and target bonus (rather than one year) and 18 months of group health benefit continuation (rather than 12 months), and the other benefits he would otherwise be entitled to remain unchanged. The CEO Severance Program No. 2 also modifies the determination of a Vesting Change in Control where termination following a Change in Control is directed by a third party, within 90 days prior to the Change in Control (rather than 14 days) or within two years following the Change in Control (rather than 12 months).

76

EXECUTIVE COMPENSATION

NEO SEVERANCE PROGRAM

Messrs. Hytinen, Cloutier and Tomovcsik and Ms. Evens are entitled to the benefits under the Severance Program No. 1 in the event of a “qualifying termination,” which is generally defined as the termination of an eligible employee’s employment without “cause” or termination by the eligible employee for “good reason.” The definition of “cause” for the purposes of the Severance Program No. 1 is substantially the same as the definition of “cause” in the CEO Severance Program No. 2, as described above. The definition of “good reason” in the Severance Program No. 1 is substantially the same as “good reason” under the 2002 Plan and the 2014 Plan with an additional component that could result in an acceleration if the eligible employee were to terminate his or her employment within 14 days prior to or 12 months after a vesting change of control. The additional component is a material diminution in the responsibilities or title or position with the Company and/or the assignment of duties and responsibilities that are generally inconsistent with such eligible employee’s position with the Company immediately prior to the vesting change in control.

In the event of a qualifying termination under the Severance Program No. 1, the eligible employee is entitled to certain severance benefits paid in equal installments over the Severance Period, including: (1) cash compensation consisting of one year’s base salary and a bonus payment generally equal to the annual target bonus for the eligible employee for the year of termination multiplied by such employee’s average payout percentage over the prior three years; (2) the Company’s payment of (a) the employer share of the cost of medical and dental coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) coverage until the earlier of (i) the first anniversary of such employee’s termination and (ii) the date on which COBRA coverage ends and (b) outplacement services for 12 months following termination; (3) accelerated vesting of outstanding RSUs and stock options scheduled to vest within 12 months following termination; and (4) pro-rated vesting of outstanding PUs based on actual performance using the following schedule and payable at the original vesting date, if earned as calculated at the end of the performance period:

▲	PUs outstanding for less than 12 months—33% vested
▲	PUs outstanding between 12 and 24 months—67% vested
▲	PUs outstanding 24 months or longer—100%

GENERAL

It is a condition to receipt of severance benefits under each of (1) the CEO Severance Program No. 2 and (2) the Severance Program No. 1 that the employee receiving severance benefits under such program or agreement execute, deliver and not revoke a separation and release agreement and a confidentiality and non-competition agreement. The receipt of the employer share of the cost of medical and dental coverage under COBRA is conditioned on the employee not being in breach of either of the separation and release agreement or the confidentiality and non-competition agreement.

2021 PROXY STATEMENT	77

EXECUTIVE COMPENSATION

ESTIMATED BENEFITS UPON A QUALIFYING TERMINATION UNDER THE APPLICABLE SEVERANCE PROGRAM

The table below reflects the amount of compensation that would be paid to each NEO in the event of a qualifying termination under the CEO Severance Program No. 2 (in the case of Mr. Meaney) or the Severance Program No. 1 (in the case of the other NEOs). The amounts shown assume that such termination was effective as of December 31, 2020.

NAMED EXECUTIVE OFFICER	CASH SEVERANCE ($)	CONTINUATION OF BENEFITS AND OUTPLACEMENT SERVICES ($)	ACCELERATION OF UNVESTED OPTIONS, RSUS AND PUS ($)(1)	TOTAL ($)
William L. Meaney	$5,400,000	$63,302	N/A	$5,463,302
Barry Hytinen	$1,522,500	$62,922	$1,037,613	$2,623,035
Ernest Cloutier	$1,267,377	$69,891	$1,038,868	$2,376,136
Deirdre Evens	$942,760	$56,470	$859,349	$1,858,579
John Tomovcsik	$984,760	$65,393	$860,729	$1,910,882

(1)	These amounts are based on a price per share of our Common Stock of $29.48, the closing price per share of Common Stock on the NYSE on December 31, 2020, and reflect the value of earned PUs for the PUs which were granted in 2018 and the value of PUs that would be earned if the Company achieved target performance for PUs granted after 2018.

ESTIMATED BENEFITS UPON A QUALIFYING TERMINATION UNDER THE APPLICABLE SEVERANCE PROGRAM IN CONNECTION WITH A CHANGE IN CONTROL

The table below reflects the amount of compensation that would be paid to each NEO in the event of termination of employment upon a qualifying termination under the CEO Severance Program No. 2 (in the case of Mr. Meaney) or the Severance Program No. 1 (in the case of Ms. Evens and Messrs. Cloutier, Hytinen and Tomovcsik). The amounts shown assume that such termination was effective as of December 31, 2020.

NAMED EXECUTIVE OFFICER	CASH SEVERANCE ($)	CONTINUATION OF BENEFITS AND OUTPLACEMENT SERVICES ($)	ACCELERATION OF UNVESTED OPTIONS, RSUS AND PUS ($)(1)	TOTAL ($)
William L. Meaney	$8,700,000	$74,953	$15,182,925	$23,957,878
Barry Hytinen	$1,522,500	$62,922	$4,152,048	$5,737,470
Ernest Cloutier	$1,267,377	$69,891	$2,208,179	$3,545,447
Deirdre Evens	$942,760	$56,470	$1,705,470	$2,704,700
John Tomovcsik	$984,760	$65,393	$1,706,850	$2,757,003

(1)	These amounts are based on a price per share of our Common Stock of $29.48, the closing price per share of Common Stock on the NYSE on December 31, 2020, and reflect the value of earned PUs for the PUs which were granted in 2018 and the value of PUs that would be earned if the Company achieved target performance for PUs granted after 2018.

78

EXECUTIVE COMPENSATION

MEDIAN EMPLOYEE TO CEO PAY RATIO

As required by Item 402(u) of Regulation S-K, we are providing the following information about the ratio of compensation provided to Mr. Meaney, our President and CEO, to the annual total compensation of the Company’s median employee. The Company identified the median employee as of December 31, 2020. For the year ended December 31, 2020:

▲	The median employee’s annual total compensation was $35,247;
▲	The annual total compensation of our CEO was $12,299,861; and
▲	Based on this information, the ratio of the annual total compensation of our CEO to the median employee is estimated to be 349 to 1.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify our median employee, we began by considering each individual employed by us worldwide on the determination date, except that we excluded approximately 1,195 employees located outside the United States as permitted by the de minimis exception within the SEC rules. Based on the de minimis exception, we excluded all individuals located in six (6) countries, which constituted approximately 4.98% of the 24,004 total individuals that we employed globally as of December 31, 2020. The excluded countries and the number of our employees in each excluded country are as follows as of December 31, 2020: India (1,029), Ukraine (64), Indonesia (45), Kazakhstan (31), Belarus (21), and Armenia (5).

For purposes of identifying the median employee from our employee population (other than those we excluded by reason of the de minimis exception), we considered base salary and base wages, as compiled from our payroll and employment records. We selected base salary and base wages to identify the median employee because these components represent the principal form of compensation delivered to all of our employees other than our CEO and this information is readily available across our workforce. Compensation paid in foreign currencies was converted to U.S. dollars based on the average of each month’s average exchange rate in 2020.

We aggregated all of the elements of that employee’s compensation for 2020 in the same way that we calculate the annual total compensation of our NEOs in the Summary Compensation Table, except that the CEO’s and median employee’s annual total compensation includes Company-paid healthcare benefit amounts of $18,252 and $190, respectively. This amount for the CEO is not included in the Summary Compensation Table because the SEC allows companies to exclude items related to Company-paid healthcare benefits, which are available generally to all salaried employees of the Company. To calculate our ratio, we divided the CEO’s annual total compensation by the median employee’s annual total compensation. We believe this ratio is a reasonable estimate calculated in a manner consistent with SEC rules.

ADDITIONAL INFORMATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was, during 2020, an officer or employee of the Company or was formerly an officer of the Company or had any relationship requiring disclosure by us under Item 404 of Regulation S-K of the Exchange Act. Please refer to “Certain Relationships and Related Party Transactions,” above, for additional information. None of our executive officers served as a member of the compensation committee (or its equivalent) of another entity or as a director of another entity, one of whose executive officers served on our Compensation Committee. None of our executive officers served as a member of the compensation committee (or its equivalent) of another entity, one of whose executive officers served as one of our directors.

2021 PROXY STATEMENT	79

AUDIT MATTERS

PROPOSAL 5 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Board recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP.

Subject to ratification by the stockholders, the Audit Committee has appointed the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors for the purpose of preparing or issuing audit reports or performing other audit reviews or attest services. Our independent auditors report directly to the Audit Committee, and the Audit Committee has executive sessions with the independent auditors at each regularly scheduled Audit Committee meeting.

The Audit Committee evaluates the performance of the Company’s independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors’ technical expertise and knowledge of the Company’s operations and industry. In accordance with the Audit Committee charter, the Audit Committee also evaluates the independence of the independent auditors and discusses with the auditor its independence from the Company and its management. The Audit Committee also oversees compliance with the mandated five-year rotation of the independent auditors’ lead engagement partner and reviews and evaluates the lead audit partner, and the chair of the Audit Committee is directly involved in the selection of any new lead engagement partner.

Based on this evaluation, the Audit Committee has appointed Deloitte & Touche LLP to serve as independent registered auditors for the year ending December 31, 2021. Deloitte & Touche LLP has served as the Company’s independent auditors since 2003 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its stockholders.

The Audit Committee has determined to submit its appointment of the independent auditors to the Company’s stockholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company’s independent auditors in the future.

The Audit Committee oversees and is ultimately responsible for the outcome of audit fee negotiations associated with the Company’s retention of its independent auditors. The fees we paid to Deloitte & Touche LLP in 2020 are shown in the table appearing on page 81 of this Proxy Statement.

Representatives of Deloitte & Touche LLP are expected to be present at the virtual Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

If the stockholders do not ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, the appointment of accountants will be reconsidered by the Audit Committee.

REQUIRED VOTE

The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year. For purposes of determining the number of votes cast, only those cast “For” or “Against” are included.

80

AUDIT MATTERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company has submitted the appointment of the Company’s independent registered public accounting firm to a stockholder vote, as set forth in Proposal 5 of this Proxy Statement.

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent registered public accounting firm and to monitor its continuing independence. Under these policies, no audit or non-audit services may be undertaken by our independent registered public accounting firm unless the engagement is specifically pre-approved by the Audit Committee. The Audit Committee may delegate to one or more members the authority to grant the pre-approvals required by its policies and procedures. The decisions of any member to whom authority is delegated to pre-approve an activity under this paragraph must be presented to the full Audit Committee at each of its scheduled meetings.

The fees for services provided by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) to us for the fiscal years ended December 31, 2019 and December 31, 2020 were as follows:

	FY 2019	FY 2020
Audit Fees(1)	$5,530,000	$5,452,000
Audit-Related Fees	0	0
Tax Fees(2)	1,291,000	1,314,000
Deloitte & Touche LLP Total Fees	$6,821,000	$6,766,000

(1)	Audit Fees consist of fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Company’s annual consolidated financial statements, audit of the internal controls over financial reporting, and reviews of the consolidated financial statements included the Company’s Quarterly Reports on Form 10-Q. Audit Fees also consist of services that are normally provided by the independent registered public accounting firm in connection with statutory audits and regulatory filings, review of documents filed with the SEC, and providing consents in connection with SEC filings and comfort letters in connection with offerings of registered and unregistered securities.
(2)	Tax Fees include tax compliance work, consulting and other tax planning matters.

The Audit Committee will not approve engagements of our independent registered public accounting firm to perform non-audit services for us if doing so will cause our independent registered public accounting firm to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee considers, among other things, whether our independent registered public accounting firm is able to provide the required services in a more or less effective and efficient manner than other available service providers.

The total fees billed to us from Deloitte for services in 2019 and 2020 are set forth above. All the services provided by Deloitte described above were pre-approved by our Audit Committee. The Audit Committee approved the engagement of Deloitte to provide non-audit services because they determined that Deloitte’s providing these services would not compromise its independence and that its familiarity with our record keeping and accounting systems would permit it to provide these services with equal or higher quality, quicker and at a lower cost than we could obtain these services from other providers.

2021 PROXY STATEMENT	81

AUDIT MATTERS

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes.

The Audit Committee has reviewed and discussed with the independent registered public accounting firm and management the plan and results of the auditing engagement and the audited financial statements for the year ended December 31, 2020. The Audit Committee has reviewed with management the scope and nature of the Company’s internal controls and has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications With Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm its independence from the Company and its management. The Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm’s independence and concluded that it was acceptable at this time.

The Audit Committee has reported to the Board its activities, conclusions and recommendations. Specifically, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on February 24, 2021. The Audit Committee has approved the reappointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

AUDIT COMMITTEE

Walter C. Rakowich, Chair
Jennifer Allerton
Clarke H. Bailey
Kent P. Dauten
Wendy J. Murdock

82

INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to beneficial ownership of Common Stock by: (1) each director and nominee for director; (2) the NEOs; (3) all directors and Executive Officers of the Company as a group; and (4) each stockholder known by us to be the beneficial owner of more than 5% of the Common Stock. Such information is presented as of March 15, 2021, except as otherwise noted.

	AMOUNT OF BENEFICIAL OWNERSHIP(1)
NAME AND ADDRESSES(2)	SHARES	VESTED OPTIONS	PERCENT OWNED
DIRECTORS:
Jennifer Allerton	12,812	—	*
Pamela M. Arway	25,282	—	*
Clarke H. Bailey(3)	176,412	—	*
Kent P. Dauten	2,016,484	—	*
Paul F. Deninger	73,172
Monte Ford	15,011	—	*
Per-Kristian Halvorsen(4)	32,525	—	*
Robin L. Matlock(5)	11,677	—
William L. Meaney	219,289	2,692,723	1%
Wendy J. Murdock	27,711	—	*
Walter C. Rakowich	27,567	—	*
Doyle R. Simons(6)	—	—
Alfred J. Verrecchia(7)	16,643	—	*
NAMED EXECUTIVE OFFICERS:
Barry Hytinen	15,533	—	*
Ernest W. Cloutier	85,097	115,387	*
Deirdre Evens	57,203	153,920	*
John Tomovcsik	42,359	109,637,	*
All directors and Executive Officers as a group(8)	2,919,702	3,255,540	2.1%
FIVE PERCENT STOCKHOLDERS:
The Vanguard Group(9)	48,363,389	—	16.8%
Capital World Investors(10)	29,113,163	—	10.1%
Blackrock Inc.(11)	22,577,824	—	7.8%

*	Less than 1%
(1)	Except as otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2)	Unless specified otherwise, the address of each of our directors, nominees for director and NEOs is c/o Iron Mountain Incorporated, One Federal Street, Boston, Massachusetts 02110.
(3)	Includes 12,409 shares of Common Stock held by the Clarke H. Bailey GST Trust for the benefit of Trent S. Bailey and 12,409 shares of Common Stock held by the Clarke H. Bailey GST Trust for the benefit of Turner H. Bailey. Does not include the 63,707 vested Phantom Shares previously reported on Forms 4 filed with the SEC as of March 15, 2021. Shares of phantom stock (“Phantom Shares”) have been acquired pursuant to the DDCP, and each Phantom Share is the economic equivalent of one share of Common Stock. Phantom Shares will become payable in Common Stock on various dates selected by Mr. Bailey or as otherwise provided in the DDCP.
(4)	Does not include the 37,333 vested Phantom Shares previously reported on Forms 4 filed with the SEC as of March 15, 2021. Phantom Shares will become payable in Common Stock on various dates selected by Mr. Halvorsen or as otherwise provided in the DDCP.

2021 PROXY STATEMENT	83

INFORMATION ABOUT STOCK OWNERSHIP

(5)	Does not include the 4,022 vested Phantom Shares previously reported on Forms 4 filed with the SEC as of March 15, 2021. Phantom Shares will become payable in Common Stock on various dates selected by Ms. Matlock or as otherwise provided in the DDCP.
(6)	Does not include the 14,522 vested Phantom Shares previously reported on Forms 4 filed with the SEC as of March 15, 2021. Phantom Shares will become payable in Common Stock on various dates selected by Mr. Simons or as otherwise provided in the DDCP.
(7)	Does not include the 58,438 vested Phantom Shares previously reported on Forms 4 filed with the SEC as of March 15, 2021. Phantom Shares will become payable in Common Stock on various dates selected by Mr. Verrecchia or as otherwise provided in the DDCP.
(8)	Does not include the 178,022 vested Phantom Shares previously reported by directors on Forms 4 filed with the SEC as of March 15, 2021.
(9)	This information is as of December 31, 2020 and is based solely on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2021 (the “Vanguard Group Schedule 13G”). In accordance with the disclosures set forth in The Vanguard Group Schedule 13G, The Vanguard Group reports sole voting power over 0 shares of Common Stock and sole dispositive power over 47,100,173 shares of Common Stock. The percent owned is based on the calculation provided by The Vanguard Group in The Vanguard Group Schedule 13G. Based on the information provided in The Vanguard Group Schedule 13G, the address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(10)	This information is as of December 31, 2020 and is based solely on a Schedule 13G/A filed by Capital World Investors with the SEC on February 16, 2021 (the “Capital World Investors Schedule 13G/A”). In accordance with the disclosures set forth in the Capital World Investors Schedule 13G/A, Capital World Investors reports sole voting power and sole dispositive power over 29,113,163 shares of Common Stock. The percent owned is based on the calculation provided by Capital World Investors in the Capital World Investors Schedule 13G/A. Based on the information provided in the Capital World Investors Schedule 13G/A, the address of Capital World Investors is 333 South Hope Street, 55th Fl, Los Angeles, California 90071.
(11)	This information is as of December 31, 2020 and is based solely on a Schedule 13G/A filed by Blackrock, Inc. with the SEC on January 29, 2021 (the “Blackrock Schedule 13G”). In accordance with the disclosures set forth in the Blackrock Schedule 13G, Blackrock, Inc. reports sole voting power over 20,057,036 shares of Common Stock and sole dispositive power over 22,577,824 shares of Common Stock. The percent owned is based on the calculation provided by Blackrock, Inc. in the Blackrock Schedule 13G. Based on the information provided in the Blackrock Schedule 13G, the address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055.

84

INFORMATION ABOUT STOCK OWNERSHIP

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that the Company’s executive officers, other Section 16 reporting officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, other Section 16 reporting officers, directors and 10% stockholders are also required by SEC rules to furnish to the Company copies of all Section 16(a) reports that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that they were not required to file a Form 5, the Company believes that, during the fiscal year ended December 31, 2020, the Company’s executive officers, other Section 16 reporting officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to such persons except that a late report was filed on July 10, 2020 relating to the purchase of phantom shares with cash dividend in the DDCP for Messrs. Clarke H. Bailey, Per-Kristian Halvorsen, Doyle R. Simons and Alfred J. Verrecchia and Ms. Robin L. Matlock and a late Form 3 report was filed on December 29, 2020 for Edward E. Greene, executive vice president, chief human resources officer of the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following provides certain equity compensation plan information with respect to all of our equity compensation plans in effect as of December 31, 2020:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OR SETTLEMENT OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		WEIGHTED AVERAGE EXERCISE OR SETTLEMENT PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN FIRST COLUMN)
Equity compensation plans approved by security holders	6,780,226	(1)	$ 35.42	(2)	3,034,993	(3)
Equity compensation plans not approved by security holders	0		0		0
TOTAL	6,780,226		$ 35.42		3,034,993

(1)	Includes: (i) 4,732,519 stock options granted under the Iron Mountain Incorporated 1995 Stock Incentive Plan, the 2002 Plan and the 2014 Plan; (ii) 1,294,006 shares of Common Stock that may be issued upon settlement of outstanding RSUs granted under the 2002 Plan and the 2014 Plan; and (iii) 753,701 shares of Common Stock that may be issued upon settlement of outstanding PUs granted under the 2002 Plan and the 2014 Plan. Each PU represents a contingent right to receive one share of Common Stock.
(2)	Weighted average exercise price is calculated inclusive of stock options, RSUs and PUs. For RSUs and PUs, the weighted average exercise price is calculated as the weighted average grant date fair value. If calculated solely for stock options that have an exercise price, the weighted average exercise price of outstanding options at December 31, 2020 is $35.83 per share.
(3)	Includes the 2014 Plan and the 2013 ESPP.

2021 PROXY STATEMENT	85

OTHER MATTERS

OTHER MATTERS BROUGHT BEFORE THE MEETING

The Board is not aware of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

ADDITIONAL DOCUMENTATION

The Company will furnish without charge to any stockholder, upon written or oral request, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. Requests for such documents should be addressed to Corporate Secretary, Iron Mountain Incorporated, One Federal Street, Boston, Massachusetts 02110, telephone number (617) 535-4766.

86

IRON MOUNTAIN EXECUTIVE OFFICERS

The Board annually elects the officers of the Company. Each officer serves at the discretion of the Board. There are no family relationships between or among any of the Company’s officers or directors.

The following are our executive officers who are not director nominees (“Executive Officers”), their ages, their positions and offices held with the Company and certain biographical information, all as of April 1, 2021.

NAME	AGE	PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
Ernest W. Cloutier	48	Mr. Cloutier was appointed executive vice president and general manager, global records & information management in November 2019. Prior to this role, Mr. Cloutier served as executive vice president and general manager, international of the Company from April 2017 to October 2019. From June 2014 to December 2016, Mr. Cloutier served as executive vice president, U.S. federal, security and legal, of the Company. In addition, Mr. Cloutier served as the Company’s general counsel and secretary until December 2016, positions which he held since joining the Company in December 2007 as a senior vice president. In June 2011 Mr. Cloutier was appointed an executive vice president of the Company, and Mr. Cloutier assumed responsibility for the Company’s global security and risk organizations in March 2014. Prior to joining the Company, Mr. Cloutier served as senior vice president, general counsel and secretary for Digitas Inc. from May 2004 to November 2007. Mr. Cloutier holds a bachelor’s degree in political science from Bates College and a juris doctor from The American University Washington College of Law.
Deirdre Evens	57	Ms. Evens was appointed executive vice president and north america general manager, records & information management of the Company in July 2018. Prior to this role, Ms. Evens served as executive vice president and chief of operations of the Company from February 2018 to July 2018. From July 2015 to February 2018, Ms. Evens served as executive vice president, chief people officer of the Company. Prior to joining the Company, Ms. Evens served as executive vice president of human resources at Clean Harbors, Inc. (“Clean Harbors”), from September 2011 to July 2015. From June 2008 to September 2011, Ms. Evens served as executive vice president of sales and marketing at Clean Harbors. Ms. Evens currently serves on the board of directors of Regency Centers Corporation, a publicly held REIT. Ms. Evens holds a bachelor’s degree in mechanical engineering from Cornell University.
Edward E. Greene	58	Mr. Greene was appointed executive vice president, chief human resources officer in December 2020. Prior to joining the Company, Mr. Greene served as the senior advisor to Surfside Capital Advisors from January 2019 to November 2020. Prior to his role at Surfside Capital Advisors, Mr. Greene served as the chief human resources officer at Factset Research Systems, a financial data and software company, from June 2015 to November 2018. Mr. Greene currently serves on the advisory board of Eastern Bankshares, Inc., a publicly-traded financial and banking services company. Mr. Greene holds a bachelor’s degree from Tufts University and a juris doctor from the University of Virginia School of Law.
Barry Hytinen	46	Mr. Hytinen was appointed executive vice president and chief financial officer in January 2020. Prior to this role, Mr. Hytinen served as executive vice president and chief financial officer of Hanesbrands Inc., a public American clothing company, from October 2017 to December 2019. Prior to his role at Hanesbrands Inc., Mr. Hytinen served as executive vice president and chief financial officer of Tempur Sealy International, Inc. (“Tempur Sealy”), a public American manufacturer of mattresses and bedding products, from July 2015 to October 2017. He served as executive vice president finance and corporate development at Tempur Sealy from July 2014 to July 2015. Mr. Hytinen holds bachelor’s degrees in finance and political science from Syracuse University and a master’s in business administration from Harvard University.
Mark Kidd	41	Mr. Kidd was appointed executive vice president and general manager, data centers, in February 2019. Prior to this role, Mr. Kidd served as senior vice president and general manager, data centers from April 2013 to February 2019. Mr. Kidd served as senior vice president, enterprise strategy from January 2010 to April 2013. Mr. Kidd served in various other positions with the Company in corporate strategy, portfolio and capital management from September 2003 to January 2010. Prior to joining the Company, Mr. Kidd worked in investment banking at Thomas Weisel Partners. Mr. Kidd holds a bachelor’s degree in economics from Harvard University.
Deborah Marson	67	Ms. Marson was appointed executive vice president, general counsel and secretary of the Company in December 2016. Ms. Marson served as senior vice president and deputy general counsel from March 2012 to December 2016. Ms. Marson joined the Company as vice president of commercial contracts for north america in November 2009. Prior to joining the Company, Ms. Marson spent 27 years with The Gillette Company, where she most recently served as deputy general counsel. Ms. Marson holds a bachelor’s degree in political science from Colby College and a juris doctor from Suffolk University Law School.
John Tomovcsik	53	Mr. Tomovcsik was appointed executive vice president and chief operating officer of the Company in July 2018. Prior to this role, Mr. Tomovcsik served as executive vice president and general manager, records and information management, of the Company from January 2014 to July 2018. From January 2007 to December 2013, Mr. Tomovcsik served as executive vice president and chief operating officer, Iron Mountain north america, responsible for the operations of the Company’s Records Management, Document Management Solutions, Data Management and Secure Shredding core businesses.

2021 PROXY STATEMENT	87

ADDITIONAL INFORMATION

Iron Mountain is furnishing this Proxy Statement in connection with the solicitation of proxies by the Board for use at the Annual Meeting or at any adjournment or postponement thereof. All stockholders of record on the Record Date are invited to attend the virtual Annual Meeting. The Company’s Annual Report to Stockholders for the year ended December 31, 2020 and the Notice of Internet Availability are first being mailed to the Company’s stockholders on or about April 2, 2021.

The Company is soliciting proxies for the Annual Meeting and will bear all costs of solicitation of proxies. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse brokers, banks, custodians and other fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy solicitation materials. Solicitation of proxies by mail may be supplemented by telephone, telecopier or personal solicitation by directors, officers or other regular employees of the Company (who will not receive any additional compensation for any solicitation of proxies).

Iron Mountain has engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for the Annual Meeting. Iron Mountain will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials, and will pay D.F. King a fee of approximately $25,000, plus reimbursement of out-of-pocket expenses. The address of D.F. King is 48 Wall Street, 22nd Floor, New York, NY 10005. You can call D.F. King at (877) 732-3618 or email at IRM@dfking.com.

The Board unanimously recommends that you vote:

FOR	the election of each of the Board’s nominees for director listed in this Proxy Statement;
FOR	the approval of an amendment to the 2014 Plan, to increase the number of shares of Common Stock authorized for issuance thereunder by 8,000,000, from 12,750,000 to 20,750,000, to extend the termination date of the 2014 Plan from May 24, 2027 to May 12, 2031, to provide that, other than in certain circumstances, no equity-based award will vest before the first anniversary of the date of grant and to provide that dividend and dividend equivalents are not paid with respect to stock options and stock appreciation rights;
FOR	the approval of an amendment to the 2013 ESPP, to increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000;
FOR	the approval of a non-binding, advisory resolution approving the compensation of the Named Executive Officers as described in this Proxy Statement; and
FOR	the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

STOCKHOLDERS ENTITLED TO VOTE

Iron Mountain’s Common Stock is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. As of 5:00 p.m. Eastern Time on the Record Date, 288,713,179 shares of Common Stock (the “Shares”), were outstanding and entitled to vote. Each Share is entitled to one vote on each matter.

HOW TO VOTE

Your vote is very important no matter how many Shares you own. Whether or not you plan to attend the virtual Annual Meeting live via the Internet at https://www.virtualshareholdermeeting.com/IRM2021, we urge you to vote your Shares today.

Stockholders may vote their Shares by completing and returning a proxy card. Stockholders who wish to receive a paper copy of the proxy card to complete and mail to the Company in time for the Annual Meeting may request one at any time on or before April 28, 2021; completed proxy cards must be received by the Company on or before May 11, 2021.

Stockholders may vote their Shares before 11:59 p.m. Eastern Time on May 11, 2021 over the internet or by telephone in the manner provided on the website listed in the Notice of Internet Availability (the “Website”).

Stockholders may vote their Shares and submit questions while connected to the Annual Meeting on the Internet. Each stockholder desiring to do so will need the 16-digit control number included on the Notice of Internet Availability mailed to such stockholder. Please be aware that any stockholder attending the virtual Annual Meeting must bear any costs associated with such stockholder’s Internet access, such as usage charges from Internet access providers and telephone companies.

88

ADDITIONAL INFORMATION

IF YOU ARE A REGISTERED HOLDER OF COMMON STOCK

If you are a registered holder of Common Stock, you may vote your Shares either by voting by proxy in advance of the Annual Meeting or by voting at the virtual Annual Meeting while connected to the virtual Annual Meeting on the Internet. By submitting a proxy (on a proxy card or in the manner provided on the Website), you are legally authorizing another person to vote your Shares on your behalf. If you submit your executed proxy card or submit a proxy in the manner provided on the Website, unless you direct otherwise, your Shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement, and if any other matters are brought before the Annual Meeting (other than the proposals contained in this Proxy Statement), then the individuals listed on the proxy will have the authority to vote your Shares on those other matters in accordance with their discretion and judgment.

In case a quorum is not present at the Annual Meeting, the holders of a majority of the voting power of the Shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting (without notice other than announcement of adjournment at the Annual Meeting) to another time or to another time and place.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to promptly vote over the internet or by telephone in the manner provided on the Website or by completing and returning a proxy card. If you later decide to vote while connected to the Annual Meeting on the Internet, the vote you cast at the virtual Annual Meeting will automatically revoke any previously submitted proxy.

IF YOU HOLD YOUR SHARES OF COMMON STOCK “IN STREET NAME”

If your Shares are held in the name of a brokerage firm, bank, nominee or other institution (referred to as “in street name”), you will receive instructions from the holder of record (the “Street Name Holder”), that you must follow in order for you to specify how your Shares will be voted. If you do not specify how you would like your Shares to be voted, your Shares held in street name may still be voted in the event that your Street Name Holder has the authority to vote Shares on certain routine, uncontested proposals for which you do not provide voting instructions. The election of directors and the advisory vote on executive compensation are not routine matters for purposes of broker voting. The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2021 is a routine matter.

IMPORTANT: If your Shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your Shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your Shares.

QUORUM

The presence at the Annual Meeting, via the Internet or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast at the Annual Meeting will constitute a quorum. Shares represented by valid proxies, regardless of whether the proxy is noted as casting a vote or abstaining, and broker non-votes will be treated as present at the Annual Meeting for purposes of determining a quorum. Shares voted by a broker on any item other than a procedural motion will be considered present for purposes of determining a quorum, even if such Shares are not voted on every item.

2021 PROXY STATEMENT	89

ADDITIONAL INFORMATION

VOTES REQUIRED

As more fully described in this Proxy Statement:

▲	Election of each nominee for director requires a majority of the votes cast on his or her nomination;
▲	Approval of an amendment to the 2014 Plan;
▲	Approval of an amendment to the 2013 ESPP;
▲	Approval of a non-binding, advisory resolution approving the compensation of the Named Executive Officers, as described in this Proxy Statement, requires the affirmative vote of a majority of the votes cast on the proposal; and
▲	Approval of the proposal to ratify the appointment of the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the proposal.

ABSTENTIONS AND BROKER NON-VOTES

A “broker non-vote” occurs on a proposal when a broker identified as the record holder of Shares is not permitted by the rules of the NYSE to vote on that proposal without instruction from the beneficial owner of the Shares and no instruction has been received with respect to that proposal. Under the NYSE rules, brokers may vote on routine matters even without instructions from the Street Name Holder. The election of directors, the vote to approve the amendment to the 2014 Plan, the vote to approve the amendment to the 2013 ESPP and the advisory vote on executive compensation are not routine matters for purposes of broker voting; therefore, if you do not instruct your broker how to vote with respect to these proposals, your broker may not vote with respect to these proposals and your Shares will be counted as “broker non-votes.” The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2021 is a routine matter; therefore, there will be no broker non-votes in connection with that matter.

A properly completed proxy, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Unless otherwise directed, the Shares represented by the proxy card will be voted:

FOR	the election of each of the Board’s nominees for director listed in this Proxy Statement;
FOR	the approval of an amendment to the 2014 Plan, to increase the number of shares of Common Stock authorized for issuance thereunder by 8,000,000, from 12,750,000 to 20,750,000, to extend the termination date of the 2014 Plan from May 24, 2027 to May 12, 2031, to provide that, other than in certain circumstances, no equity-based award will vest before the first anniversary of the date of grant and to provide that dividend and dividend equivalents are not paid with respect to stock options and stock appreciation rights;
FOR	the approval of an amendment to the 2013 ESPP, to increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000;
FOR	the approval of a non-binding, advisory resolution approving the compensation of our Named Executive Officers as described in this Proxy Statement; and
FOR	the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect the outcome of the proposals that are being submitted to the Company’s stockholders at the Annual Meeting.

Although the advisory vote on the proposed resolution to approve the compensation of our Named Executive Officers is non-binding, the Compensation Committee of the Board will consider the outcome of such vote when making future compensation decisions for any executive required to be listed in the summary compensation table included in our Proxy Statement.

ATTENDANCE AT THE ANNUAL MEETING

Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to stockholders of record of the Company as of 5:00 p.m. Eastern Time on the Record Date and guests of the Company. If you are a stockholder of record of the Company as of 5:00 p.m. Eastern Time on the Record Date, you may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Please have your Notice of Internet Availability in hand when you access the website and then follow the instructions.

90

ADDITIONAL INFORMATION

If you hold your Shares in street name, you have the right to direct your broker or other agent on how to vote your Shares in your account. You are also invited to attend the Annual Meeting via the Internet. However, because you are not the stockholder of record, you may not vote your Shares at the Annual Meeting unless you request and obtain a valid proxy card from your broker or other agent. Please follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.

REVOCABILITY OF PROXIES

Any stockholder may revoke a submitted proxy by submitting a subsequent proxy (i) on a proxy card to be received by the Company on or before May 11, 2021 or (ii) in accordance with the instructions provided on the Website on or before 11:59 p.m. Eastern Time on May 11, 2021. Also, any stockholder may revoke a submitted proxy by attending the virtual Annual Meeting via the Internet and voting during the Annual Meeting.

Please note, however, that only your last dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting, as described in this Proxy Statement.

If your Shares are held in the name of a brokerage firm, bank, nominee or other institution, and you have instructed your brokerage firm, bank, nominee or other institution to vote your Shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change your voting instruction. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

INFORMATION REGARDING THE COMPANY

Our principal executive offices are located at One Federal Street, Boston, Massachusetts 02110.

The Company’s website address, www.ironmountain.com, is included several times in this Proxy Statement as a textual reference only, and the information in the Company’s website is not incorporated by reference into this Proxy Statement.

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

In accordance with rules and regulations of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, the Company may furnish proxy materials via the Internet. Accordingly, all of the Company’s stockholders will receive a Notice of Internet Availability, which will be mailed on or about April 2, 2021.

On the date of mailing the Notice of Internet Availability, stockholders will be able to access all of the proxy materials at https://materials. proxyvote.com/46284v. If you receive a Notice of Internet Availability and would like to receive printed copies of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability. The proxy materials will be available free of charge, and the Notice of Internet Availability will provide instructions as to how stockholders may access and review all of the important information contained in the proxy materials (including the Company’s Annual Report to Stockholders) over the internet or through other methods specified on the Website and instructions as to how they may request a paper or email copy of the proxy card. The Website contains internet and telephone voting instructions for stockholders as to how they may request a paper or email copy of the proxy card.

By Order of the Board of Directors

Deborah Marson, Secretary
April 2, 2021

2021 PROXY STATEMENT	91

APPENDIX A

THIRD AMENDMENT TO THE IRON MOUNTAIN INCORPORATED
2014 STOCK AND CASH INCENTIVE PLAN

As adopted by resolution of the
Board of Directors on March 22, 2021

1.	Section 4(a)(1) of the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan, as amended (the “2014 Plan”), is amended by deleting the number “12,750,000” and inserting therefor “20,750,000.”
2.	Section 11 of the 2014 Plan shall be amended by adding the following paragraph as subsection (i) at the end thereof:

i.	Minimum Vesting Periods. Notwithstanding any other provision of the Plan to the contrary, no equity-based Award shall vest, in whole or in part, before the first anniversary of the date of grant or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, the first anniversary of the commencement of the period over which performance is evaluated. Notwithstanding the foregoing, (1) the Committee may provide that such vesting restriction may lapse or be waived upon the Participant’s termination of employment or other service due to death, disability or retirement (as such term is defined, if at all, in an applicable Award agreement), (2) this vesting restriction will automatically lapse in the event Section 9(c) shall apply, (3) equity-based Awards that either (i) result in the issuance of an aggregate of up to 5% of the shares available for grant pursuant to Section 4(a)(1) or (ii) are Substitute Awards (as defined in Section 4(b)) that do not reduce the vesting period of the Award being replaced, may be granted without respect to this vesting restriction, and (4) for purposes of equity-based Awards to any director who is not an employee of the Company or its affiliates, a vesting period will be deemed to be one year if it runs from the date of one of the Company’s annual shareholder meetings to the date of the Company’s next annual shareholder meeting.

3.	The second sentence of Section 12(c) of the 2014 Plan shall be amended by providing that no Awards shall be granted under the 2014 Plan after the expiration of ten years from the date shareholders approve this Third Amendment.
4.	Section 5(a) of the 2014 Plan shall be amended by adding the following sentence at the end thereof: “Neither dividends nor dividend equivalents shall be paid with respect to an Option.”
5.	Section 6(a) of the 2014 Plan shall be amended by adding the following sentence at the end thereof: “Neither dividends nor dividend equivalents shall be paid with respect to an SAR.”
6.	Except as hereinabove amended, the provisions of the 2014 Plan shall remain in full force and effect.

92

APPENDIX B

FIRST AMENDMENT TO THE IRON MOUNTAIN INCORPORATED
2013 EMPLOYEE STOCK PURCHASE PLAN

As adopted by resolution of the
Board of Directors on March 22, 2021

1.	Section 4 of the Iron Mountain Incorporated 2013 Employee Stock Purchase Plan, (the “2013 Plan”), is amended by amending and restating it in its entirety as follows:

The total amount of Common Stock with respect to which Options may be granted under the Plan shall not exceed in the aggregate 2,000,000 shares from either authorized but unissued shares or treasury shares; provided, however, that such aggregate number of shares shall be subject to adjustment in accordance with Section 15. If any outstanding Option expires for any reason, including a withdrawal pursuant to Section 10, or terminates by reason of the severance of employment of the Participant or any other cause, or is surrendered, the shares of Common Stock allocable to the unexercised portion of the Option may again be made subject to an Option under the Plan.

2.	Except as hereinabove amended, the provisions of the 2013 Plan shall remain in full force and effect.

2021 PROXY STATEMENT	93

IRON MOUNTAIN INCORPORATED INVESTOR RELATIONS ONE FEDERAL STREET BOSTON, MA 02110

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 11, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/IRM2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 11, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D45880-Z78959-P48717	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

IRON MOUNTAIN INCORPORATED

The Board of Directors recommends you vote FOR the following:

1.	For the election of twelve (12) directors to the Iron Mountain Incorporated Board of Directors for a one-year term or until their successors are elected and qualified.

	Nominees:		For	Against	Abstain

	1a.	Jennifer Allerton	☐	☐	☐

	1b.	Pamela M. Arway	☐	☐	☐

	1c.	Clarke H. Bailey	☐	☐	☐

	1d.	Kent P. Dauten	☐	☐	☐

	1e.	Monte Ford	☐	☐	☐

	1f.	Per-Kristian Halvorsen	☐	☐	☐

	1g.	Robin L. Matlock	☐	☐	☐

	1h.	William L. Meaney	☐	☐	☐

	1i.	Wendy J. Murdock	☐	☐	☐

	1j.	Walter C. Rakowich	☐	☐	☐

	1k.	Doyle R. Simons	☐	☐	☐

	1l.	Alfred J. Verrecchia	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.		For	Against	Abstain

2.	The approval of an amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock of the Company (“Common Stock”) authorized for issuance thereunder by 8,000,000, from 12,750,000 to 20,750,000, to extend the termination date of the 2014 Plan from May 24, 2027 to May 12, 2031, to provide that, other than in certain circumstances, no equity-based award will vest before the first anniversary of the date of grant and to provide that dividends and dividend equivalents are not paid with respect to stock options or stock appreciation rights.	☐	☐	☐

3.	The approval of an amendment to the Iron Mountain Incorporated 2013 Employee Stock Purchase Plan (the “2013 ESPP”), to increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000.	☐	☐	☐

4.	The approval of a non-binding, advisory resolution approving the compensation of our named executive officers as described in the Iron Mountain Incorporated Proxy Statement.	☐	☐	☐

5.	The ratification of the selection by the Audit Committee of Deloitte & Touche LLP as Iron Mountain Incorporated’s independent registered public accounting firm for the year ending December 31, 2021.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D45881-Z78959-P48717

IRON MOUNTAIN INCORPORATED
Annual Meeting of Stockholders
May 12, 2021, 9:00 A.M.
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William L. Meaney and Deborah Marson, and each of them, as proxies of the undersigned, each with the power to appoint his/her substitute, and hereby authorizes both of them, or either one if only one be present, to represent and vote, as designated on the reverse hereof, all of the shares of Common Stock, $0.01 par value per share, of IRON MOUNTAIN INCORPORATED held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the Annual Meeting of Stockholders to be held on May 12, 2021 at 9:00 A.M., Eastern Time, virtually at www.virtualshareholdermeeting.com/IRM2021 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other business as may properly come before the Annual Meeting.

Continued and to be signed on reverse side